UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21053

Name of Fund: BlackRock Virginia Municipal Bond Trust (BHV)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Virginia

 Municipal Bond Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2020

Date of reporting period: 08/31/2020

Item 1 – Report to Stockholders

AUGUST 31, 2020

2020 Annual Report

BlackRock Maryland Municipal Bond Trust (BZM)

BlackRock Massachusetts Tax-Exempt Trust (MHE)

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

BlackRock New York Municipal Bond Trust (BQH)

BlackRock New York Municipal Income Quality Trust (BSE)

BlackRock New York Municipal Income Trust II (BFY)

BlackRock Virginia Municipal Bond Trust (BHV)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. For most of the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point during the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. By the end of the reporting period, all major investment categories posted positive returns, and many equity indices were near all-time highs. In the United States, large-capitalization stocks advanced significantly, outperforming small-capitalization stocks, which also gained for the reporting period. International equities from developed economies also turned in a positive performance while lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed reduced interest rates twice in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.63%	21.94%
U.S. small cap equities (Russell 2000® Index)	6.57	6.02
International equities (MSCI Europe, Australasia, Far East Index)	7.10	6.13
Emerging market equities (MSCI Emerging Markets Index)	11.23	14.49
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.34	1.26
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.67	8.93
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.98	6.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.29	3.15
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.04	4.65
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended August 31, 2020

Municipal Market Conditions

Municipal bonds posted positive total returns during the period amid increased volatility. Early in the period, strong performance was driven by a favorable technical backdrop. However, as the economy shut down as a result of the COVID-19 pandemic, the municipal market experienced volatility that was worse than during the height of the global financial crisis. Performance plummeted -10.87% during a two-week period in March, before rebounding on valuation-based buying. (For comparison, the -11.86% correction in 2008 spanned more than a month.) As federal authorities stepped in to provide stimulus, passing the CARES Act and creating the Municipal Lending Facility, the market stabilized. Strong performance returned alongside the re-opening of the economy but stalled in August as Congress failed to pass additional fiscal aide.

Similarly, strong technical support during most of the period temporarily waned as COVID-19 fears spurred risk-off sentiment and a streak of 60-consecutive weeks of inflows turned to record outflows. During the 12 months ended August 31, 2020, municipal bond funds experienced net inflows totaling $42 billion, drawn down by nearly $46 billion in outflows during the months of March and April (based on data from the Investment Company Institute). For the same 12-month period, new issuance was robust at $452 billion but slowed during the height of pandemic as market liquidity became constrained amid the flight to quality. Taxable municipal issuance was elevated as issuers increasingly advance refunded tax-exempt debt in the taxable municipal market for cost savings.	S&P Municipal Bond Index
Total Returns as of August 31, 2020
6 months: 0.29%
12 months: 3.15%

A Closer Look at Yields

From August 31, 2019 to August 31, 2020, yields on AAA-rated 30-year municipal bonds decreased by 28 basis points (“bps”) from 1.84% to 1.56%, while ten-year rates decreased by 41 bps from 1.22% to 0.81% and five-year rates decreased by 77 bps from 1.03% to 0.26% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve bull steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 57 bps, lagging the 85 bps of steepening experienced in the U.S. Treasury curve.

During the same period, tax-exempt municipal bonds significantly underperformed U.S. Treasuries across the yield curve. As a result, relative valuations reset to more attractive levels and spurred increased participation from crossover investors.

Financial Conditions of Municipal Issuers

The COVID-19 pandemic is an unprecedented shock to the system impacting nearly every sector in the municipal market. Luckily, most states and municipalities were in excellent fiscal health before the crisis and the federal government has provided an incredible amount of support. BlackRock expects ongoing stability in high-quality states as well as school districts and local governments given that property taxes have proven resilient in past economic downturns. Essential public services such as power, water, and sewer are protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems are well positioned to absorb the impact of the economic shock. However, some segments are facing daunting financial challenges and additional federal support may not materialize, requiring issuers to draw down reserves, raise user fees / taxes, slash expenditures, and/or borrow to meet financial obligations. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources will require funding from the states and broader municipalities they serve. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will experience significant credit deterioration. Assuming the worst case, a prolonged recession would likely mean a spate of defaults, primarily in non-rated credits, and the migration of the municipal market’s overall credit quality from double-A to a still-strong single-A rating. As a result, BlackRock advocates careful credit selection and anticipate increased credit dispersion as the market navigates near-term uncertainty.

The opinions expressed are those of BlackRock as of August 31, 2020 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of

$130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed each Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of each Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of a Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence each Trust’s NAV positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that each Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to each Trust’s investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Trust Summary as of August 31, 2020	BlackRock Maryland Municipal Bond Trust (BZM)

Investment Objective

BlackRock Maryland Municipal Bond Trust’s (BZM) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income taxes and Maryland personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Maryland personal income taxes. The Trust invests, under normal market conditions, at least

80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the Trust’s investment adviser at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Trustees of BZM and the Board of Directors of BlackRock MuniYield Quality Fund, Inc. (MQY) each approved the reorganization of BZM into MQY. Subject to approvals by each Trust’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first quarter of 2021.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BZM
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2020 ($13.92)(a)	3.66%
Tax Equivalent Yield(b)	6.85%
Current Monthly Distribution per Common Share(c)	$0.0425
Current Annualized Distribution per Common Share(c)	$0.5100
Leverage as of August 31, 2020(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 46.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on October 1, 2020, was increased to $0.0460 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Market Price and Net Asset Value Per Share Summary

	08/31/20	08/31/19	Change	High	Low
Market Price	$13.92	$14.42	(3.47)%	$18.74	$11.33
Net Asset Value	15.13	15.61	(3.07)	15.92	13.11

Market Price and Net Asset Value History for the Past Five Years

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2020 (continued)	BlackRock Maryland Municipal Bond Trust (BZM)

Performance

Returns for the twelve months ended August 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BZM(a)(b)	(0.26)%	0.15%
Lipper Other States Municipal Debt Funds(c)	4.85	1.85

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, causing significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-August interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

Maryland municipal bonds performed in line with the national market.

The Trust’s use of leverage helped results by augmenting income and amplifying the effect of rising prices. The Trust’s positions in bonds with maturities of 20 years and above also contributed to performance. Long-term bonds benefited from their higher interest rate sensitivity given that yields fell significantly. (Prices rise as yields fall.) Holdings in the health care and housing sectors further contributed to results.

The Trust actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy had an adverse impact on performance. The Trust did not hold any U.S. Treasury futures as of August 31, 2020. Select holdings in the high yield rating category (bonds rated BBB and below, as well as non-rated issues) detracted from performance due to the emergence of COVID-19. Hotel and continuing care retirement community issues, in particular, were hurt by pandemic-related concerns. Reinvestment risk continued to be a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	7

Trust Summary as of August 31, 2020 (continued)	BlackRock Maryland Municipal Bond Trust (BZM)

Overview of the Trust’s Total Investments

SECTOR COMPOSITION

Sector(a)(b)	08/31/20		08/31/19
Health	26%		29%
Education	15		14
Housing	14		11
Transportation	11		13
County/City/Special District/School District	10		19
Utilities	10		10
Other	10		—
State	3		2
Tobacco	1		1
Corporate	—	(c)	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage
2020	4%
2021	7
2022	20
2023	2
2024	11

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	08/31/20		08/31/19
AAA/Aaa	6%		6%
AA/Aa	33		31
A	28		25
BBB/Baa	9		13
BB/Ba	2		2
CC	—		1
C	1		—
N/R	21	(f)	22

(c)	Represents less than 1% of the Trust’s total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% of the Trust’s total investments.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2020	BlackRock Massachusetts Tax-Exempt Trust (MHE)

Investment Objective

BlackRock Massachusetts Tax-Exempt Trust’s (MHE) (the “Trust”) investment objective is to provide as high a level of current income exempt from both regular U.S. federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders’ capital. The Trust seeks to achieve its investment objective by investing primarily in Massachusetts tax-exempt obligations (including bonds, notes and capital lease obligations). The Trust invests, under normal market conditions, at least 80% of its assets in obligations that are rated investment grade at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. Under normal market conditions, the Trust invests its assets so that at least 80% of the income generated by the Trust is exempt from U.S. federal income taxes, including U.S. federal alternative minimum tax, and Massachusetts personal income taxes. The Trust invests primarily in long term municipal obligations with maturities of more than ten years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Trustees of MHE and the Board of Directors of BlackRock MuniYield Quality Fund, Inc. (MQY) each approved the reorganization of MHE into MQY. Subject to approvals by each Trust’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first quarter of 2021.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	MHE
Initial Offering Date	July 23, 1993
Yield on Closing Market Price as of August 31, 2020 ($13.24)(a)	3.90%
Tax Equivalent Yield(b)	7.20%
Current Monthly Distribution per Common Share(c)	$0.0430
Current Annualized Distribution per Common Share(c)	$0.5160
Leverage as of August 31, 2020(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Market Price and Net Asset Value Per Share Summary

	08/31/20	08/31/19	Change	High	Low
Market Price	$13.24	$12.96	2.16%	$15.35	$11.61
Net Asset Value	13.68	14.13	(3.18)	14.42	11.60

Market Price and Net Asset Value History for the Past Five Years

TRUST SUMMARY	9

Trust Summary as of August 31, 2020 (continued)	BlackRock Massachusetts Tax-Exempt Trust (MHE)

Performance

Returns for the twelve months ended August 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MHE(a)(b)	6.00%	0.46%
Lipper Other States Municipal Debt Funds(c)	4.85	1.85

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, causing significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-August interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

Massachusetts municipal bonds performed in line with the national market.

The Trust’s use of leverage helped results by augmenting income and amplifying the effect of rising prices. The Trust’s positions in bonds with maturities of 20 years and above also contributed to performance. Long-term bonds benefited from their higher interest rate sensitivity given that yields fell significantly. (Prices rise as yields fall.) Positions in higher-rated bonds, particularly those rated AA, further contributed to results. At the sector level, holdings in tax-backed state, education and housing issues added to absolute returns.

The Trust actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy had an adverse impact on performance. The Trust did not hold any U.S. Treasury futures as of August 31, 2020. Select holdings in the high yield category (bonds rated BBB and below, as well as non-rated issues), modestly detracted from performance due to pandemic-related concerns. Student housing bonds, in particular, were hurt by the effects of COVID-19 as social distancing guidelines and virtual learning limited capacity utilization at many of the state’s universities. Reinvestment risk continued to be a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The Trust’s cash weighting was approximately 9% at the end of the period. The portfolio’s cash levels increased after large bond maturities in the second calendar quarter of 2020. Since that time, new issues in Massachusetts debt were priced at high valuations relative to the underlying interest-rate risk. As a result, the Trust held cash while awaiting more attractive opportunities. The elevated cash balance did not have any material impact on performance, since low prevailing yields reduced the opportunity cost of holding cash.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2020 (continued)	BlackRock Massachusetts Tax-Exempt Trust (MHE)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	08/31/20	08/31/19
Education	41%	42%
State	25	20
Health	10	14
Transportation	10	15
Housing	6	4
County/City/Special District/School District	5	2
Tobacco	2	2
Utilities	1	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2020	5%
2021	8
2022	17
2023	1
2024	4

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	08/31/20		08/31/19
AAA/Aaa	6%		6%
AA/Aa	63		55
A	7		12
BBB/Baa	15		16
BB/Ba	—	(e)	—
B/B	—		1
CC	—		1
C	1		—
N/R	8	(f)	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Represents less than 1% of the Trust’s total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% of the Trust’s total investments.

TRUST SUMMARY	11

Trust Summary as of August 31, 2020	BlackRock MuniHoldings New York Quality Fund, Inc.(MHN)

Investment Objective

BlackRock MuniHoldings New York Quality Fund, Inc.’s (MHN) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investment grade (as rated or, if unrated, considered to be of comparable quality at the time of investment by the Trust’s investment adviser) New York municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes (“New York Municipal Bonds”), except at times when, in the judgment of its investment adviser, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Trust. At all times, except during temporary defensive periods, the Trust invests at least 65% of its assets in New York Municipal Bonds. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations with remaining maturities of one year or more. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	MHN
Initial Offering Date	September 19, 1997
Yield on Closing Market Price as of August 31, 2020 ($13.79)(a)	4.48%
Tax Equivalent Yield(b)	8.89%
Current Monthly Distribution per Common Share(c)	$0.0515
Current Annualized Distribution per Common Share(c)	$0.6180
Leverage as of August 31, 2020(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on October 1, 2020, was increased to $0.0545 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Market Price and Net Asset Value Per Share Summary

	08/31/20	08/31/19	Change	High	Low
Market Price	$13.79	$13.74	0.36%	$14.33	$10.33
Net Asset Value	14.92	15.31	(2.55)	15.64	12.89

Market Price and Net Asset Value History for the Past Five Years

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2020 (continued)	BlackRock MuniHoldings New York Quality Fund, Inc.(MHN)

Performance

Returns for the twelve months ended August 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MHN(a)(b)	4.57%	1.54%
Lipper New York Municipal Debt Funds(c)	0.77	0.58

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, causing significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-August interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

New York municipal bonds underperformed the national market, primarily as a result of the outsized weighting of New York City bonds in the state index. The impact of COVID-19 was particularly acute in larger cities as a result of the effects of reduced tourism, fewer commuters, and lower tax revenues.

Positions in sectors that were less affected by COVID-19, such as water/sewer, public power, and housing, were the largest contributors. Positions in higher-quality bonds also generally performed well due largely to their relative strength in March and April.

The Trust actively sought to manage interest rate risk through U.S. Treasury futures, which hurt performance due to the breakdown in correlation between the U.S. Treasury and municipal markets in the first quarter of 2020. While municipal bond yields rose due to a substantial increase in yield spreads, U.S. Treasury yields plunged due to investors’ “flight to quality.” The Trust did not hold any U.S. Treasury futures as of August 31, 2020.

While all sectors posted positive gains in the period, select holdings in areas most affected by the coronavirus, such as transportation and tax-backed issues, finished with negative returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	13

Trust Summary as of August 31, 2020 (continued)	BlackRock MuniHoldings New York Quality Fund, Inc.(MHN)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	08/31/20	08/31/19
Transportation	28%	24%
County/City/Special District/School District	20	21
Utilities	13	12
Education	11	15
State	10	12
Housing	8	7
Health	5	5
Other	2	—
Corporate	2	2
Tobacco	1	2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2020	6%
2021	11
2022	6
2023	13
2024	8

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	08/31/20	08/31/19
AAA/Aaa	11%	7%
AA/Aa	55	58
A	22	25
BBB/Baa	6	6
BB/Ba	1	—
N/R(e)	5	4

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2020 and August 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 3%, respectively, of the Trust’s total investments.

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2020	BlackRock New York Municipal Bond Trust (BQH)

Investment Objective

BlackRock New York Municipal Bond Trust’s (BQH) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income taxes and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On May 11, 2020, the Board of Trustees of BQH and the Board of Trustees of BlackRock Multi-State Municipal Series Trust, on behalf of BlackRock New York Municipal Opportunities Fund (“NYMO”), each approved the reorganization of BQH into NYMO. Shareholders of BQH approved the reorganization on August 21, 2020, and the reorganization is expected to be effective on October 26, 2020.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BQH
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2020 ($15.96)(a)	3.98%
Tax Equivalent Yield(b)	7.90%
Current Monthly Distribution per Common Share(c)	$0.0530
Current Annualized Distribution per Common Share(c)	$0.6360
Leverage as of August 31, 2020(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Market Price and Net Asset Value Per Share Summary

	08/31/20	08/31/19	Change	High	Low
Market Price	$15.96	$14.94	6.83%	$16.70	$11.15
Net Asset Value	16.05	16.49	(2.67)	16.86	13.66

Market Price and Net Asset Value History for the Past Five Years

TRUST SUMMARY	15

Trust Summary as of August 31, 2020 (continued)	BlackRock New York Municipal Bond Trust (BQH)

Performance

Returns for the twelve months ended August 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BQH(a)(b)	11.01%	1.16%
Lipper New York Municipal Debt Funds(c)	0.77	0.58

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, causing significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-August interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

New York municipal bonds underperformed the national market, primarily as a result of the outsized weighting of New York City bonds in the state index. The impact of COVID-19 was particularly acute in larger cities as a result of the effects of reduced tourism, fewer commuters, and lower tax revenues.

The Trust’s positions in bonds with maturities of 20 years and above contributed to performance. Long-term bonds benefited from their higher interest rate sensitivity given that yields fell significantly. (Prices rise as yields fall.) The Trust’s tilt toward higher-quality securities, particularly bonds rated AA and A, also helped performance. At the sector level, holdings in transportation and state tax-backed issues aided results.

The Trust’s use of leverage, which augmented income and boosted the effect of rising prices, was an additional positive. Declining rates amplified the contribution by reducing the funding cost for the leverage position.

The Trust actively sought to manage interest rate risk using U.S. Treasury futures, which hurt performance due to the breakdown in correlation between the U.S. Treasury and municipal markets in the first quarter of 2020. While municipal bond yields rose due to a substantial increase in yield spreads, U.S. Treasury yields plunged due to investors’ “flight to quality.” The Trust did not hold any U.S. Treasury futures as of August 31, 2020.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2020 (continued)	BlackRock New York Municipal Bond Trust (BQH)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	08/31/20	08/31/19
Transportation	23%	17%
County/City/Special District/School District	20	25
Education	15	18
Utilities	14	13
State	10	8
Health	6	8
Housing	5	5
Other	3	—
Tobacco	2	2
Corporate	2	4

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2020	4%
2021	16
2022	13
2023	9
2024	6

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	08/31/20	08/31/19
AAA/Aaa	8%	5%
AA/Aa	52	55
A	22	20
BBB/Baa	5	4
BB/Ba	1	2
B/B	—	1
B	2	—
C	1	—
N/R(e)	9	13

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2020 and August 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 3%, respectively, of the Trust’s total investments.

TRUST SUMMARY	17

Trust Summary as of August 31, 2020	BlackRock New York Municipal Income Quality Trust (BSE)

Investment Objective

BlackRock New York Municipal Income Quality Trust’s (BSE) (the “Trust”) investment objective is to provide current income exempt from U.S. federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing at least 80% of its managed assets in municipal obligations exempt from U.S. federal income taxes (including the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests primarily in municipal bonds that are investment grade quality at the time of investment or, if unrated, are determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Trustees of BSE and the Board of Trustees of BlackRock New York Municipal Income Trust (BNY) each approved the reorganization of BSE into BNY. Subject to approvals by each Trust’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first quarter of 2021.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BSE
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2020 ($13.33)(a)	4.37%
Tax Equivalent Yield(b)	8.67%
Current Monthly Distribution per Common Share(c)	$0.0485
Current Annualized Distribution per Common Share(c)	$0.5820
Leverage as of August 31, 2020(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on October 1, 2020, was increased to $0.0525 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Market Price and Net Asset Value Per Share Summary

	08/31/20	08/31/19	Change	High	Low
Market Price	$13.33	$13.86	(3.82)%	$14.17	$10.00
Net Asset Value	14.97	15.34	(2.41)	15.62	12.98

Market Price and Net Asset Value History for the Past Five Years

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2020 (continued)	BlackRock New York Municipal Income Quality Trust (BSE)

Performance

Returns for the twelve months ended August 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BSE(a)(b)	(0.11)%	1.36%
Lipper New York Municipal Debt Funds(c)	0.77	0.58

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, causing significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-August interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

New York municipal bonds underperformed the national market, primarily as a result of the outsized weighting of New York City bonds in the state index. The impact of COVID-19 was particularly acute in larger cities as a result of the effects of reduced tourism, fewer commuters, and lower tax revenues.

The Trust’s positions in bonds with maturities of 20 years and above contributed to performance. Long-term bonds benefited from their higher interest rate sensitivity given that yields fell significantly. (Prices rise as yields fall.) The Trust’s tilt toward higher-quality securities, particularly bonds rated AA and A, also helped performance. At the sector level, holdings in state tax-backed and utility issues aided results.

The Trust’s use of leverage, which augmented income and boosted the effect of rising prices, was an additional positive. Declining rates amplified the contribution by reducing the funding cost for the leverage position.

The Trust actively sought to manage interest rate risk using U.S. Treasury futures, which hurt performance due to the breakdown in correlation between the U.S. Treasury and municipal markets in the first quarter of 2020. While municipal bond yields rose due to a substantial increase in yield spreads, U.S. Treasury yields plunged due to investors’ “flight to quality.” The Trust did not hold any U.S. Treasury futures as of August 31, 2020.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	19

Trust Summary as of August 31, 2020 (continued)	BlackRock New York Municipal Income Quality Trust (BSE)

Overview of the Trust’s Total Investments

SECTOR COMPOSITION

Sector(a)(b)	08/31/20		08/31/19
Transportation	20%		16%
County/City/Special District/School District	20		22
Education	17		21
Utilities	15		15
State	13		13
Health	6		7
Housing	4		4
Other	3		—
Tobacco	2		2
Corporate	—	(c)	—

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage
2020	1%
2021	21
2022	8
2023	13
2024	8

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	08/31/20	08/31/19
AAA/Aaa	11%	6%
AA/Aa	54	62
A	27	21
BBB/Baa	2	5
N/R(f)	6	6

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Represents less than 1% of the Trust’s total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2020 and August 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Trust’s total investments.

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2020	BlackRock New York Municipal Income Trust II (BFY)

Investment Objective

BlackRock New York Municipal Income Trust II’s (BFY) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Trustees of BFY and the Board of Trustees of BlackRock New York Municipal Income Trust (BNY) each approved the reorganization of BFY into BNY. Subject to approvals by each Trust’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first quarter of 2021.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BFY
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2020 ($13.99)(a)	4.85%
Tax Equivalent Yield(b)	9.63%
Current Monthly Distribution per Common Share(c)	$0.0565
Current Annualized Distribution per Common Share(c)	$0.6780
Leverage as of August 31, 2020(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on October 1, 2020, was increased to $0.0605 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Market Price and Net Asset Value Per Share Summary

	08/31/20	08/31/19	Change	High	Low
Market Price	$13.99	$14.21	(1.55)%	$15.75	$10.16
Net Asset Value	15.39	15.92	(3.33)	16.23	13.21

Market Price and Net Asset Value History For the Past Five Years

TRUST SUMMARY	21

Trust Summary as of August 31, 2020 (continued)	BlackRock New York Municipal Income Trust II (BFY)

Performance

Returns for the twelve months ended August 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BFY(a)(b)	2.87%	1.01%
Lipper New York Municipal Debt Funds(c)	0.77	0.58

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, causing significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-August interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

New York municipal bonds underperformed the national market, primarily as a result of the outsized weighting of New York City bonds in the state index. The impact of COVID-19 was particularly acute in larger cities as a result of the effects of reduced tourism, fewer commuters, and lower tax revenues.

The Trust’s positions in bonds with maturities of 20 years and above contributed to performance. Long-term bonds benefited from their higher interest rate sensitivity given that yields fell significantly. (Prices rise as yields fall.) The Trust’s tilt toward higher-quality securities, particularly bonds rated AA and A, also helped performance. At the sector level, holdings in state tax-backed and utility issues further aided results.

The Trust’s use of leverage, which augmented income and boosted the effect of rising prices, was an additional positive. Declining rates amplified the contribution by reducing the funding cost for the leverage position.

The Trust actively sought to manage interest rate risk using U.S. Treasury futures, which hurt performance due to the breakdown in correlation between the U.S. Treasury and municipal markets in the first quarter of 2020. While municipal bond yields rose due to a substantial increase in yield spreads, U.S. Treasury yields plunged due to investors’ “flight to quality.” The Trust did not hold any U.S. Treasury futures as of August 31, 2020.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2020 (continued)	BlackRock New York Municipal Income Trust II (BFY)

Overview of the Trust’s Total Investments

SECTOR COMPOSITION

Sector(a)(b)	08/31/20		08/31/19
Transportation	25%		19%
County/City/Special District/School District	20		26
Education	14		13
Utilities	13		11
State	12		12
Health	6		7
Housing	5		5
Corporate	3		4
Tobacco	2		3
Other	—	(c)	—

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage
2020	5%
2021	17
2022	8
2023	13
2024	7

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	08/31/20	08/31/19
AAA/Aaa	7%	5%
AA/Aa	53	50
A	24	27
BBB/Baa	5	6
BB/Ba	1	2
B/B	—	1
B	1	—
CC	—	1
C	1	—
N/R(f)	8	8

(c)	Represents less than 1% of the Trust’s total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2020 and August 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Trust’s total investments.

TRUST SUMMARY	23

Trust Summary as of August 31, 2020 (continued)	BlackRock Virginia Municipal Bond Trust (BHV)

Investment Objective

BlackRock Virginia Municipal Bond Trust’s (BHV) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and Virginia personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Virginia personal income taxes. The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BHV
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2020 ($16.09)(a)	3.39%
Tax Equivalent Yield(b)	6.34%
Current Monthly Distribution per Common Share(c)	$0.0455
Current Annualized Distribution per Common Share(c)	$0.5460
Leverage as of August 31, 2020(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 46.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Market Price and Net Asset Value Per Share Summary

	08/31/20	08/31/19	Change	High	Low
Market Price	$16.09	$16.54	(2.72)%	$18.06	$12.34
Net Asset Value	15.38	15.64	(1.66)	15.87	13.12

Market Price and Net Asset Value History for the Past Five Years

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2020 (continued)	BlackRock Virginia Municipal Bond Trust (BHV)

Performance

Returns for the twelve months ended August 31, 2020 were as follows:

	Returns Based On
	Market Price	NAV
BHV(a)(b)	0.77%	1.87%
Lipper Other States Municipal Debt Funds(c)	4.85	1.85

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds performed well from the beginning of the reporting period until February 2020 due to accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of COVID-19 led to travel restrictions, business closures and stay-at-home orders, causing significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and low market liquidity inhibited efficient pricing. Municipal bonds recovered in the April-August interval due to aggressive stimulus from the Fed and U.S. Congress, allowing the category to finish in positive territory for the full period.

Virginia municipal bonds outperformed the national market, largely as a result of the state’s higher average credit quality and low level of new-issue supply.

The Trust’s use of leverage helped results by augmenting income and amplifying the effect of rising prices. The Trust’s positions in bonds with maturities of 20 years and above also contributed to performance. Long-term bonds benefited from their higher interest rate sensitivity given that yields fell significantly. (Prices rise as yields fall.) Positions in higher-rated bonds, particularly those rated AA, further contributed to results.

The Trust benefited from strong security selection in the high yield category (bonds rated BBB and below, as well as non-rated issues), due largely to positions in tobacco issues and Puerto Rico. The Trust was further helped by its positions in the utility and health care sectors.

The Trust actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy had an adverse impact on performance. The Trust did not hold any U.S. Treasury futures as of August 31, 2020. Select holdings in high yield toll road and university issues also detracted. Reinvestment risk continued to be a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	25

Trust Summary as of August 31, 2020 (continued)	BlackRock Virginia Municipal Bond Trust (BHV)

Overview of the Trust’s Total Investments

SECTOR COMPOSITION

Sector(a)(b)	08/31/20	08/31/19
Transportation	32%	27%
Health	19	28
Education	11	12
Housing	10	4
Utilities	8	5
Tobacco	6	3
County/City/Special District/School District	6	18
Other	4	—
State	4	3

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2020	7%
2021	6
2022	13
2023	6
2024	4

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	08/31/20	08/31/19
AAA/Aaa	11%	12%
AA/Aa	47	38
A	9	8
BBB/Baa	6	5
BB/Ba	—	1
B/B	—	3
B	4	—
C	1	1
N/R(e)	22	132

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2020 and August 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 5% and 9%, respectively, of the Trust’s total investments.

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2020	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 1.6%

Tobacco — 1.6%
Golden State Tobacco Securitization Corp., Refunding RB, Series A-2, 5.00%, 06/01/47	$500	$512,345

Maryland — 131.3%

Corporate — 0.9%
Maryland Economic Development Corp., Refunding RB, 5.75%, 09/01/25	275	275,514

County/City/Special District/School District — 10.1%
County of Anne Arundel Maryland, GO, 5.00%, 10/01/43	1,745	2,169,122
Washington Suburban Sanitary Commission, RB, (GTD), 4.00%, 06/01/41	875	998,655

		3,167,777

Education — 23.0%
County of Anne Arundel Maryland, Refunding RB, 3.25%, 09/01/28	360	376,776
Maryland Economic Development Corp., Refunding RB 5.00%, 07/01/37	500	501,455
5.00%, 07/01/39	500	523,905
(AGM), 5.00%, 06/01/43	1,350	1,547,816
Maryland Health & Higher Educational Facilities Authority, Refunding RB
5.00%, 06/01/29	500	526,030
Series A, 4.00%, 07/01/22(a)	10	10,691
Series A, 5.00%, 07/01/22(a)	1,000	1,087,320
Series A, 5.00%, 10/01/22(a)	900	989,217
Series A, 5.00%, 07/01/34	1,000	1,071,600
Series A, 5.00%, 10/01/49	530	627,843

		7,262,653

Health — 41.2%
City of Rockville Maryland, RB, Series B, 5.00%, 11/01/42	500	499,440
County of Baltimore Maryland, Refunding RB, 4.00%, 01/01/50	500	538,650
County of Montgomery Maryland, RB
4.00%, 12/01/44	750	811,650
Series 2016, 5.00%, 12/01/45	750	877,215
County of Montgomery Maryland, Refunding RB, 5.00%, 12/01/21(a)	1,000	1,059,690
Maryland Health & Higher Educational Facilities Authority, RB
4.00%, 07/01/48	300	330,852
4.00%, 07/01/48
Series 2017, 5.00%, 12/01/46	250	295,952
Series A, 5.00%, 05/15/42	160	187,234
Series B, 5.00%, 11/15/21(a)	1,000	1,057,580
Series B, 4.00%, 04/15/45	250	282,513
Maryland Health & Higher Educational Facilities Authority,Refunding RB
5.00%, 07/01/34	510	619,405
5.00%, 07/01/35	200	231,902
4.00%, 07/01/39	100	105,466
5.00%, 07/01/40	1,000	1,116,560
4.00%, 07/01/41	500	537,950
5.00%, 08/15/42	1,000	1,130,290

Security	Par (000)	Value

Health (continued)
Maryland Health & Higher Educational Facilities Authority, Refunding RB (continued) 5.00%, 07/01/45
5.00%, 07/01/45	$700	$774,487
4.13%, 07/01/47	500	539,670
Series A, 4.00%, 07/01/22(a)	1,250	1,336,325
Series A, 5.00%, 01/01/28	100	116,029
Series A, 5.00%, 01/01/45	500	548,850

		12,997,710

Housing — 22.5%
Howard County Housing Commission, RB, M/F
Housing
5.00%, 12/01/42	500	602,105
4.00%, 06/01/46	500	543,095
Series A, 5.00%, 06/01/44	550	603,537
Maryland Community Development Administration, RB, M/F Housing
Series A, 4.05%, 07/01/42	1,220	1,243,595
Series D, 3.70%, 07/01/35	500	526,115
Maryland Community Development Administration, RB, S/F Housing, Series A, 3.85%, 09/01/42	295	326,497
Maryland Community Development Administration, Refunding RB, Series D, 3.25%, 09/01/50	500	553,455
Maryland Community Development Administration, Refunding RB, S/F Housing
Series A, 4.10%, 09/01/38	65	71,724
Series B, 3.35%, 09/01/42	1,000	1,069,190
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 6.25%, 01/01/21(a)	1,000	1,020,020
Montgomery County Housing Opportunites Commission, Refunding RB, S/F Housing, Series C, AMT, 3.30%, 07/01/39	500	529,590

		7,088,923

Other — 15.1%
Anne Arundel County Consolidated Special Taxing District, ST, 5.25%, 07/01/44	250	250,620
Anne Arundel County Consolidated, Special Taxing District, Refunding ST, 5.00%, 07/01/32	500	560,870
City of Baltimore Maryland, Refunding RB
5.00%, 09/01/46	750	713,947
Series A, 5.00%, 09/01/38	250	256,053
City of Baltimore Maryland, TA(b)
Series B, 3.70%, 06/01/39	200	184,412
Series B, 3.88%, 06/01/46	300	260,958
County of Frederick Maryland, TA, Series A, 7.13%, 07/01/43(b)	250	226,410
County of Howard Maryland, TA 6.10%, 02/15/44	250	243,305
Series A, 4.50%, 02/15/47(b)	500	503,810
County of Prince George’s Maryland, RB, 5.20%, 07/01/34	1,227	1,227,908
County of Prince George’s Maryland,TA, 5.25% 07/01/48(b)	300	313,497

		4,741,790

Transportation — 9.1%
Maryland Economic Development Corp., RB, AMT, 5.00%, 06/01/49	250	268,532

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) August 31, 2020	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Maryland Economic Development Corp., Refunding RB, Series A, 5.00%, 06/01/35	$100	$112,385
Maryland State Transportation Authority, RB, AMT, 4.00%, 06/01/29	1,925	2,017,785
Maryland State Transportation Authority, Refunding RB, AMT, 5.00%, 03/01/23	445	472,626

		2,871,328

Utilities — 9.4%
City of Baltimore Maryland, RB
Series A, 5.00%, 07/01/41	100	118,643
Series A, 5.00%, 07/01/43	1,000	1,122,370
Series A, 5.00%, 07/01/46	495	579,714
Series C, 5.00%, 07/01/38	1,000	1,137,300

		2,958,027

Total Municipal Bonds in Maryland		41,363,722

Puerto Rico — 6.0%

State — 4.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	107	111,999
Series A-1, Restructured, 5.00%, 07/01/58	629	669,671
Series A-2, Restructured, 4.33%, 07/01/40	375	390,356
Series A-2, Restructured, 4.78%, 07/01/58	157	165,304

		1,337,330

Tobacco — 0.6%
Children’s Trust Fund, Refunding RB, Asset-Backed Bonds, 5.63%, 05/15/43	200	200,144

Utilities — 1.2%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Series A, Senior Lien, 5.00%, 07/01/33	200	205,178
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Series A, Senior Lien, 6.00%, 07/01/38	160	160,611

		365,789

Total Municipal Bonds in Puerto Rico		1,903,263

Total Municipal Bonds — 138.9% (Cost: $41,625,371)		43,779,330

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

District of Columbia — 7.9%

Transportation — 7.9%
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/42	2,045	2,476,876

Security	Par (000)	Value

Maryland — 10.4%

County/City/Special District/School District — 5.6%
Maryland Stadium Authority, RB, 5.00%, 05/01/42	$1,500	$1,779,030

Utilities — 4.8%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/46	1,269	1,507,548

Total Municipal Bonds in Maryland		3,286,578

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 18.3% (Cost: $5,331,645)		5,763,454

Total Long-Term Investments — 157.2% (Cost: $46,957,016)		49,542,784

	Shares

Short-Term Securities

Money Market Funds — 2.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(d)(e)	649,087	649,217

Total Short-Term Securities — 2.1% (Cost: $649,217)		649,217

Total Investments — 159.3% (Cost: $47,606,233)		50,192,001

Other Assets Less Liabilities — 0.8%		263,975

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.5)%		(3,000,730)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (50.6)%		(15,943,448)

Net Assets Applicable to Common Shares — 100.0%		$31,511,798

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)	Affiliate of the Trust.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$399,268	$249,907	(a)	$—	$2	$40	$649,217	649,087	$5,342	$—

(a)	Represents net amount purchased (sold).

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock Maryland Municipal Bond Trust (BZM)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(276,416)	$—	$(276,416)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$5,898	$—	$5,898

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$1,365,160

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$43,779,330	$—	$43,779,330
Municipal Bonds Transferred to Tender Option Bond Trusts	—	5,763,454	—	5,763,454
Short-Term Securities
Money Market Funds	649,217	—	—	649,217

	$649,217	$49,542,784	$—	$50,192,001

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(2,999,064)	$—	$(2,999,064)
VRDP Shares at Liquidation Value	—	(16,000,000)	—	(16,000,000)

	$—	$(18,999,064)	$—	$(18,999,064)

See notes to financial statements.

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) August 31, 2020	BlackRock Massachusetts Tax-Exempt Trust (MHE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 1.7%

Tobacco — 1.7%
Golden State Tobacco Securitization Corp., Refunding RB, Series A-2, 5.00%, 06/01/47	$535	$548,209

Massachusetts — 130.7%

County/City/Special District/School District — 8.2%
City of Holyoke Massachusetts, Refunding GO, 5.00%, 09/01/26	1,000	1,095,060
Commonwealth of Massachusetts Transportation Fund Revenue, Refunding RB, Series A, 5.00%, 06/01/21(a)	500	518,060
Massachusetts School Building Authority, RB, Series B, 5.00%, 10/15/21(a)	1,000	1,054,010

		2,667,130

Education — 60.0%
Massachusetts Development Finance Agency, RB
5.00%, 10/01/46	500	561,175
5.00%, 07/01/47	550	580,772
5.00%, 10/01/48	200	185,056
Series A, 5.25%, 01/01/42	500	568,180
Series A, (AMBAC), 5.75%, 01/01/42	650	1,040,188
Series A, 5.00%, 01/01/47	1,000	1,113,310
Series B, 5.00%, 07/01/21(a)	500	520,060
Series J, 5.00%, 07/01/42	1,950	2,096,484
Massachusetts Development Finance Agency, Refunding RB
5.00%, 07/01/37	150	167,040
4.00%, 07/01/39	500	527,415
5.00%, 04/15/40	1,000	1,077,390
5.00%, 10/01/40	1,675	1,681,516
5.00%, 09/01/43	500	573,260
4.00%, 07/01/44	250	288,853
Series A, 5.00%, 10/01/35	250	281,128
Series P, 5.45%, 05/15/59	1,500	1,977,540
Massachusetts Educational Financing Authority, RB, AMT, 5.00%, 01/01/27	1,000	1,126,410
Massachusetts Educational Financing Authority, Refunding RB, AMT, 3.50%, 07/01/33	165	167,061
Massachusetts Health & Educational Facilities Authority, Refunding RB
Series M, 5.50%, 02/15/27	1,000	1,296,170
Series T-2, 5.00%, 10/01/32	500	544,705
Massachusetts State College Building Authority, Refunding RB, Series B, (AGC), 5.50%, 05/01/39	825	1,271,490
University of Massachusetts Building Authority, RB, Series 1, 5.00%, 11/01/22(a)	500	551,935
University of Massachusetts Building Authority, Refunding RB, Series 1, Senior Lien, 5.00%, 11/01/50 ..	1,000	1,251,330

		19,448,468

Health — 14.4%
Massachusetts Development Finance Agency, Refunding RB
5.00%, 07/01/21(a)	1,000	1,040,120
4.13%, 10/01/42(b)	550	541,084
4.00%, 12/01/42	485	509,017
5.00%, 12/01/42	525	584,892
Series A, 5.00%, 06/01/39	250	297,090
Series A, 5.00%, 07/01/44	250	287,098

Security	Par (000)	Value

Health (continued)
Massachusetts Development Finance Agency, Refunding RB (continued)
Series A, 4.00%, 06/01/49	$250	$269,233
Series A-2, 4.00%, 07/01/41	100	116,584
Series E, 4.00%, 07/01/38	500	532,805
Massachusetts Health & Educational Facilities Authority, RB, Series D, 5.00%, 07/01/39	500	501,395

		4,679,318

Housing — 9.4%
Massachusetts HFA, RB, M/F Housing, Series A, 3.80%, 12/01/43	500	537,015
Massachusetts Housing Finance Agency, RB, M/F Housing
Series A, (FHA), 5.25%, 12/01/35	185	185,483
Series C-1, 3.15%, 12/01/49	1,000	1,029,070
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.50%, 12/01/47	485	521,225
Massachusetts Housing Finance Agency, Refunding RB, S/F Housing, Series 214, (FHLMC, FNMA, GNMA), 2.95%, 12/01/44	750	781,342

		3,054,135

State — 22.8%
Commonwealth of Massachusetts, GO
Series C, 5.00%, 07/01/45	1,000	1,179,370
Series G, 4.00%, 09/01/42	1,000	1,127,940
Massachusetts Bay Transportation Authority, Refunding RB
Series A, 5.25%, 07/01/29	730	1,002,049
Sub-Series A-2, 5.00%, 07/01/45	2,100	2,553,495
Massachusetts School Building Authority, RB
Series A, 5.00%, 05/15/43	500	554,615
Series A, 5.00%, 08/15/45	750	969,015

		7,386,484

Transportation — 15.9%
Commonwealth of Massachusetts Federal Highway Grant Anticipation Note Revenue, RB, Series A, 5.00%, 06/15/22(a)	1,000	1,085,870
Massachusetts Port Authority, RB
Series A, AMT, 5.00%, 07/01/42	1,000	1,062,890
Series B, AMT, 5.00%, 07/01/45	1,750	1,975,172
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 07/01/36	1,000	1,034,970

		5,158,902

Total Municipal Bonds in Massachusetts		42,394,437

Puerto Rico — 7.2%

State — 5.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	113	118,279
Series A-1, Restructured, 5.00%, 07/01/58	747	795,301
Series A-2, Restructured, 4.33%, 07/01/40	150	156,142
Series A-2, Restructured, 4.54%, 07/01/53	500	517,340
Series A-2, Restructured, 4.78%, 07/01/58	168	176,886

		1,763,948

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock Massachusetts Tax-Exempt Trust (MHE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco — 0.7%
Children’s Trust Fund, Refunding RB, Asset-Backed Bonds, 5.63%, 05/15/43	$215	$215,155

Utilities — 1.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	115	117,977
Series A, Senior Lien, 5.13%, 07/01/37	75	77,012
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Series A, Senior Lien, 6.00%, 07/01/38	170	170,650

		365,639

Total Municipal Bonds in Puerto Rico		2,344,742

Total Municipal Bonds — 139.6% (Cost: $41,542,955)		45,287,388

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

Massachusetts — 15.6%

Education — 3.2%
Massachusetts Development Finance Agency, RB, 4.00%, 09/01/49	1,000	1,020,470

Health — 1.5%
Massachusetts Development Finance Agency, Refunding RB, 4.00%, 07/01/35	430	493,176

State — 10.9%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	1,001	1,135,563
Massachusetts School Building Authority, RB, Series B, 5.00%, 11/15/46(d)	2,000	2,404,700

		3,540,263

Total Municipal Bonds in Massachusetts		5,053,909

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 15.6% (Cost: $4,752,527)		5,053,909

Total Long-Term Investments — 155.2% (Cost: $46,295,482)		50,341,297

Security	Shares	Value

Short-Term Securities

Money Market Funds — 9.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(e)(f)	3,103,187	$3,103,807

Total Short-Term Securities — 9.6% (Cost: $3,103,740)		3,103,807

Total Investments — 164.8% (Cost: $49,399,222)		53,445,104

Other Assets Less Liabilities — 1.0%		307,207

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.2)%		(2,971,446)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (56.6)%		(18,349,289)

Net Assets Applicable to Common Shares — 100.0%		$32,431,576

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d )

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on November 15, 2024, is $1,551,389. See Note 4 of the Notes to Financial Statements for details.

(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$76,217	$3,027,443	(a)	$—	$77	$70	$3,103,807	3,103,187	$5,724	$—

(a)	Represents net amount purchased (sold).

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) August 31, 2020	BlackRock Massachusetts Tax-Exempt Trust (MHE)

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(336,429)	$—	$(336,429)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$5,853	$—	$5,853

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$1,483,973

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$45,287,388	$—	$45,287,388
Municipal Bonds Transferred to Tender Option Bond Trusts	—	5,053,909	—	5,053,909
Short-Term Securities
Money Market Funds	3,103,807	—	—	3,103,807

	$3,103,807	$50,341,297	$—	$53,445,104

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(2,965,857)	$—	$(2,965,857)
VRDP Shares at Liquidation Value	—	(18,500,000)	—	(18,500,000)

	$—	$(21,465,857)	$—	$(21,465,857)

See notes to financial statements.

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2020	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.4%

Utilities — 0.4%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	$525	$632,200
Guam Power Authority, RB, Series A, (AGM), 5.00%, 10/01/20(a)	1,175	1,179,406

Total Municipal Bonds in Guam		1,811,606

New Jersey — 2.7%

Transportation — 2.7%
Port Authority of New York & New Jersey, RB, Series 6, AMT, (NPFGC), 5.75%, 12/01/22	12,485	12,523,828

New York — 131.2%

Corporate — 2.7%
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	8,445	11,707,895
New York State Environmental Facilities Corp., RB, 2.75%, 09/01/50(b)(c)	970	976,431

		12,684,326

County/City/Special District/School District — 30.1%
City of New York, GO
Series A-1, 5.00%, 08/01/21(a)	2,350	2,453,400
Sub-Series D-1, 5.00%, 10/01/21(a)	1,375	1,446,459
Sub-Series D-1, 5.00%, 08/01/31	945	1,057,493
Sub-Series D-1, 5.00%, 10/01/33	2,800	2,926,616
Sub-Series F-1, 5.00%, 04/01/43	4,550	5,467,689
City of New York, Refunding GO
Series E, 5.50%, 08/01/25	2,710	3,095,768
Series E, 5.00%, 08/01/30	2,000	2,203,300
Series E, 5.00%, 08/01/32	2,000	2,234,560
Series I, 5.00%, 08/01/32	490	528,970
County of Nassau New York, GO
Series A, 5.00%, 01/15/31	1,400	1,693,874
Series B, (AGM), 5.00%, 07/01/45	1,815	2,207,893
Series C, 5.00%, 10/01/31	1,980	2,426,133
Erie County Industrial Development Agency, RB,
Series A, 5.25%, 05/01/31	1,000	1,031,280
Erie County Industrial Development Agency, Refunding RB, Series A, 5.00%, 05/01/28	1,685	2,051,740
New York City Industrial Development Agency, RB
(AMBAC), 5.00%, 01/01/31	3,500	3,507,420
(AMBAC), 5.00%, 01/01/36	6,150	6,158,241
(NPFGC), 5.00%, 03/01/36	2,200	2,205,412
(AGC), 6.38%, 01/01/39	800	803,312
(FGIC), 5.00%, 03/01/46	9,500	9,510,070
New York City Industrial Development Agency, RB, CAB, (AGC), 0.00%, 03/01/39(d)	1,380	816,946
New York City Industrial Development Agency, Refunding RB, Series A, AMT, 5.00%, 07/01/28	820	879,311
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A1, 5.00%, 08/01/40	860	1,054,902
Series A-1, 5.00%, 11/01/38	950	1,066,014
Series A-2, 5.00%, 08/01/38	3,440	4,177,777
Series A-3, 4.00%, 08/01/43	2,790	3,108,339
Series B1, 5.00%, 11/01/35	2,100	2,404,437
Sub-Series B-1, 5.00%, 11/01/36	1,690	1,931,585
Sub-Series B-1, 5.00%, 11/01/38	1,455	1,713,903
Sub-Series E-1, 5.00%, 02/01/39	2,730	3,271,632

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB (continued)
Sub-Series E-1, 5.00%, 02/01/43	$2,510	$2,978,316
Sub-Series F-1, 5.00%, 05/01/42	8,825	10,542,433
New York City Trust for Cultural Resources, Refunding RB, Series A, 5.00%, 08/01/23(a)	2,840	3,234,618
New York Convention Center Development Corp., RB,CAB(d)
Series B, Sub-Lien, 0.00%, 11/15/32	565	393,240
Series B, Sub-Lien, 0.00%, 11/15/42	2,185	1,002,675
Series B, Sub-Lien, 0.00%, 11/15/47	5,600	2,030,112
Series B, Sub-Lien, 0.00%, 11/15/48	2,665	912,576
Series B, Sub-Lien, (AGM), 0.00%, 11/15/55	2,485	741,922
Series B, Sub-Lien, (AGM), 0.00%, 11/15/56	3,765	1,072,799
New York Convention Center Development Corp., Refunding RB
5.00%, 11/15/40	6,150	6,768,997
5.00%, 11/15/45	12,215	13,453,967
New York Liberty Development Corp., Refunding RB
5.00%, 11/15/31	1,710	1,792,029
5.00%, 11/15/44	4,000	4,190,720
5.75%, 11/15/51	1,755	1,851,332
Class 1, 4.00%, 09/15/35	885	931,339
Class 1, 5.00%, 11/15/44(e)	5,075	5,314,134
Class 2, 5.00%, 09/15/43	3,430	3,631,478
New York State Dormitory Authority, RB, Series A,
5.00%, 02/15/23(a)	4,995	5,580,514

		139,857,677

Education — 16.6%
Albany Capital Resource Corp., Refunding RB
Series A, 5.00%, 12/01/30	250	279,545
Series A, 5.00%, 12/01/32	100	111,043
Series A, 4.00%, 12/01/34	110	115,720
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, 5.38%, 04/01/21(a)	1,000	1,030,160
Build NYC Resource Corp., Refunding RB
4.00%, 08/01/42	525	566,706
5.00%, 08/01/47	505	576,266
Series A, 5.00%, 06/01/43	450	514,953
Dobbs Ferry Local Development Corp., RB, 5.00%, 07/01/39	750	855,353
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	570	688,389
5.00%, 07/01/48	855	1,024,854
Dutchess County Local Development Corp., Refunding RB
5.00%, 07/01/42	985	1,178,690
4.00%, 07/01/46	1,865	2,065,842
Hempstead Town Local Development Corp., Refunding RB, 5.00%, 07/01/47	1,030	1,217,069
Madison County Capital Resource Corp., RB
Series B, 5.00%, 07/01/40	685	798,155
Series B, 5.00%, 07/01/43	2,480	2,881,041
Monroe County Industrial Development Corp., Refunding RB
Series A, 5.00%, 07/01/23(a)	1,240	1,407,437
Series A, 4.00%, 07/01/39	350	384,636
Series A, 4.00%, 07/01/50	1,035	1,195,518
New York City Trust for Cultural Resources, Refunding RB
Series A, 5.00%, 07/01/37	1,775	2,049,575

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) August 31, 2020	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
New York City Trust for Cultural Resources, Refunding RB (continued)
Series A, 5.00%, 07/01/41	$750	$861,300
New York State Dormitory Authority, RB
(AGM), 5.75%, 05/01/21(a)	1,770	1,835,437
Series 1, (AMBAC), 5.50%, 07/01/40	3,500	5,344,850
Series A, 5.00%, 07/01/21(a)	1,675	1,741,831
Series A, 5.50%, 07/01/21(a)	1,375	1,434,482
Series B, 5.00%, 07/01/22(a)	3,000	3,263,220
New York State Dormitory Authority, Refunding RB
5.00%, 07/01/44	1,900	2,151,503
Series A, 5.00%, 07/01/22(a)	8,670	9,430,706
Series A, 5.25%, 07/01/23(a)	11,190	12,779,875
Series A, 5.00%, 07/01/35	1,030	1,177,599
Series A, 4.00%, 07/01/37	510	561,699
Series A, 5.00%, 07/01/37	2,005	2,260,918
Series A, 5.00%, 07/01/43	1,520	1,755,235
Series A, 5.00%, 07/01/46	1,540	1,792,960
Onondaga County Trust for Cultural Resources, RB, 5.00%, 12/01/21(a)	2,235	2,368,966
Orange County Funding Corp., Refunding RB
Series A, 5.00%, 07/01/37	715	751,429
Series A, 5.00%, 07/01/42	445	466,320
St Lawrence County Industrial Development Agency,RB
6.00%, 09/01/34	300	311,703
5.38%, 09/01/41	125	128,849
Tompkins County Development Corp., RB(a)
(AGM), 5.25%, 01/01/21	700	711,739
(AGM), 5.50%, 01/01/21	500	508,805
Troy Capital Resource Corp., Refunding RB 4.00%, 09/01/40	820	904,329
Series A, 5.13%, 09/01/40	5,535	5,535,000

		77,019,707

Health — 8.1%
Dutchess County Local Development Corp., RB,
Series B, 4.00%, 07/01/41	4,495	4,851,363
Monroe County Industrial Development Corp., RB
4.00%, 12/01/41	500	540,825
5.00%, 12/01/46	800	919,144
Series A, 5.00%, 12/01/37	1,180	1,276,843
Monroe County Industrial Development Corp., Refunding RB, (FHA), 5.50%, 08/15/40	5,925	6,049,247
New York City Health and Hospitals Corp., Refunding RB, Series A, 5.00%, 02/15/30	1,800	1,806,840
New York State Dormitory Authority, RB
Series C, 4.25%, 05/01/39	1,000	1,049,260
Series D, 4.25%, 05/01/39	685	718,743
New York State Dormitory Authority, Refunding RB
4.00%, 07/01/45	675	728,514
Series 1, 5.00%, 07/01/42	2,200	2,684,176
Series A, 5.00%, 05/01/21(a)	2,000	2,063,980
Series A, 5.25%, 05/01/21(a)	7,375	7,623,169
Series A, 5.00%, 05/01/32	2,645	3,101,633
Oneida County Local Development Corp., Refunding RB, (AGM), 3.00%, 12/01/44	2,315	2,465,313

Security	Par (000)	Value

Health (continued)
Suffolk County Economic Development Corp., RB,
Series C, 5.00%, 07/01/32	$460	$526,580
Westchester County Healthcare Corp., Refunding RB,
Series A, Senior Lien, 5.00%, 11/01/21(a)	1,340	1,380,656

		37,786,286

Housing — 8.9%
Amherst Development Corp., Refunding RB, Series A, (AGM), 4.63%, 10/01/20(a)	2,975	2,985,650
New York City Housing Development Corp., Series 2014-8SPR, Class F, 4.50%, 02/15/48	1,075	1,117,334
New York City Housing Development Corp., RB, M/F Housing
4.00%, 11/01/43	640	695,789
Series B1, 5.25%, 07/01/32	6,505	7,339,917
Series B1, 5.00%, 07/01/33	1,375	1,544,276
Series D-1-B, 4.20%, 11/01/40	450	481,266
Series G-1, 3.90%, 05/01/45	450	469,818
Series I-1-A, 3.95%, 11/01/36	450	490,374
Series I-1-A, 4.05%, 11/01/41	450	490,037
New York City Housing Development Corp., Refunding RB, Series D, (FHA), 2.50%, 11/01/55	2,270	2,161,085
New York City Housing Development Corp., Refunding RB, M/F Housing
Series B-1-A, 3.65%, 11/01/49	1,040	1,103,690
Series B-1-A, 3.75%, 11/01/54	1,435	1,527,314
New York State Housing Finance Agency, RB
Series D, (SONYMA), 3.80%, 11/01/49	1,700	1,829,710
Series P, 3.15%, 11/01/54	1,100	1,131,933
New York State Housing Finance Agency, RB, M/F Housing
Series B, (FHLMC, FNMA, GNMA, SONYMA), 4.00%, 11/01/42	845	914,839
Series C, (FHLMC, FNMA, GNMA, SONYMA), 3.38%, 11/01/49	170	175,394
Series E, (SONYMA), 3.80%, 11/01/49	945	1,015,705
Series H, 4.15%, 11/01/43	1,375	1,517,642
Series H, 4.20%, 11/01/48	905	995,310
Series A, AMT, 4.65%, 11/15/38	1,000	1,001,530
State of New York Mortgage Agency, RB, S/F Housing,
Series 225, 2.45%, 10/01/45	400	402,796
State of New York Mortgage Agency, Refunding RB
Series 190, 3.80%, 10/01/40	2,880	3,035,117
Series 194, AMT, 3.80%, 04/01/28	3,140	3,373,176
Series 218, AMT, 3.60%, 04/01/33	905	985,771
Series 218, AMT, 3.85%, 04/01/38	325	354,777
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 213, 4.20%, 10/01/43	1,910	2,121,704
Yonkers Industrial Development Corp, RB, AMT,
(SONYMA), 5.25%, 04/01/37	2,000	2,006,400

		41,268,354

State — 9.6%
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, 4.00%, 07/15/38	5,045	5,808,712
New York State Dormitory Authority, RB
Series 2015B-C, 5.00%, 03/15/37	1,500	1,774,080
Series A, 5.00%, 03/15/41	7,125	8,595,457
Series A, 5.00%, 02/15/42	7,500	8,933,925
Series B, 5.00%, 03/15/37	3,000	3,188,790

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock Muniholdings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
New York State Dormitory Authority, RB (continued)
Series B, 5.00%, 03/15/38	$1,000	$1,215,030
Series B, 5.00%, 03/15/39	1,465	1,778,393
Series B, 5.00%, 03/15/42	4,600	4,870,710
New York State Dormitory Authority, Refunding RB
Series C, 5.00%, 03/15/38	100	123,817
Series E, 5.00%, 03/15/41	2,800	3,471,692
New York State Urban Development Corp., RB,
Series C, 5.00%, 03/15/32	2,000	2,215,180
Sales Tax Asset Receivable Corp., Refunding RB,
Series A, 4.00%, 10/15/32	2,070	2,335,436

		44,311,222

Tobacco — 2.5%
Chautauqua Tobacco Asset Securitization Corp.,
Refunding RB 4.75%, 06/01/39	1,875	1,801,200
5.00%, 06/01/48	680	641,362
New York Counties Tobacco Trust VI, Refunding RB
Series A-2, 5.00%, 06/01/45	2,010	2,040,472
Series A-2, 5.00%, 06/01/51	765	776,047
Series B, 5.00%, 06/01/41	575	652,884
Niagara Tobacco Asset Securitization Corp., Refunding RB
5.25%, 05/15/34	1,495	1,556,788
5.25%, 05/15/40	1,500	1,543,380
TSASC Inc, Refunding RB, Series A, 5.00%, 06/01/35	260	296,826
Westchester Tobacco Asset Securitization Corp.,
Refunding RB, Series C, 4.00%, 06/01/42	2,350	2,359,659

		11,668,618

Transportation — 37.2%
Buffalo & Fort Erie Public Bridge Authority, RB 5.00%, 01/01/42	1,565	1,828,624
5.00%, 01/01/47	750	865,290
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/39	2,285	2,724,611
Series A, 5.00%, 02/15/42	5,975	7,060,359
Series A, 4.00%, 02/15/44	2,230	2,457,237
Metropolitan Transportation Authority, RB
Series A, 5.00%, 11/15/21(a)	1,000	1,057,820
Series A, 5.00%, 05/15/23(a)	3,000	3,387,060
Series A, 5.00%, 11/15/42	3,500	4,024,545
Series A-1, 5.25%, 11/15/23(a)	3,240	3,758,822
Series B, 5.25%, 11/15/44	1,000	1,053,470
Series D, 5.25%, 11/15/21(a)	2,000	2,121,640
Series E, 5.00%, 11/15/38	8,750	9,083,462
Sub-Series B-3, 5.00%, 11/15/23(a)	1,000	1,152,150
Metropolitan Transportation Authority, Refunding RB
Series A, 5.00%, 11/15/41	1,000	1,042,080
Series A, (AGM), 4.00%, 11/15/46	855	939,252
Series A1, 5.00%, 11/15/37	1,500	1,611,210
Series C-1, 4.75%, 11/15/45	1,505	1,632,037
Series C-1, 5.00%, 11/15/56	1,920	2,066,918
Series D, 5.00%, 11/15/30	885	921,294
Sub-Series B-1, 5.00%, 11/15/31	4,000	4,452,520
Sub-Series B-1, 5.00%, 11/15/51	2,360	2,665,408
Sub-Series B-2, 4.00%, 11/15/34	2,500	2,759,550
Sub-Series C-1, 5.00%, 11/15/34	1,845	1,973,209

Security	Par (000)	Value

Transportation (continued)
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	$5,410	$5,975,129
New York Liberty Development Corp., RB, 5.25%, 12/15/43	11,500	12,086,155
New York State Thruway Authority, Subordinate, 4.00%, 01/01/53(f)	815	922,939
New York State Thruway Authority, RB
Series A, Junior Lien, 5.00%, 01/01/41	1,770	2,049,288
Series A, Junior Lien, 5.25%, 01/01/56	1,080	1,255,327
New York State Thruway Authority, Refunding RB
Series I, 5.00%, 01/01/22(a)	8,040	8,553,916
Series J, 5.00%, 01/01/41	5,000	5,600,750
Series K, 5.00%, 01/01/29	1,750	2,058,560
Series K, 5.00%, 01/01/31	1,000	1,172,230
Series L, 5.00%, 01/01/35	810	998,665
New York Transportation Development Corp., RB
Series A, AMT, (AGM), 4.00%, 07/01/41	1,250	1,309,675
Series A, AMT, 5.00%, 07/01/41	1,805	1,949,779
Series A, AMT, 5.00%, 07/01/46	1,885	2,021,681
Series A, AMT, 5.25%, 01/01/50	11,605	12,546,165
Niagara Frontier Transportation Authority, Refunding RB
AMT, 5.00%, 04/01/34	100	119,764
AMT, 5.00%, 04/01/35	90	107,276
AMT, 5.00%, 04/01/36	95	112,800
AMT, 5.00%, 04/01/37	110	130,324
AMT, 5.00%, 04/01/38	55	65,046
AMT, 5.00%, 04/01/39	80	94,426
Port Authority of New York & New Jersey, RB,
Series 220, AMT, 4.00%, 11/01/59	4,905	5,428,560
Port Authority of New York & New Jersey, Refunding RB
Series 179, 5.00%, 12/01/38	1,390	1,556,355
Series 183th, 4.00%, 06/15/44	1,500	1,609,380
Series 211th, 4.00%, 09/01/43	5,000	5,697,450
Consolidated, 206th Series, AMT, 5.00%, 11/15/42	2,375	2,823,139
Series 177th, AMT, 4.00%, 01/15/43	285	297,571
Series 178, AMT, 5.00%, 12/01/43	750	829,050
Series 178th, AMT, 5.00%, 12/01/33	1,000	1,116,570
Series 195th, AMT, 5.00%, 04/01/36	1,400	1,650,852
Triborough Bridge & Tunnel Authority, RB
Series A, 4.00%, 11/15/54	950	1,090,800
Series B, 5.00%, 11/15/40	940	1,100,900
Series B, 5.00%, 11/15/45	820	952,906
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/36	1,000	1,086,820
Series A, 5.00%, 11/15/41	5,000	5,880,600
Series A, 5.25%, 11/15/45	1,280	1,495,270
Series A, 5.00%, 11/15/50	3,000	3,431,040
Series B, 5.00%, 11/15/38	8,225	9,941,228
Series C, 5.00%, 11/15/37	870	1,084,568
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series B, 0.00%, 11/15/32(d)	7,670	5,964,269

		172,805,791

Utilities — 15.5%
Long Island Power Authority, RB 5.00%, 09/01/35	1,000	1,262,910
5.00%, 09/01/36	825	1,019,881
5.00%, 09/01/37	3,175	3,980,085
5.00%, 09/01/42	280	338,766

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) August 31, 2020	BlackRock MuniHoldings NewYork Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)

Utilities (continued)
Long Island Power Authority, RB (continued)
5.00%, 09/01/47	$905	$1,082,018
Series A, (AGM), 5.00%, 05/01/21(a)	2,375	2,449,314
Long Island Power Authority, Refunding RB
Series B, 5.00%, 09/01/41	475	569,002
Series B, 5.00%, 09/01/46	660	782,635
New York City Water & Sewer System, RB
Series DD, 5.25%, 06/15/47	3,850	4,738,734
Series DD-1, 4.00%, 06/15/49	1,135	1,292,447
Series DD-1, 3.00%, 06/15/50	795	825,544
New York City Water & Sewer System, Refunding RB
Series EE, 5.00%, 06/15/40	4,290	5,367,862
Series FF, 5.00%, 06/15/40	2,000	2,530,640
Series HH, 5.00%, 06/15/39	2,250	2,654,505
Sub-Series GG, 5.00%, 06/15/21(a)	1,000	1,037,030
New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	2,580	2,713,618
New York State Environmental Facilities Corp., RB
Series B, 5.00%, 09/15/40	3,170	3,745,577
Series B, 5.00%, 06/15/48	1,120	1,390,200
New York State Environmental Facilities Corp., Refunding RB
Series A, 5.00%, 06/15/40	1,545	1,839,570
Series A, 5.00%, 06/15/45	7,935	9,388,851
Series A, 4.00%, 06/15/46	1,000	1,121,150
Series B, 5.00%, 06/15/36	3,200	3,313,632
Utility Debt Securitization Authority, Refunding RB, Series TE, 5.00%, 12/15/41	15,490	17,491,618
Western Nassau County Water Authority, RB, Series A, 5.00%, 04/01/40	1,065	1,242,131

		72,177,720

Total Municipal Bonds in New York		609,579,701

Puerto Rico — 4.5%

State — 4.5%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	783	819,582
Series A-1, Restructured, 5.00%, 07/01/58	5,368	5,715,095
Series A-2, Restructured, 4.33%, 07/01/40	10,319	10,741,563
Series A-2, Restructured, 4.78%, 07/01/58	390	410,627
Series B-1, Restructured, 4.75%, 07/01/53	620	650,343
Series B-2, Restructured, 4.78%, 07/01/58	601	631,453
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	6,358	1,814,382

Total Municipal Bonds in Puerto Rico		20,783,045

Total Municipal Bonds — 138.8% (Cost: $596,929,181)		644,698,180

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

New York — 25.5%

County/City/Special District/School District — 2.0%
City of New York, GO, Sub-Series I-1, 5.00%, 03/01/36 .	$2,500	$2,826,200
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series D-1, 5.00%, 11/01/38	1,650	1,729,876
New York State Dormitory Authority, RB, Series A, 5.00%, 07/01/21(a)	4,448	4,625,969

		9,182,045

Education — 1.0%
New York City Trust for Cultural Resources, Refunding RB, Series A, 5.00%, 08/01/23(a)	1,981	2,256,532
New York State Dormitory Authority, RB, Series C, 5.00%, 03/15/41	2,500	2,554,050

		4,810,582

Housing — 3.9%
New York City Housing Development Corp, RB, M/F Housing, Series C-1-A, 4.00%, 11/01/53	2,267	2,418,403
New York City Housing Development Corp, Refunding RB, M/F Housing, Series B-1-A, 3.85%, 05/01/58	2,175	2,326,141
New York City Housing Development Corp., Refunding RB, Series A, 4.25%, 11/01/43	3,630	4,028,320
New York State Housing Finance Agency, RB, M/F Housing, Series I, 4.05%, 11/01/48	4,543	4,942,351
New York State Housing Finance Agency, Refunding RB, Series C, 3.85%, 11/01/39	2,002	2,201,237
State of New York Mortgage Agency, Refunding RB, Series 192, 3.80%, 10/01/31	2,016	2,182,652

		18,099,104

Other — 3.8%
Hudson Yards Infrastructure Corp., RB (g)
5.75%, 02/15/21(a)	3,714	3,801,435
5.75%, 02/15/47	2,285	2,338,527
New York Liberty Development Corp., Refunding RB, Class 1, 5.00%, 09/15/40	2,610	2,779,102
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 5.00%, 10/15/31	7,380	8,708,105

		17,627,169

State — 3.1%
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/32	2,000	2,530,800
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/40(g)	2,950	3,632,253
New York State Urban Development Corp, Refunding RB, Series A, 5.00%, 03/15/45	1,471	1,710,633
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 4.00%, 10/15/32	6,000	6,769,380

		14,643,066

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock MuniHoldings NewYork Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation — 7.0%
New York State Thruway Authority, Refunding RB, Subordinate, Series B, 4.00%, 01/01/45(g)	$4,949	$5,633,560
Port Authority of New York & New Jersey, RB, AMT, Series 221, 4.00%, 07/15/60	$2,325	$2,594,142
Port Authority of New York & New Jersey, Refunding RB 194th Series, 5.25%, 10/15/55	3,405	3,978,130
Series 169th, AMT, 5.00%, 10/15/25	8,005	8,392,114
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46	10,000	11,698,600

		32,296,546

Utilities — 4.7%
New York City Water & Sewer System, Refunding RB 5.00%, 06/15/38(g)	1,151	1,424,639
Fiscal 2011, Series HH, 5.00%, 06/15/32	7,151	7,409,711
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	5,446	6,314,851
Utility Debt Securitization Authority, Refunding RB Series A, Restructured, 5.00%, 12/15/35	3,000	3,649,740
Series B, Restructured, 4.00%, 12/15/35	2,600	2,988,544

		21,787,485

Total Municipal Bonds in New York		118,445,997

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.5% (Cost: $111,225,997)		118,445,997

Total Long-Term Investments — 164.3% (Cost: $708,155,178)		763,144,177

Shares

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Liquidity Funds New York Money Fund Portfolio, 0.01%(h)(i)	$3,233,939	$3,234,262

Total Short-Term Securities — 0.7% (Cost: $3,234,262)		3,234,262

Total Investments — 165.0% (Cost: $711,389,440)		766,378,439

Other Assets Less Liabilities — 1.1%		4,848,309

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.7)%		(63,444,070)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (52.4)%		(243,278,209)

Net Assets Applicable to Common Shares — 100.0%		$464,504,469

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	When-issued security.
(d)	Zero-coupon bond.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between June 15, 2025 to February 15, 2047, is $9,229,367.

See	Note 4 of the Notes to Financial Statements for details.
(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds New York Money Fund Portfolio	$343,108	$2,891,079	(a)	$—	$75	$—	$3,234,262	$3,233,939	$9,911	$—

(a)	Represents net amount purchased (sold).

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) August 31, 2020	BlackRock MuniHoldings NewYork Quality Fund, Inc. (MHN)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(3,083,579)	$—	$(3,083,579)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$68,170	$—	$68,170

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$17,473,867

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$644,698,180	$—	$644,698,180
Municipal Bonds Transferred to Tender Option Bond Trusts	—	118,445,997	—	118,445,997
Short-Term Securities
Money Market Funds	3,234,262	—	—	3,234,262

	$3,234,262	$763,144,177	$—	$766,378,439

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(63,384,372)	$—	$(63,384,372)
VRDP Shares at Liquidation Value	—	(243,600,000)	—	(243,600,000)

	$—	$(306,984,372)	$—	$(306,984,372)

See notes to financial statements.

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2020	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

New York — 121.9%

Corporate — 3.5%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(a)	$100	$104,349
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	475	658,526
New York State Environmental Facilities Corp., RB, 2.75%, 09/01/50(b)(c)	250	251,657
Niagara Area Development Corp., Refunding RB, Series A, AMT, 4.75%, 11/01/42(a)	540	543,775

		1,558,307

County/City/Special District/School District — 28.1%
City of New York, GO
Series D, 5.38%, 06/01/32	15	15,057
Series D-1, 4.00%, 03/01/44	160	183,322
Sub-Series D-1, 5.00%, 08/01/31	245	274,165
Sub-Series G-1, 5.00%, 04/01/29	250	267,223
New York City Industrial Development Agency, RB
(AMBAC), 5.00%, 01/01/39	325	325,409
(AGC), 6.38%, 01/01/39	100	100,414
(AMBAC), 5.00%, 01/01/46	175	175,166
(FGIC), 5.00%, 03/01/46	175	175,186
New York City Industrial Development Agency, RB, CAB(d)
(AGC), 0.00%, 03/01/41	4,155	2,283,172
(AGC), 0.00%, 03/01/42	500	264,350
(AGC), 0.00%, 03/01/43	2,000	1,016,140
(AGC), 0.00%, 03/01/45	950	445,132
New York City Industrial Development Agency, Refunding RB, Series A, AMT, 5.00%, 07/01/28	690	739,908
New York City Transitional Finance Authority Future Tax
Secured Revenue, RB
Series A-2, 5.00%, 08/01/38	110	133,592
Series A-3, 4.00%, 08/01/43	265	295,237
Series B1, 5.00%, 11/01/35	200	228,994
Sub-Series E-1, 5.00%, 02/01/39	255	305,592
New York Convention Center Development Corp., RB, CAB, Series B, Sub-Lien, (AGM), 0.00%, 11/15/55(d)	500	149,280
New York Convention Center Development Corp., Refunding RB
5.00%, 11/15/40	1,110	1,221,721
5.00%, 11/15/45	670	737,958
New York Liberty Development Corp., Refunding RB 5.00%, 11/15/31	750	785,977
5.75%, 11/15/51	340	358,663
Class 1, 4.00%, 09/15/35	320	336,755
Class 1, 5.00%, 11/15/44(a)	555	581,152
Class 2, 5.38%, 11/15/40(a)	120	127,662
Class 2, 5.00%, 09/15/43	500	529,370
Class 3, 5.00%, 03/15/44	520	548,392

		12,604,989

Education — 26.6%
Amherst Development Corp., Refunding RB 5.00%, 10/01/43	85	93,042
5.00%, 10/01/48	65	71,129
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Series A, 5.00%, 06/01/35	55	59,616
Build NYC Resource Corp., RB (a) 5.75%, 02/01/49	145	145,906

Security	Par (000)	Value

Education (continued)
Build NYC Resource Corp., RB(a) (continued) Series A, 5.50%, 05/01/48	$150	$152,140
Build NYC Resource Corp., Refunding RB 5.00%, 06/01/32	450	510,678
5.00%, 06/01/40	310	351,230
Series A, 5.00%, 06/01/38	250	288,012
County of Cattaraugus New York, RB, 5.00%, 05/01/39	60	63,356
Dutchess County Local Development Corp., RB 5.00%, 07/01/43	55	66,424
5.00%, 07/01/48	80	95,893
Dutchess County Local Development Corp., Refunding RB 5.00%, 07/01/42	100	119,664
4.00st%, 07/01/46	185	204,923
Geneva Development Corp., RB, 5.25%, 09/01/44	160	175,592
Hempstead Town Local Development Corp., Refunding RB 5.00%, 10/01/34	105	118,958
5.00%, 07/01/47	100	118,162
Monroe County Industrial Development Corp., RB (e) 5.00%, 07/01/21	500	519,995
Series A, 5.00%, 07/01/21	500	519,995
Monroe County Industrial Development Corp., Refunding RB, Series A, 5.00%, 07/01/23(e)	120	136,204
New York City Trust for Cultural Resources, Refunding RB, Series A, 5.00%, 07/01/37	110	127,016
New York State Dormitory Authority, RB (AGM), 5.75%, 05/01/21(e)	300	311,091
5.00%, 07/01/42	750	800,137
Series 1, (AMBAC, BHAC), 5.50%, 07/01/31	245	347,290
Series A, 5.25%, 01/01/34	250	272,530
Series A, 5.50%, 01/01/39	500	540,390
Series A, 5.13%, 07/01/39	30	30,028
Series A, 5.75%, 07/01/39(b)	25	25,027
Series B, 5.00%, 07/01/22(e)	500	543,870
New York State Dormitory Authority, Refunding RB 5.00%, 07/01/44	340	385,006
Series A, 5.00%, 07/01/22(e)	1,995	2,170,041
Series A, 5.25%, 07/01/23(e)	700	799,456
Series A, 5.00%, 07/01/28	250	258,930
Series A, 5.00%, 07/01/35	345	394,438
Onondaga County Trust for Cultural Resources, Refunding RB, 5.00%, 05/01/40	135	147,068
Troy Capital Resource Corp., Refunding RB 4.00%, 08/01/35	110	117,687
4.00%, 09/01/40	160	176,454
Series A, 5.13%, 09/01/40	610	610,000
Yonkers Economic Development Corp., RB, Series A, 5.00%, 10/15/54	100	98,743

		11,966,121

Health — 10.6%
Buffalo & Erie County Industrial Land Development Corp., RB, 5.25%, 07/01/35	500	574,725
Dutchess County Local Development Corp., RB, Series B, 4.00%, 07/01/41	100	107,928
Genesee County Industrial Development Agency, Refunding RB, 5.00%, 12/01/27	110	110,421
Monroe County Industrial Development Corp., RB 4.00%, 12/01/41	100	108,165
5.00%, 12/01/46	160	183,829
Series A, 5.00%, 12/01/37	370	400,366

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) August 31, 2020	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
Monroe County Industrial Development Corp., Refunding RB, (FHA), 5.50%, 08/15/40	$275	$280,767
New York State Dormitory Authority, Refunding RB 4.00%, 07/01/38	110	121,510
4.00%, 07/01/39	140	154,091
Series A, 5.00%, 05/01/21(e)	1,000	1,031,990
Suffolk County Economic Development Corp., RB, Series C, 5.00%, 07/01/32	80	91,579
Westchester County Healthcare Corp., Refunding RB Series A, Senior Lien, 5.00%, 11/01/21(e)	1,030	1,061,250
Series B, Senior Lien, 6.00%, 11/01/30	25	25,151
Westchester County Local Development Corp., Refunding RB, 5.00%, 01/01/34	500	515,585

		4,767,357

Housing — 6.4%
New York City Housing Development Corp., Series 2014-8SPR, Class F, 4.50%, 02/15/48	500	519,690
New York City Housing Development Corp., RB, M/F Housing
Series B1, 5.25%, 07/01/32	735	829,337
Series B1, 5.00%, 07/01/33	250	280,778
New York State Housing Finance Agency, RB, Series P, 3.15%, 11/01/54	170	174,935
New York State Housing Finance Agency, RB M/F Housing Series E, (FNMA, SONYMA)4.15%, 11/01/47	165	179,068
Series A, AMT, (SONYMA), 5.00%, 02/15/39	460	461,159
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 213, 4.20%, 10/01/43	405	449,890

		2,894,857

State — 9.4%
New York City Transitional Finance Authority Building Aid Revenue, RB, Sub-Series S-1B, 4.00%, 07/15/42	500	578,020
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, 4.00%, 07/15/38	1,240	1,427,711
New York State Dormitory Authority, RB Series B, 5.00%, 03/15/39	140	169,949
Series C, 4.00%, 03/15/45	310	346,670
New York State Dormitory Authority, Refunding RB Series B, 5.00%, 02/15/37	370	451,500
Series E, 5.00%, 03/15/41	265	328,571
New York State Urban Development Corp., RB Series A, 4.00%, 03/15/49	560	650,703
Series C, 5.00%, 03/15/30	250	277,572

		4,230,696

Tobacco — 3.6%
New York State Urban Development Corp., RB Series A, 4.00%, 03/15/49 RB, 4.75%, 06/01/39	75	72,048
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	200	200,698
New York Counties Tobacco Trust VI, Refunding RB Series A-2, 5.00%, 06/01/51	340	344,910
Series C, 4.00%, 06/01/51	400	354,160
Niagara Tobacco Asset Securitization Corp., Refunding RB, 5.25%, 05/15/40	170	174,916

Security	Par (000)	Value

Tobacco (continued)
Westchester Tobacco Asset Securitization Corp., Refunding RB Series C, 4.00%, 06/01/42	$240	$240,986
Series C, 5.13%, 06/01/51	200	204,668

		1,592,386

Transportation — 23.5%
Albany County Airport Authority, Refunding RB 4.00%, 12/15/34	235	251,824
Series B, AMT, 4.00%, 12/15/35	120	128,110
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	120	138,446
Hudson Yards Infrastructure Corp., Refunding RB Series A, 5.00%, 02/15/39	275	327,907
Series A, 5.00%, 02/15/42	125	147,706
Metropolitan Transportation Authority, RB, Series D, 5.25%, 11/15/21(e)	1,000	1,060,820
Metropolitan Transportation Authority, Refunding RB Series D, 5.25%, 11/15/23(e)	670	777,287
Series F, 5.00%, 11/15/30	500	518,790
Sub-Series B-2, 4.00%, 11/15/34	200	220,764
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	450	497,007
New York State Thruway Authority Highway & Bridge Trust Fund, Refunding RB, Series A, 5.00%, 04/01/32	1,000	1,067,330
New York State Thruway Authority, Refunding RB Series I, 5.00%, 01/01/22(e)	580	617,074
Series J, 5.00%, 01/01/41	250	280,038
Series B, Subordinate, 4.00%, 01/01/45	1,500	1,707,645
New York Transportation Development Corp., RB Series A, AMT, (AGM), 4.00%, 07/01/41
Series A, AMT, 5.25%, 01/01/50	165	178,382
Port Authority of New York & New Jersey, RB Series 8, 6.00%, 12/01/42	500	505,315
Series 220, AMT, 4.00%, 11/01/59	380	420,561
Port Authority of New York & New Jersey, Refunding RB Series 179, 5.00%, 12/01/38	150	167,952
Consolidated, 206th Series, AMT, 5.00%, 11/15/42	225	267,455
Series 178, AMT, 5.00%, 12/01/32	270	303,021
Series 195th, AMT, 5.00%, 04/01/36	250	294,795
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	140	163,964
Triborough Bridge & Tunnel Authority, Refunding RB Series A, 5.25%, 11/15/45	275	321,249
Series B, 5.00%, 11/15/38	50	60,433

		10,581,036

Utilities — 10.2%
Long Island Power Authority, RB 5.00%, 09/01/36 5.00%, 09/01/38	625	780,819
5.00%, 09/01/47	110	131,516
Series A, (AGM), 5.00%, 05/01/21(e)	225	232,040
Series C, (AGC), 5.25%, 09/01/29	500	675,895
Long Island Power Authority, Refunding RB, Series B, 5.00%, 09/01/46	75	88,936
New York City Water & Sewer System, RB, Series DD, 5.25%, 06/15/47	120	147,701

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
New York City Water & Sewer System, Refunding RB, Series HH, 5.00%, 06/15/39	$250	$294,945
New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	600	631,074
New York State Environmental Facilities Corp., RB, Series B, 5.00%, 06/15/48	210	260,662
Utility Debt Securitization Authority, Refunding RB, Series TE, 5.00%, 12/15/41	1,115	1,259,080

		4,601,566

Total Municipal Bonds in New York		54,797,315

Puerto Rico — 6.7%

State — 4.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	284	297,268
Series A-1, Restructured, 5.00%, 07/01/58	1,145	1,219,036
Series A-2, Restructured, 4.33%, 07/01/40	108	112,423
Series A-2, Restructured, 4.78%, 07/01/58	232	244,270
Puerto Rico Sales Tax Financing Corp. Sales Tax
Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	660	188,344

		2,061,341

Tobacco — 0.5%
Children’s Trust Fund, Refunding RB, Asset-Backed Bonds, 5.63%, 05/15/43	225	225,162

Utilities — 1.6%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	355	364,191
Series A, Senior Lien, 5.13%, 07/01/37	100	102,683
Puerto Rico Commonwealth Aqueduct & Sewer Authority,
Refunding RB, Series A, Senior Lien, 6.00%, 07/01/38	235	235,898

		702,772

Total Municipal Bonds in Puerto Rico		2,989,275

Total Municipal Bonds — 128.6% (Cost: $51,844,977)		57,786,590

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

New York—42.7%

County/City/Special District/School District — 5.3%
City of New York, GO Sub-Series I-1, 5.00%, 03/01/36	250	282,620

Security	Par (000)	Value

County/City/Special District/School District (continued)
City of New York, GO (continued) Sub-Series-D1, Series D, 5.00%, 12/01/43(g)	$1,010	$1,228,019
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series D-1, 5.00%, 11/01/38	825	864,938

		2,375,577

Housing — 1.6%
New York City Housing Development Corp., Refunding RB, Series A, 4.25%, 11/01/43	640	710,227

Other — 4.7%
Hudson Yards Infrastructure Corp., RB (g) 5.75%, 02/15/21(e)	433	443,501
5.75%, 02/15/47	267	272,828
New York Liberty Development Corp., Refunding RB, Class 1, 5.00%, 09/15/40	1,050	1,118,029
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 5.00%, 10/15/31	255	300,890

		2,135,248

State — 3.8%
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/47	1,497	1,693,727

Transportation — 15.9%
New York Liberty Development Corp., RB, 5.25%, 12/15/43	630	662,093
New York State Thruway Authority, Refunding RB Series A, 5.00%, 03/15/31	600	627,570
Series B, Subordinate, 4.00%, 01/01/53(g)	1,156	1,309,127
Port Authority of New York & New Jersey, RB, AMT, Series 221, 4.00%, 07/15/60	479	534,515
Port Authority of New York & New Jersey, Refunding RB 194th Series, 5.25%, 10/15/55	360	420,595
Consolidated, Series 211, 5.00%, 09/01/48	960	1,162,349
Triborough Bridge & Tunnel Authority, RB, Series A, 4.00%, 11/15/54(g)	1,606	1,843,830
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46	500	584,930

		7,145,009

Utilities — 11.4%
New York City Water & Sewer System, Refunding RB
Fiscal 2011, Series HH, 5.00%, 06/15/32	990	1,025,789
Fiscal 2012, Series BB, 5.00%, 06/15/44	1,500	1,577,825
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	872	1,011,237

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) August 31, 2020	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Utility Debt Securitization Authority, Refunding RB
Series A, Restructured, 5.00%, 12/15/35	$1,000	$1,216,580
Series B, Restructured, 4.00%, 12/15/35	280	321,843

		5,153,274

Total Municipal Bonds in New York		19,213,062

Total Municipal Bonds Transferred to Tender Option BondTrusts — 42.7% (Cost: $18,149,772)		19,213,062

Total Long-Term Investments — 171.3% (Cost: $69,994,749)		76,999,652

	Shares

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Liquidity Funds New York Money Fund Portfolio, 0.01%(h)(i)	329,586	329,619

Total Short-Term Securities — 0.7% (Cost: $329,619)		329,619

Total Investments — 172.0% (Cost: $70,324,368)		77,329,271

Other Assets Less Liabilities — 0.6%		271,080

Liability for TOB Trust Certificates, Including Interest Expense and

Fees Payable — (23.6)%		(10,613,372)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (49.0)%		(22,033,235)

Net Assets Applicable to Common Shares — 100.0%		$44,953,744

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	When-issued security.
(d)	Zero-coupon bond.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between December 1, 2026 to February 15, 2047, is $2,808,405. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds New York Money Fund Portfolio	$64,451	$265,143	(a)	$—	$25	$—	$329,619	329,586	$5,641	$—

(a)	Represents net amount purchased (sold).

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock New York Municipal Bond Trust (BQH)

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(475,760)	$—	$(475,760)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$7,623	$—	$7,623

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$1,884,301

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$57,786,590	$—	$57,786,590
Municipal Bonds Transferred to Tender Option Bond Trusts	—	19,213,062	—	19,213,062
Short-Term Securities
Money Market Funds	329,619	—	—	329,619

	$329,619	$76,999,652	$—	$77,329,271

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(10,600,472)	$—	$(10,600,472)
VRDP Shares at Liquidation Value	—	(22,100,000)	—	(22,100,000)

	$—	$(32,700,472)	$—	$(32,700,472)

See notes to financial statements.

SCHEDULE OF INVESTMENTS	43

Schedule of Investments August 31, 2020	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

New York — 113.2%

Corporate — 0.5%
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	$355	$492,161

County/City/Special District/School District — 24.1%
City of New York, GO
Series A-1, 5.00%, 08/01/21(a)	200	208,800
Sub-Series D-1, 5.00%, 08/01/31	440	492,378
Sub-Series F-1, 5.00%, 04/01/43	930	1,117,572
Sub-Series G-1, 5.00%, 04/01/29	1,000	1,068,890
City of New York, Refunding GO, Series E, 5.00%, 08/01/30	1,000	1,101,650
County of Nassau New York, GO
Series B, (AGM), 5.00%, 07/01/45	500	608,235
Series C, 5.00%, 10/01/29	500	617,615
Series C, 5.00%, 10/01/31	475	582,027
Erie County Industrial Development Agency, RB, Series A, 5.25%, 05/01/31	200	206,256
Erie County Industrial Development Agency, Refunding RB, Series A, 5.00%, 05/01/28	565	687,972
Hudson Yards Infrastructure Corp., RB 5.75%, 02/15/21(a)	615	630,227
5.75%, 02/15/47	385	393,193
New York City Industrial Development Agency, RB, (AGC), 6.38%, 01/01/39	150	150,621
New York City Industrial Development Agency, RB, CAB, (AGC), 0.00%, 03/01/39(b)	1,000	591,990
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-2, 5.00%, 08/01/38	930	1,129,457
Series A-3, 4.00%, 08/01/43	570	635,037
Series B1, 5.00%, 11/01/35	425	486,612
Series C-3, 5.00%, 05/01/41	775	944,810
Sub-Series E-1, 5.00%, 02/01/39	555	665,112
Sub-Series E-1, 5.00%, 02/01/43	845	1,002,660
New York City Trust for Cultural Resources, Refunding RB, Series A, 5.00%, 08/01/23(a)	410	466,970
New York Convention Center Development Corp., RB, CAB(b)
Series A, Senior Lien, 0.00%, 11/15/47	3,000	1,312,200
Series B, Sub-Lien, (AGM), 0.00%, 11/15/55	1,000	298,560
New York Convention Center Development Corp.,
Refunding RB
5.00%, 11/15/40	1,335	1,469,368
5.00%, 11/15/45	1,250	1,376,787
New York Liberty Development Corp., Refunding RB
5.00%, 11/15/31	1,000	1,047,970
5.00%, 11/15/44	1,250	1,309,600
5.75%, 11/15/51	545	574,915
Class 1, 4.00%, 09/15/35	1,100	1,157,596
Class 1, 5.00%, 11/15/44(c)	1,115	1,167,539

		23,502,619

Education — 27.8%
Albany Capital Resource Corp., Refunding RB Series A, 5.00%, 12/01/33	175	193,791
Series A, 4.00%, 12/01/34	130	136,760
Build NYC Resource Corp., Refunding RB 5.00%, 06/01/33	300	338,880
5.00%, 06/01/35	350	392,556

Security	Par (000)	Value

Education (continued)
Build NYC Resource Corp., Refunding RB (continued) 5.00%, 06/01/40	$690	$781,770
5.00%, 08/01/47	135	154,051
5.00%, 11/01/47	515	832,297
Series A, 5.00%, 06/01/38	250	288,012
Dobbs Ferry Local Development Corp., RB 5.00%, 07/01/39	1,000	1,140,470
5.00%, 07/01/44	500	566,240
Dutchess County Local Development Corp., RB 5.00%, 07/01/43	115	138,886
5.00%, 07/01/48	175	209,766
Dutchess County Local Development Corp., Refunding RB 5.00%, 07/01/42	195	233,345
4.00%, 07/01/46	375	415,384
Hempstead Town Local Development Corp., Refunding RB 5.00%, 10/01/34	310	351,208
5.00%, 10/01/35	310	349,212
5.00%, 07/01/47	100	118,162
Madison County Capital Resource Corp., Refunding RB, Series A, 4.50%, 07/01/23(a)	1,500	1,681,395
Monroe County Industrial Development Corp., RB, Series A, 5.00%, 07/01/21(a)	500	519,995
Monroe County Industrial Development Corp., Refunding RB, Series A, 5.00%, 07/01/23(a)	400	454,012
New York City Trust for Cultural Resources, Refunding RB Series A, 5.00%, 07/01/37	440	508,064
Series A, 5.00%, 07/01/41	500	574,200
New York State Dormitory Authority, RB (AGM), 5.75%, 05/01/21(a)	300	311,091
Series A, 5.00%, 07/01/21(a)	1,500	1,559,550
Series A, 5.00%, 07/01/43	415	495,074
Series B, 5.00%, 07/01/22(a)	500	543,870
New York State Dormitory Authority, Refunding RB 5.00%, 07/01/44	640	724,717
Series A, 5.00%, 07/01/22(a)	1,195	1,299,849
Series A, 5.25%, 07/01/23(a)	2,100	2,398,368
Series A, 5.00%, 07/01/35	1,380	1,577,754
Series A, 5.00%, 07/01/38	255	303,264
Series A, 5.00%, 07/01/43	2,960	3,418,090
Series A, 5.00%, 07/01/44	500	566,240
Onondaga County Trust for Cultural Resources, Refunding RB, 5.00%, 05/01/40	445	484,779
Orange County Funding Corp., Refunding RB Series A, 5.00%, 07/01/37	180	189,171
Series A, 5.00%, 07/01/42	115	120,510
Schenectady County Capital Resource Corp., Refunding RB, 5.00%, 07/01/32	500	537,620
Troy Capital Resource Corp., Refunding RB 4.00%, 08/01/35	230	246,072
4.00%, 09/01/40	335	369,451
Series A, 5.13%, 09/01/40	1,645	1,645,000

		27,168,926

Health — 10.4%
Buffalo & Erie County Industrial Land Development Corp., RB, 5.25%, 07/01/35	500	574,725
Dutchess County Local Development Corp., RB, Series B, 4.00%, 07/01/41	550	593,604
Monroe County Industrial Development Corp., RB 4.00%, 12/01/41	200	216,330
5.00%, 12/01/46	320	367,658

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
Monroe County Industrial Development Corp., RB (continued)
Series A, 5.00%, 12/01/37	$850	$919,759
Monroe County Industrial Development Corp., Refunding RB, (FHA), 5.50%, 08/15/40	725	740,203
New York State Dormitory Authority, RB, Series D, 4.25%, 05/01/39	500	524,630
New York State Dormitory Authority, Refunding RB 4.00%, 07/01/38	230	254,067
4.00%, 07/01/39	300	330,195
Series A, 5.00%, 05/01/21(a)	1,500	1,547,986
Series A, 5.25%, 05/01/21(a)	1,640	1,692,330
Series A, 5.00%, 05/01/43	1,140	1,284,164
Suffolk County Economic Development Corp., RB, Series C, 5.00%, 07/01/32	150	171,711
Westchester County Healthcare Corp., Refunding RB, Series A, Senior Lien, 5.00%, 11/01/21(a)	895	922,154

		10,139,516

Housing — 5.4%
New York City Housing Development Corp., Series 2014-8SPR, Class F, 4.50%, 02/15/48	500	519,690
New York City Housing Development Corp., RB, M/F Housing
Series B1, 5.25%, 07/01/30	750	847,702
Series B1, 5.25%, 07/01/32	915	1,032,440
Series B1, 5.00%, 07/01/33	400	449,244
New York City Housing Development Corp., Refunding RB,
M/F Housing, Series B-1-A, 3.65%, 11/01/49	565	599,601
New York State Housing Finance Agency, RB, Series P, 3.15%, 11/01/54	370	380,741
New York State Housing Finance Agency, RB, M/F Housing Series B, (FHLMC, FNMA, GNMA, SONYMA), 4.00%, 11/01/42	110	119,092
Series E, (FNMA, SONYMA), 4.15%, 11/01/47	330	358,136
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 213, 4.20%, 10/01/43	880	977,539

		5,284,185

State — 12.6%
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, 4.00%, 07/15/38	1,160	1,335,601
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/39	760	937,802
Series A, 5.00%, 02/15/42	500	595,595
Series A, 5.00%, 03/15/43	265	323,425
Series B, 5.00%, 03/15/37	1,000	1,062,930
Series B, 5.00%, 03/15/38	560	680,417
Series B, 5.00%, 03/15/39	90	109,253
Series B, 5.00%, 03/15/42	1,400	1,482,390
Series C, 4.00%, 03/15/45	670	749,254
New York State Dormitory Authority, Refunding RB
Series A, 5.25%, 03/15/39	1,000	1,253,950
Series E, 5.00%, 03/15/41	570	706,737
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/49	1,195	1,388,554
Series C, 5.00%, 03/15/30	500	555,145
Series C, 5.00%, 03/15/32	1,000	1,107,590

		12,288,643

Security	Par (000)	Value

Tobacco — 2.7%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 06/01/48	$500	$471,590
New York Counties Tobacco Trust VI, Refunding RB
Series A-2, 5.00%, 06/01/45	300	304,548
Series A-2, 5.00%, 06/01/51	270	273,899
Niagara Tobacco Asset Securitization Corp., Refunding RB, 5.25%, 05/15/40	290	298,387
TSASC Inc, Refunding RB, Series A, 5.00%, 06/01/41	910	1,019,555
Westchester Tobacco Asset Securitization Corp., Refunding RB, Series C, 4.00%, 06/01/42	270	271,109

		2,639,088

Transportation — 17.7%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	265	305,736
Hudson Yards Infrastructure Corp., Refunding RB Series A, 5.00%, 02/15/39	595	709,472
Series A, 5.00%, 02/15/42	465	549,467
Metropolitan Transportation Authority, RB Series A, 5.00%, 11/15/21(a)	575	608,247
Series A-1, 5.25%, 11/15/23(a)	270	313,235
Series D, 5.25%, 11/15/21(a)	2,000	2,121,640
Series E, 5.00%, 11/15/38	650	674,772
Metropolitan Transportation Authority, Refunding RB Series D, 5.25%, 11/15/23(a)	750	870,097
Sub-Series B-1, 5.00%, 11/15/31	750	834,847
Sub-Series B-1, 5.00%, 11/15/51	480	542,117
Sub-Series B-2, 4.00%, 11/15/34	500	551,910
Sub-Series C-1, 5.00%, 11/15/34	1,020	1,090,880
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	1,345	1,485,499
New York State Thruway Authority Highway & Bridge Trust Fund, Refunding RB, Series A, 5.00%, 04/01/32	250	266,833
New York State Thruway Authority, RB
Series A, Junior Lien, 5.00%, 01/01/41	365	422,593
Series A, Junior Lien, 5.25%, 01/01/56	210	244,091
New York State Thruway Authority, Refunding RB Series I, 5.00%, 01/01/22(a)	1,750	1,861,860
Series K, 5.00%, 01/01/32	750	877,642
Series L, 5.00%, 01/01/33	90	111,847
Series L, 5.00%, 01/01/34	140	173,316
Series L, 5.00%, 01/01/35	170	209,596
Port Authority of New York & New Jersey, Refunding RB, Series 179, 5.00%, 12/01/38	245	274,322
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	280	327,928
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/29	810	897,909
Series A, 5.25%, 11/15/45	370	432,227
Triborough Bridge & Tunnel Authority, Refunding RB, CAB,
Series B, 0.00%, 11/15/32(b)	635	493,782

		17,251,865

Utilities — 12.0%
Albany Municipal Water Finance Authority, Refunding RB, Series A, 5.00%, 12/01/33	1,000	1,056,580
Long Island Power Authority, RB 5.00%, 09/01/38	625	780,819
5.00%, 09/01/42	290	350,865
5.00%, 09/01/47	950	1,135,820
Series A, (AGM), 5.00%, 05/01/21(a)	500	515,645
Series C, (AGC), 5.25%, 09/01/29	1,000	1,351,790

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (continued) August 31, 2020	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Long Island Power Authority, Refunding RB, Series B, 5.00%, 09/01/46	$140	$166,013
New York City Water & Sewer System, Refunding RB
Series EE, 5.00%, 06/15/40	700	875,875
Series HH, 5.00%, 06/15/39	1,000	1,179,780
Sub-Series FF-2, 4.00%, 06/15/41	455	541,496
New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	1,000	1,051,790
New York State Environmental Facilities Corp., RB
Series B, 5.00%, 09/15/40	635	750,297
Series B, 5.00%, 06/15/48	460	570,975
Utility Debt Securitization Authority, Refunding RB,
Series TE, 5.00%, 12/15/41	1,000	1,129,220
Western Nassau County Water Authority, RB, Series A, 5.00%, 04/01/40	250	291,580

		11,748,545

Total Municipal Bonds in New York		110,515,548

Puerto Rico — 4.5%

State — 4.5%
Puerto Rico Sales Tax Financing Corp. Sales Tax
Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	126	131,887
Series A-1, Restructured, 5.00%, 07/01/58	1,071	1,140,251
Series A-2, Restructured, 4.33%, 07/01/40	2,162	2,250,534
Series A-2, Restructured, 4.78%, 07/01/58	81	85,284
Series B-1, Restructured, 4.75%, 07/01/53	130	136,362
Series B-2, Restructured, 4.78%, 07/01/58	126	132,384
Puerto Rico Sales Tax Financing Corp. Sales Tax
Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	1,816	518,232

Total Municipal Bonds in Puerto Rico		4,394,934

Total Municipal Bonds — 117.7% (Cost: $106,077,200)		114,910,482

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

New York — 47.5%

County/City/Special District/School District — 7.1%
City of New York, GO, Sub-Series I-1, 5.00%, 03/01/36	250	282,620
City of New York, Refunding GO, Series B, 4.00%, 08/01/32	1,790	1,953,463
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series D-1, 5.00%, 11/01/38	2,475	2,594,815
New York State Dormitory Authority, RB, Series A, 5.00%, 07/01/21(a)	1,999	2,079,087

		6,909,985

Education — 0.8%
New York State Dormitory Authority, RB, Series C, 5.00%, 03/15/41	750	766,215

Security	Par (000)	Value

Housing — 1.6%
New York City Housing Development Corp., Refunding RB, Series A, 4.25%, 11/01/43	$1,400	$1,553,622

Other — 5.3%
Hudson Yards Infrastructure Corp., RB (e) 5.75%, 02/15/21(a)	1,114	1,140,430
5.75%, 02/15/47	686	701,558
New York Liberty Development Corp., Refunding RB,
Class 1, 5.00%, 09/15/40	2,085	2,220,087
Sales Tax Asset Receivable Corp., Refunding RB,
Series A, 5.00%, 10/15/31	990	1,168,161

		5,230,236

State — 4.2%
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/32	1,000	1,265,400
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/47	1,003	1,134,797
Sales Tax Asset Receivable Corp., Refunding RB,
Series A, 4.00%, 10/15/32	1,500	1,692,345

		4,092,542

Transportation — 15.9%
New York Liberty Development Corp., RB, 5.25%, 12/15/43	3,495	3,673,038
New York State Thruway Authority, Refunding RB
Series A, 5.00%, 03/15/31	800	836,760
Series B, Subordinate, 4.00%, 01/01/53(e)	2,477	2,805,273
Port Authority of New York & New Jersey, Refunding RB 194th Series, 5.25%, 10/15/55	735	858,715
Consolidated, Series 211, 5.00%, 09/01/48	1,900	2,300,482
Triborough Bridge & Tunnel Authority, RB, Series A, 4.00%, 11/15/54(e)	1,606	1,843,830
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/46	1,000	1,169,860
Series C-2, 5.00%, 11/15/42	1,665	2,014,800

		15,502,758

Utilities — 12.6%
New York City Water & Sewer System, Refunding RB
Fiscal 2011, Series HH, 5.00%, 06/15/32	2,249	2,330,098
Fiscal 2012, Series BB, 5.00%, 06/15/44	2,011	2,114,286
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,860	2,156,577
Utility Debt Securitization Authority, Refunding RB
Series A, Restructured, 5.00%, 12/15/35	1,000	1,216,580

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Utility Debt Securitization Authority, Refunding RB (continued)
Series B, Restructured, 4.00%, 12/15/35	$280	$321,843
Series TE, Restructured, 5.00%, 12/15/41	3,719	4,199,431

		12,338,815

Total Municipal Bonds in New York		46,394,173

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 47.5%
(Cost: $43,767,549)		46,394,173

Total Long-Term Investments — 165.2%
(Cost: $149,844,749)		161,304,655

	Shares

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Liquidity Funds New York Money Fund Portfolio, 0.01%(f)(g)	972,651	972,748

Total Short-Term Securities — 1.0% (Cost: $972,748)		972,748

Total Investments — 166.2% (Cost: $150,817,497)		162,277,403

Other Assets Less Liabilities — 1.4%		1,296,103

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (26.2)%		(25,539,027)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (41.4)%		(40,402,656)

Net Assets Applicable to Common Shares — 100.0%		$97,631,823

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between July 1, 2027 to February 15, 2047, is $3,762,111. See Note 4 of the Notes to Financial Statements for details.

(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds New York Money Fund Portfolio	$—	$972,766	(a)	$—	$(18)	$—	$972,748	972,651	$855	$—

(a)	Represents net amount purchased (sold).

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (continued) August 31, 2020	BlackRock New York Municipal Income Quality Trust (BSE)

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(862,370)	$—	$(862,370)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$13,524	$—	$13,524

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$4,195,965

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$114,910,482	$—	$114,910,482
Municipal Bonds Transferred to Tender Option Bond Trusts	—	46,394,173	—	46,394,173
Short-Term Securities
Money Market Funds	972,748	—	—	972,748

	$972,748	$161,304,655	$—	$162,277,403

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(25,513,190)	$—	$(25,513,190)
VRDP Shares at Liquidation Value	—	(40,500,000)	—	(40,500,000)

	$—	$(66,013,190)	$—	$(66,013,190)

See notes to financial statements.

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock New York Municipal Income Quality Trust II (BFY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

New York — 135.7%

Corporate — 4.4%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(a)	$140	$146,089
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	1,475	2,044,896
New York State Environmental Facilities Corp., RB, 2.75%, 09/01/50(b)(c)	250	251,657
Niagara Area Development Corp., Refunding RB, Series A,
AMT, 4.75%, 11/01/42(a)	940	946,570

		3,389,212

County/City/Special District/School District — 32.0%
City of New York, GO, Sub-Series D-1, 5.00%, 08/01/31	690	772,138
City of New York, Refunding GO
Series E, 5.50%, 08/01/25	365	416,958
Series E, 5.00%, 08/01/30	500	550,825
City of Syracuse New York, GO, Series A, AMT, (AGM), 4.75%, 11/01/31	500	518,825
County of Nassau New York, GO, Series B, (AGM), 5.00%, 07/01/45	500	608,235
Haverstraw-Stony Point Central School District, GO, (AGM), 5.00%, 10/15/36	120	134,270
Hudson Yards Infrastructure Corp., RB
5.75%, 02/15/21(d)	960	983,770
5.75%, 02/15/47	590	602,555
New York City Industrial Development Agency, RB
(AMBAC), 5.00%, 01/01/39	500	500,630
(AGC), 6.38%, 01/01/39	100	100,414
(AMBAC), 5.00%, 01/01/46	400	400,380
(NPFGC), 4.75%, 03/01/46	400	401,048
(FGIC), 5.00%, 03/01/46	500	500,530
New York City Industrial Development Agency, RB, CAB(e)
(AGC), 0.00%, 03/01/35	500	343,635
(AGC), 0.00%, 03/01/42	1,750	925,225
(AGC), 0.00%, 03/01/45	500	234,280
New York City Industrial Development Agency, Refunding RB
Series A, AMT, 5.00%, 07/01/22	350	375,900
Series A, AMT, 5.00%, 07/01/28	330	353,869
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-2, 5.00%, 08/01/38	195	236,822
Series A-3, 4.00%, 08/01/43	465	518,056
Series C-3, 5.00%, 05/01/41	1,315	1,603,130
Series D-1, 5.00%, 11/01/38	825	864,938
Sub-Series B-1, 5.00%, 11/01/36	340	388,603
Sub-Series E-1, 5.00%, 02/01/39	460	551,264
Sub-Series E-1, 5.00%, 02/01/43	1,030	1,222,177
New York Convention Center Development Corp., RB,
CAB, Series B, Sub-Lien, (AGM), 0.00%, 11/15/55(e)	1,000	298,560
New York Convention Center Development Corp., Refunding RB
5.00%, 11/15/40	1,445	1,590,439
5.00%, 11/15/45	2,340	2,577,346
New York Liberty Development Corp., Refunding RB
5.00%, 11/15/31	1,000	1,047,970
5.00%, 11/15/44	1,250	1,309,600
5.75%, 11/15/51	670	706,776

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York Liberty Development Corp., Refunding RB (continued)
Class 1, 5.00%, 11/15/44(a)	$980	$1,026,178
Class 2, 5.38%, 11/15/40(a)	200	212,770
Class 2, 5.00%, 09/15/43	1,000	1,058,740
Class 3, 5.00%, 03/15/44	690	727,674

		24,664,530

Education — 21.2%
Amherst Development Corp., Refunding RB
5.00%, 10/01/43	155	169,665
5.00%, 10/01/48	120	131,315
Buffalo & Erie County Industrial Land Development Corp., Refunding RB
5.38%, 04/01/21(d)	280	288,445
Series A, 5.00%, 06/01/35	100	108,392
Build NYC Resource Corp., RB (a)
5.75%, 02/01/49	255	256,594
Series A, 5.50%, 05/01/48	270	273,853
Build NYC Resource Corp., Refunding RB, Series A, 5.00%, 06/01/38	250	288,012
County of Cattaraugus New York, RB, 5.00%, 05/01/39	125	131,992
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	95	114,731
5.00%, 07/01/48	145	173,806
Dutchess County Local Development Corp., Refunding RB
5.00%, 07/01/42	165	197,446
4.00%, 07/01/46	310	343,384
Geneva Development Corp., RB, 5.25%, 09/01/44	400	438,980
Hempstead Town Local Development Corp., Refunding RB
5.00%, 10/01/35	210	236,563
4.00%, 07/01/37	220	247,980
5.00%, 07/01/47	100	118,162
Monroe County Industrial Development Corp., RB,
Series A, 5.00%, 07/01/21(d)	1,000	1,039,990
Monroe County Industrial Development Corp., Refunding RB, Series A, 5.00%, 07/01/23(d)	240	272,407
New York City Trust for Cultural Resources, Refunding RB,
Series A, 5.00%, 07/01/37	440	508,064
New York State Dormitory Authority, RB
(AGM), 5.75%, 05/01/21(d)	500	518,485
Series A, 5.00%, 07/01/21(d)	670	696,793
Series A, 5.50%, 07/01/21(d)	150	156,489
Series A, 5.25%, 01/01/34	1,200	1,308,144
Series A, 5.13%, 07/01/39	35	35,033
Series C, 5.00%, 03/15/34	1,000	1,023,440
New York State Dormitory Authority, Refunding RB 5.00%, 07/01/44	640	724,717
Series A, 5.00%, 07/01/22(d)	300	326,322
Series A, 5.25%, 07/01/23(d)	1,920	2,192,794
Series A, 5.25%, 07/01/29	200	207,488
Series A, 5.25%, 07/01/31	300	311,034
Series A, 5.00%, 07/01/35	685	783,160
Onondaga County Trust for Cultural Resources, Refunding RB, 5.00%, 05/01/40	265	288,688
St Lawrence County Industrial Development Agency, RB
6.00%, 09/01/34	150	155,851
5.38%, 09/01/41	650	670,013
Troy Capital Resource Corp., Refunding RB
4.00%, 08/01/35	190	203,277

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (continued) August 31, 2020	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Troy Capital Resource Corp., Refunding RB (continued) 4.00%, 09/01/40	$270	$297,767
Series A, 5.13%, 09/01/40	1,000	1,000,000
Yonkers Economic Development Corp., RB, Series A, 5.00%, 10/15/54	100	98,743

		16,338,019

Health — 11.1%
Genesee County Industrial Development Agency,
Refunding RB, 5.00%, 12/01/27	170	170,651
Monroe County Industrial Development Corp., RB 4.00%, 12/01/41	200	216,330
5.00%, 12/01/46	320	367,658
Series A, 5.00%, 12/01/32	180	195,968
Series A, 5.00%, 12/01/37	250	270,518
Monroe County Industrial Development Corp., Refunding
RB, (FHA), 5.50%, 08/15/40	1,425	1,454,882
New York State Dormitory Authority, Refunding RB 4.00%, 07/01/38	190	209,882
4.00%, 07/01/39	250	275,163
Series A, 5.00%, 05/01/21(d)	1,750	1,805,982
Series A, 5.00%, 05/01/43	860	968,756
Oneida County Local Development Corp., Refunding RB
(AGM), 3.00%, 12/01/44	565	601,685
(AGM), 4.00%, 12/01/49	300	340,983
Suffolk County Economic Development Corp., RB,
Series C, 5.00%, 07/01/32	150	171,711
Westchester County Healthcare Corp., Refunding RB
Series A, Senior Lien, 5.00%, 11/01/21(d)	895	922,154
Series B, Senior Lien, 6.00%, 11/01/30	20	20,120
Westchester County Local Development Corp., Refunding
RB, 5.00%, 01/01/34	500	515,585

		8,508,028

Housing — 7.5%
New York City Housing Development Corp., Series 2014-8SPR, Class F, 4.50%, 02/15/48	500	519,690
New York City Housing Development Corp., RB, M/F
Housing
Series B1, 5.25%, 07/01/32	915	1,032,440
Series B1, 5.00%, 07/01/33	400	449,244
Series C-1A, 4.20%, 11/01/44	1,000	1,053,180
New York State Housing Finance Agency, RB, Series P, 3.15%, 11/01/54	300	308,709
New York State Housing Finance Agency, RB, M/F Housing
Series E, (FNMA, SONYMA), 4.15%, 11/01/47	660	716,272
Series A, AMT, (SONYMA), 5.00%, 02/15/39	895	897,255
State of New York Mortgage Agency, Refunding RB, S/F
Housing, Series 213, 4.20%, 10/01/43	715	794,251

		5,771,041

State — 13.9%
New York City Transitional Finance Authority Building Aid
Revenue, RB, Sub-Series S-1B, 4.00%, 07/15/42	500	578,020
New York City Transitional Finance Authority Building Aid
Revenue, Refunding RB, Series S-3, 4.00%, 07/15/38	2,195	2,527,279
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/36	545	660,355
Series A, 5.00%, 02/15/42	250	297,798
Series B, 5.00%, 03/15/37	1,070	1,137,335
Series B, 5.00%, 03/15/39	250	303,480
Series B, 5.00%, 03/15/42	1,000	1,058,850

Security	Par (000)	Value

State (continued)
New York State Dormitory Authority, RB (continued)
Series C, 4.00%, 03/15/45	$555	$620,651
New York State Dormitory Authority, Refunding RB
Series A, 5.25%, 03/15/39	1,015	1,272,759
Series E, 5.00%, 03/15/41	470	582,748
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/49	970	1,127,111
Series C, 5.00%, 03/15/30	500	555,145

		10,721,531

Tobacco — 3.6%
Chautauqua Tobacco Asset Securitization Corp., Refunding
RB, 4.75%, 06/01/39	250	240,160
New York Counties Tobacco Trust IV, Refunding RB,
Series A, 6.25%, 06/01/41(a)	400	401,396
New York Counties Tobacco Trust VI, Refunding RB
Series A-2, 5.00%, 06/01/51	600	608,664
Series C, 4.00%, 06/01/51	750	664,050
Niagara Tobacco Asset Securitization Corp., Refunding RB, 5.25%, 05/15/40	230	236,652
Westchester Tobacco Asset Securitization Corp.,
Refunding RB
Series C, 4.00%, 06/01/42	275	276,130
Series C, 5.13%, 06/01/51	355	363,286

		2,790,338

Transportation — 27.9%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	215	248,050
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/39	475	566,385
Series A, 5.00%, 02/15/42	565	667,632
Metropolitan Transportation Authority, RB
Series A-1, 5.25%, 11/15/23(d)	270	313,235
Series E, 5.00%, 11/15/38	1,000	1,038,110
Metropolitan Transportation Authority, Refunding RB
Series A1, 5.25%, 11/15/57	250	272,927
Series B, 5.00%, 11/15/37	500	538,915
Series F, 5.00%, 11/15/30	1,500	1,556,370
Sub-Series B-1, 5.00%, 11/15/31	750	834,847
Sub-Series B-2, 4.00%, 11/15/34	500	551,910
Sub-Series C-1, 5.00%, 11/15/34	840	898,372
MTA Hudson Rail Yards Trust Obligations, Refunding RB,
Series A, 5.00%, 11/15/56	1,120	1,236,995
New York Liberty Development Corp., RB, 5.25%, 12/15/43	500	525,485
New York State Thruway Authority, Refunding RB
Series I, 5.00%, 01/01/22(d)	2,560	2,723,635
Series J, 5.00%, 01/01/41	500	560,075
Series B, Subordinate, 4.00%, 01/01/45	1,300	1,479,959
New York Transportation Development Corp., RB
Series A, AMT, (AGM), 4.00%, 07/01/41	300	314,322
Series A, AMT, 5.00%, 07/01/46	375	402,191
Series A, AMT, 5.25%, 01/01/50	2,270	2,454,097
Port Authority of New York & New Jersey, RB
Series 8, 6.00%, 12/01/42	1,000	1,010,630
Series 220, AMT, 4.00%, 11/01/59	665	735,982
Port Authority of New York & New Jersey, Refunding RB
Series 177th, AMT, 4.00%, 01/15/43	480	501,173
Series 178, AMT, 5.00%, 12/01/43	430	475,322
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	240	281,081

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.25%, 11/15/45	$370	$432,227
Series A, 5.00%, 11/15/50	500	571,840
Series B, 5.00%, 11/15/38	210	253,819

		21,445,586

Utilities — 14.1%
Long Island Power Authority, RB 5.00%, 09/01/47	200	239,120
Series C, (AGC), 5.25%, 09/01/29	1,000	1,351,790
Long Island Power Authority, RB, CAB, (AGM), 0.00%, 06/01/28(e)	3,515	3,190,214
Long Island Power Authority, Refunding RB, Series B, 5.00%, 09/01/46	125	148,226
New York City Water & Sewer System, RB, Series DD, 5.25%, 06/15/47	245	301,556
New York City Water & Sewer System, Refunding RB,
Series HH, 5.00%, 06/15/39	1,500	1,769,670
New York State Environmental Facilities Corp., RB,
Series B, 5.00%, 06/15/48	370	459,262
New York State Environmental Facilities Corp., Refunding
RB, Series B, 5.00%, 06/15/36	350	362,429
Utility Debt Securitization Authority, Refunding RB,
Series TE, 5.00%, 12/15/41	2,690	3,037,602

		10,859,869

Total Municipal Bonds in New York		104,488,154

Puerto Rico — 6.7%

State — 4.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax
Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	459	480,444
Series A-1, Restructured, 5.00%, 07/01/58	1,928	2,052,665
Series A-2, Restructured, 4.33%, 07/01/40	224	233,173
Series A-2, Restructured, 4.78%, 07/01/58	418	440,108
Puerto Rico Sales Tax Financing Corp. Sales Tax
Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(e)	1,210	345,298

		3,551,688

Tobacco — 0.5%
Children’s Trust Fund, Refunding RB, Asset-Backed
Bonds, 5.63%, 05/15/43	400	400,288

Utilities — 1.6%
Puerto Rico Commonwealth Aqueduct & Sewer Authority,
RB
Series A, Senior Lien, 5.00%, 07/01/33	615	630,923

Security	Par (000)	Value

Utilities (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority,
RB (continued)
Series A, Senior Lien, 5.13%, 07/01/37	$175	$179,695
Puerto Rico Commonwealth Aqueduct & Sewer Authority,
Refunding RB, Series A, Senior Lien, 6.00%, 07/01/38	410	411,566

		1,222,184

Total Municipal Bonds in Puerto Rico		5,174,160

Total Municipal Bonds — 142.4%

(Cost: $100,953,210)		109,662,314

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

New York — 29.8%

County/City/Special District/School District — 2.5%
City of New York, GO
Sub-Series I-1, 5.00%, 03/01/36	500	565,240
Sub-Series-D1, Series D, 5.00%, 12/01/43(g)	1,150	1,398,239

		1,963,479

Education — 2.1%
New York City Trust for Cultural Resources, Refunding RB,
Series A, 5.00%, 08/01/23(d)	510	581,228
New York State Dormitory Authority, RB, Series C, 5.00%, 03/15/41	1,000	1,021,620

		1,602,848

Housing — 1.6%
New York City Housing Development Corp., Refunding RB,
Series A, 4.25%, 11/01/43	1,130	1,253,995

Other — 0.4%
Sales Tax Asset Receivable Corp., Refunding RB,
Series A, 5.00%, 10/15/31	255	300,890

State — 2.0%
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/47	1,003	1,134,797
Sales Tax Asset Receivable Corp., Refunding RB,
Series A, 4.00%, 10/15/32	350	394,880

		1,529,677

Transportation — 15.2%
New York Liberty Development Corp., RB, 5.25%, 12/15/43	1,995	2,096,626
New York State Thruway Authority, Refunding RB,
Subordinate, Series B, 4.00%, 01/01/53(g)	2,012	2,278,222
Port Authority of New York & New Jersey, RB, AMT,
Series 221, 4.00%, 07/15/60	824	918,697
Port Authority of New York & New Jersey, Refunding RB 194th Series, 5.25%, 10/15/55	735	858,715
Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,000	1,048,100
Consolidated, Series 211, 5.00%, 09/01/48	960	1,162,349

SCHEDULE OF INVESTMENTS	51

Schedule of Investments (continued) August 31, 2020	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Triborough Bridge & Tunnel Authority, RB, Series A, 4.00%, 11/15/54(g)	$2,416	$2,774,362
Triborough Bridge & Tunnel Authority, Refunding RB,
Series A, 5.00%, 11/15/46	500	584,930

		11,722,001

Utilities — 6.0%
New York City Water & Sewer System, Refunding RB
Fiscal 2011, Series HH, 5.00%, 06/15/32	1,500	1,554,225
Fiscal 2012, Series BB, 5.00%, 06/15/44	1,005	1,057,143
New York Power Authority, Refunding RB, Series A, 4.00%,
11/15/60	1,515	1,756,567
Utility Debt Securitization Authority, Refunding RB,
Restructured, Series B, 4.00%, 12/15/35	190	218,393

		4,586,328

Total Municipal Bonds in New York		22,959,218

Total Municipal Bonds Transferred to Tender Option Bond

Trusts — 29.8%

(Cost: $21,700,935)		22,959,218

Total Long-Term Investments — 172.2%

(Cost: $122,654,145)		132,621,532

	Shares

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Liquidity Funds New York Money Fund
Portfolio, 0.01%(h)(i)	537,270	537,270

Total Short-Term Securities — 0.7%

(Cost: $537,270)		537,270

Total Investments — 172.9%

(Cost: $123,191,415)		133,158,802

Other Assets Less Liabilities — 0.9%		749,132

Liability for TOB Trust Certificates, Including Interest Expense and

Fees Payable — (16.3)%		(12,581,656)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (57.5)%		(44,308,420)

Net Assets Applicable to Common Shares — 100.0%		$77,017,858

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	When-issued security.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Zero-coupon bond.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between December 1, 2026 to May 15, 2028, is $3,640,569. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds New York Money Fund Portfolio	$273,796	$263,482	(a)	$—	$(8)	$—	$537,270	537,216	$4,678	$—

(a)	Represents net amount purchased (sold).

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock New York Municipal Income Trust II (BFY)

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(733,094)	$—	$(733,094)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$11,179	$—	$11,179

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$3,352,176

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$109,662,314	$—	$109,662,314
Municipal Bonds Transferred to Tender Option Bond Trusts	—	22,959,218	—	22,959,218
Short-Term Securities
Money Market Funds	537,270	—	—	537,270

	$537,270	$132,621,532	$—	$133,158,802

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(12,569,988)	$—	$(12,569,988)
VRDP Shares at Liquidation Value	—	(44,400,000)	—	(44,400,000)

	$—	$(56,969,988)	$—	$(56,969,988)

See notes to financial statements.

SCHEDULE OF INVESTMENTS	53

Schedule of Investments (continued) August 31, 2020	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 2.1%

Tobacco — 2.1%
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/47	$500	$512,340

District of Columbia — 1.6%

Tobacco — 1.6%
District of Columbia Tobacco Settlement Financing Corp., RB, CAB, Series C, 0.00%, 06/15/55(a)	6,000	400,860

Puerto Rico — 7.4%

State — 5.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	127	132,933
Series A-1, Restructured, 5.00%, 07/01/58	578	615,374
Series A-2, Restructured, 4.33%, 07/01/40	391	407,011
Series A-2, Restructured, 4.78%, 07/01/58	129	135,823

		1,291,141

Tobacco — 0.6%
Children’s Trust Fund, Refunding RB, Asset-Backed Bonds, 5.63%, 05/15/43	140	140,101

Utilities — 1.6%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	200	205,178
Series A, Senior Lien, 5.13%, 07/01/37	55	56,476
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Series A, Senior Lien, 6.00%, 07/01/38	130	130,496

		392,150

Total Municipal Bonds in Puerto Rico		1,823,392

Virginia — 111.8%

Corporate — 0.8%
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 01/01/48(b)(c)	200	200,588

County/City/Special District/School District(d) — 9.2%
City of Norfolk Virginia, GO, 5.00%, 08/01/28	500	668,705
City of Norfolk Virginia, Refunding GO, Series A, 5.00%, 08/01/23	500	569,595
City of Suffolk Virginia, Refunding GO, 5.00%, 06/01/21	1,000	1,036,090

		2,274,390

Education — 17.6%
Salem Economic Development Authority, Refunding RB, 4.00%, 04/01/45	250	263,600
Virginia College Building Authority, RB, 4.00%, 02/01/38	1,000	1,213,430
Virginia College Building Authority, Refunding RB
(NPFGC), 5.25%, 01/01/26	500	581,430
(NPFGC), 5.25%, 01/01/31	1,000	1,340,460
Virginia Public School Authority, RB, Series B, 4.00%, 08/01/21(d)	405	419,167
Virginia Small Business Financing Authority, Refunding
RB, 4.00%, 10/01/38	500	533,835

		4,351,922

Security	Par (000)	Value

Health — 30.9%
Chesapeake Hospital Authority, Refunding RB, 4.00%, 07/01/43	$680	$761,008
Danville Industrial Development Authority, Refunding RB, (AMBAC), 5.25%, 10/01/28(e)	870	986,075
Fairfax County Economic Development Authority, RB, Series A, 5.00%, 12/01/42	500	510,050
Fairfax County Industrial Development Authority, RB, Series A, 5.00%, 05/15/44	450	510,255
Henrico County Economic Development Authority, Refunding RB, 4.25%, 06/01/26	145	147,593
Lexington Industrial Development Authority, RB, Series A, 5.00%, 01/01/42	690	707,774
Norfolk Redevelopment & Housing Authority, RB, Series B, 4.00%, 01/01/25	200	200,084
Prince William County Industrial Development Authority, Refunding RB, Series B, 4.00%, 11/01/46	500	522,345
Roanoke Economic Development Authority, Refunding RB, 5.00%, 07/01/30	795	856,605
Virginia Beach Development Authority, Refunding RB, 4.00%, 09/01/48	250	241,188
Virginia Small Business Financing Authority, Refunding RB 4.00%, 12/01/49	500	562,060
Winchester Economic Development Authority, Refunding RB
5.00%, 01/01/44	1,000	1,163,200
Series A, 5.00%, 01/01/24(d)	400	463,292

		7,631,529

Housing — 16.4%
Virginia Housing Development Authority, RB, M/F Housing
Series A, 5.25%, 05/01/41	750	755,107
Series B, 4.00%, 06/01/53	625	679,100
Series D, 3.90%, 10/01/48	985	1,072,163
Series E, 2.50%, 12/01/22	220	220,242
Series F, 5.25%, 10/01/38	250	273,097
Virginia Housing Development Authority, RB, S/F Housing, Sub-Series C-4, 3.63%, 01/01/31	1,000	1,049,490

		4,049,199

Other — 6.1%
Ballston Quarter Community Development Authority, TA, Series A, 5.38%, 03/01/36	250	247,480
Cherry Hill Community Development Authority, SAB, 5.40%, 03/01/45(b)	250	260,330
Dulles Town Center Community Development Authority, Refunding SAB, 4.25%, 03/01/26	500	498,920
Lower Magnolia Green Community Development Authority, SAB, 5.00%, 03/01/35(b)	245	249,665
Mosaic District Community Development Authority, TA,
Series A, 6.88%, 03/01/36	250	251,513

		1,507,908
State — 0.8%
Virginia Public Building Authority, RB, Series A, 5.00%, 08/01/35	150	203,176

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco — 6.0%
Tobacco Settlement Financing Corp., Refunding RB
Series B-1, 5.00%, 06/01/47	$985	$985,020
Series B-2, 5.20%, 06/01/46	500	502,055

		1,487,075

Transportation — 12.7%
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/36	775	945,655
Richmond Metropolitan Transportation Authority Expressway System Revenue, Refunding RB,
(NPFGC), 5.25%, 07/15/22	215	229,300
Virginia Small Business Financing Authority, RB
AMT, 5.00%, 07/01/49	500	516,480
AMT, 5.00%, 12/31/52	500	560,180
Senior Lien, AMT, 6.00%, 01/01/37	820	884,460

		3,136,075

Utilities — 11.3%
City of Richmond Virginia Public Utility Revenue, RB
Series A, 3.00%, 01/15/45	500	546,605
Series A, 4.00%, 01/15/50	500	591,385
County of Henrico Virginia Water & Sewer Revenue, Refunding RB, 5.00%, 05/01/42	1,065	1,289,257
Fairfax County Water Authority, Refunding RB, 5.00%, 04/01/44	300	370,701

		2,797,948

Total Municipal Bonds in Virginia		27,639,810

Total Municipal Bonds — 122.9% (Cost: $28,312,537)		30,376,402

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

District of Columbia — 7.3%

Transportation — 7.3%
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/42	1,503	1,821,232

Virginia — 31.0%

Transportation — 31.0%
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/47(g)	2,000	2,364,500
Hampton Roads Transportation Accountability Commission, RB, Senior Lien, Series A, 5.00%, 07/01/48	4,308	5,295,024

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 38.3% (Cost: $8,720,241)		9,480,756

Total Long-Term Investments — 161.2% (Cost: $37,032,778)		39,857,158

Security	Shares	Value

Short-Term Securities

Money Market Funds — 4.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(h)(i)	1,008,170	$1,008,372

Total Short-Term Securities — 4.1% (Cost: $1,008,372)		1,008,372

Total Investments — 165.3% (Cost: $38,041,150)		40,865,530

Other Assets Less Liabilities — 1.1%		284,768

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.7)%		(4,878,804)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (46.7)%		(11,543,696)

Net Assets Applicable to Common Shares — 100.0%		$24,727,798

(a)	Zero-coupon bond.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on October 1, 2024, is $1,051,389. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

SCHEDULE OF INVESTMENTS	55

Schedule of Investments (continued) August 31, 2020	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Affiliates

Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$451,886	$556,339	(a)	$—	$147	$—	$1,008,372	1,008,170	$5,225	$—

(a)	Represents net amount purchased (sold).

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(219,799)	$—	$(219,799)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$3,710	$—	$3,710

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$1,060,817

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$30,376,402	$—	$30,376,402
Municipal Bonds Transferred to Tender Option Bond Trusts	—	9,480,756	—	9,480,756
Short-Term Securities
Money Market Funds	1,008,372	—	—	1,008,372

	$1,008,372	$39,857,158	$—	$40,865,530

56	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(4,876,042)	$—	$(4,876,042)
VRDP Shares at Liquidation Value	—	(11,600,000)	—	(11,600,000)

	$—	$(16,476,042)	$—	$(16,476,042)

See notes to financial statements.

SCHEDULE OF INVESTMENTS	57

Statements of Assets and Liabilities

August 31, 2020

	BZM	MHE	MHN	BQH

ASSETS
Investments at value — unaffiliated(a)	$49,542,784	$50,341,297	$763,144,177	$76,999,652
Investments at value — affiliated(b)	649,217	3,103,807	3,234,262	329,619
Receivables:
Investments sold	—	576,985	—	—
Dividends — affiliated	14	35	18	2
Interest — unaffiliated	494,645	548,837	8,482,857	807,965
Prepaid expenses	44,018	38,315	57,035	104,431

Total assets	50,730,678	54,609,276	774,918,349	78,241,669

ACCRUED LIABILITIES
Bank overdraft	31,414	30,424	351,388	43,883
Payables:
Investments purchased	—	572,425	970,000	250,000
Income dividend distributions — Common Shares	88,500	101,954	1,603,299	148,406
Interest expense and fees	1,666	5,589	59,698	12,900
Investment advisory fees	24,451	22,753	361,542	36,442
Trustees’ and Officer’s fees	12,917	274	260,369	12,651
Other accrued expenses	39,753	50,482	145,003	67,288
Reorganization costs	77,667	78,653	—	82,648

Total accrued liabilities	276,368	862,554	3,751,299	654,218

OTHER LIABILITIES
TOB Trust Certificates	2,999,064	2,965,857	63,384,372	10,600,472
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	15,943,448	18,349,289	243,278,209	22,033,235

Total other liabilities	18,942,512	21,315,146	306,662,581	32,633,707

Total liabilities	19,218,880	22,177,700	310,413,880	33,287,925

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$31,511,798	$32,431,576	$464,504,469	$44,953,744

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$29,424,794	$29,214,944	$432,616,787	$39,510,340
Accumulated earnings	2,087,004	3,216,632	31,887,682	5,443,404

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$31,511,798	$32,431,576	$464,504,469	$44,953,744

Net asset value per Common Share	$15.13	$13.68	$14.92	$16.05

(a) Investments at cost — unaffiliated	$46,957,016	$46,295,482	$708,155,178	$69,994,749
(b) Investments at cost — affiliated	$649,217	$3,103,740	$3,234,262	$329,619
(c) Preferred Shares outstanding	160	185	2,436	221
(d) Preferred Shares authorized	Unlimited	Unlimited	14,956	Unlimited
(e) Par value per Preferred Share	$0.001	$0.01	$0.10	$0.001
(f) Common Shares outstanding	2,082,345	2,371,023	31,132,023	2,800,105
(g) Common Shares authorized	Unlimited	Unlimited	199,985,044	Unlimited
(h) Par value per Common Share	$0.001	$0.01	$0.10	$0.001

See notes to financial statements.

58	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities   (continued)

August 31, 2020

	BSE	BFY	BHV

ASSETS
Investments at value — unaffiliated(a)	$161,304,655	$132,621,532	$39,857,158
Investments at value — affiliated(b)	972,748	537,270	1,008,372
Receivables:
Dividends — affiliated	7	3	19
Interest — unaffiliated	1,818,629	1,437,540	405,352
Prepaid expenses	98,287	105,675	23,472

Total assets	164,194,326	134,702,020	41,294,373

ACCRUED LIABILITIES
Bank overdraft	85,451	70,894	27,244
Payables:
Investments purchased	—	250,000	—
Income dividend distributions — Common Shares	316,204	282,778	70,883
Interest expense and fees	25,837	11,668	2,762
Investment advisory fees	76,701	62,779	18,161
Trustees’ and Officer’s fees	11,800	14,541	9,650
Other accrued expenses	76,115	62,914	18,137
Reorganization costs	54,549	50,180	—

Total accrued liabilities	646,657	805,754	146,837

OTHER LIABILITIES
TOB Trust Certificates	25,513,190	12,569,988	4,876,042
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	40,402,656	44,308,420	11,543,696

Total other liabilities	65,915,846	56,878,408	16,419,738

Total liabilities	66,562,503	57,684,162	16,566,575

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$97,631,823	$77,017,858	$24,727,798

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$89,187,581	$69,567,812	$22,901,346
Accumulated earnings	8,444,242	7,450,046	1,826,452

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$97,631,823	$77,017,858	$24,727,798

Net asset value per Common Share	$14.97	$15.39	$15.38

(a) Investments at cost — unaffiliated	$149,844,749	$122,654,145	$37,032,778
(b) Investments at cost — affiliated	$972,748	$537,270	$1,008,372
(c) Preferred Shares outstanding	405	444	116
(d) Preferred Shares authorized	Unlimited	Unlimited	Unlimited
(e) Par value per Preferred Share	$0.001	$0.001	$0.001
(f) Common Shares outstanding	6,519,660	5,004,922	1,608,111
(g) Common Shares authorized	Unlimited	Unlimited	Unlimited
(h) Par value per Common Share	$0.001	$0.001	$0.001

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Operations

August 31, 2020

	BZM	MHE	MHN	BQH

INVESTMENT INCOME
Dividends — affiliated	$5,342	$5,724	$9,911	$5,641
Interest — unaffiliated	1,862,536	1,999,946	28,362,932	2,829,391

Total investment income	1,867,878	2,005,670	28,372,843	2,835,032

EXPENSES
Investment advisory	328,522	270,268	4,216,665	493,919
Liquidity fees	89,710	—	24,879	2,257
Reorganization	77,924	78,910	—	148,281
Professional	48,838	44,667	99,112	56,715
Rating agency	35,536	35,536	47,551	57,681
Accounting services	21,637	22,218	114,521	25,463
Transfer agent	15,401	16,534	30,411	11,968
Registration	9,625	9,612	11,285	10,348
Remarketing fees on Preferred Shares	9,240	—	24,427	2,216
Printing and postage	2,997	3,040	7,845	3,345
Trustees and Officer	2,009	1,583	42,273	2,046
Custodian	1,512	1,412	11,177	3,163
Miscellaneous	10,410	11,167	14,382	20,902

Total expenses excluding interest expense, fees and amortization of offering costs	653,361	494,947	4,644,528	838,304
Interest expense, fees and amortization of offering costs(a)	253,166	363,364	5,327,821	509,783

Total expenses	906,527	858,311	9,972,349	1,348,087
Less:
Fees waived and/or reimbursed by the Manager	(29,841)	(986)	(292,511)	(76,246)

Total expenses after fees waived and/or reimbursed	876,686	857,325	9,679,838	1,271,841

Net investment income	991,192	1,148,345	18,693,005	1,563,191

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(24,908)	(93,773)	(945,625)	142,923
Investments — affiliated	277		7525
Futures contracts	(276,416)	(336,429)	(3,083,579)	(475,760)

	(301,322)	(430,125)	(4,029,129)	(332,812)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(710,205)	(634,292)	(9,498,328)	(802,897)
Investments — affiliated	40	70	—	—
Futures contracts	5,898	5,853	68,170	7,623

	(704,267)	(628,369)	(9,430,158)	(795,274)

Net realized and unrealized loss	(1,005,589)	(1,058,494)	(13,459,287)	(1,128,086)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(14,397)	$89,851	$5,233,718	$435,105

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

60	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

August 31, 2020

	BSE	BFY	BHV

INVESTMENT INCOME
Dividends — affiliated	$855	$4,678	$5,225
Interest — unaffiliated	5,880,327	5,084,956	1,528,551

Total investment income	5,881,182	5,089,634	1,533,776

EXPENSES
Investment advisory	889,459	723,160	268,347
Professional	55,720	52,640	35,234
Reorganization	54,867	50,180	—
Rating agency	47,550	47,551	35,536
Accounting services	40,960	28,332	14,703
Transfer agent	17,890	17,345	15,276
Registration	8,841	9,497	9,677
Trustees and Officer	7,957	6,786	1,892
Custodian	7,646	3,592	1,856
Liquidity fees	4,136	4,535	65,044
Remarketing fees on Preferred Shares	4,061	4,452	6,700
Printing and postage	3,988	3,751	2,926
Miscellaneous	8,840	8,386	10,645

Total expenses excluding interest expense, fees and amortization of offering costs	1,151,915	960,207	467,836
Interest expense, fees and amortization of offering costs(a)	1,011,052	850,635	232,034

Total expenses	2,162,967	1,810,842	699,870
Less:
Fees waived and/or reimbursed by the Manager	(93)	(347)	(54,563)

Total expenses after fees waived and/or reimbursed	2,162,874	1,810,495	645,307

Net investment income	3,718,308	3,279,139	888,469

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	167,383	(204,537)	(138,228)
Investments — affiliated	(18)	(8)	147
Futures contracts	(862,370)	(733,094)	(219,799)

	(695,005)	(937,639)	(357,880)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(2,085,123)	(1,915,105)	(76,665)
Futures contracts	13,524	11,179	3,710

	(2,071,599)	(1,903,926)	(72,955)

Net realized and unrealized loss	(2,766,604)	(2,841,565)	(430,835)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$951,704	$437,574	$457,634

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Changes in Net Assets

	BZM		MHE
	Year Ended August 31,		Year Ended August 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$991,192	$992,587	$1,148,345	$1,185,123
Net realized loss	(301,322)	(383,365)	(430,125)	(253,951)
Net change in unrealized appreciation (depreciation)	(704,267)	2,155,745	(628,369)	2,193,534

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(14,397)	2,764,967	89,851	3,124,706

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(986,298)	(1,278,380)	(1,159,430)	(1,232,944)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	11,729	6,379	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(988,966)	1,492,966	(1,069,579)	1,891,762
Beginning of year	32,500,764	31,007,798	33,501,155	31,609,393

End of year	$31,511,798	$32,500,764	$32,431,576	$33,501,155

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

62	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MHN		BQH
	Year Ended August 31,		Year Ended August 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$18,693,005	$17,189,332	$1,563,191	$1,499,702
Net realized loss	(4,029,129)	(6,709,873)	(332,812)	(486,060)
Net change in unrealized appreciation (depreciation)	(9,430,158)	38,335,444	(795,274)	3,660,084

Net increase in net assets applicable to Common Shareholders resulting from operations	5,233,718	48,814,903	435,105	4,673,726

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(17,278,273)	(16,634,680)	(1,654,862)	(1,585,008)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(12,044,555)	32,180,223	(1,219,757)	3,088,718
Beginning of year	476,549,024	444,368,801	46,173,501	43,084,783

End of year	$464,504,469	$476,549,024	$44,953,744	$46,173,501

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets  (continued)

	BSE		BFY
	Year Ended August 31,		Year Ended August 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$3,718,308	$3,274,648	$3,279,139	$2,986,527
Net realized loss	(695,005)	(1,178,690)	(937,639)	(947,556)
Net change in unrealized appreciation (depreciation)	(2,071,599)	7,545,804	(1,903,926)	5,636,326

Net increase in net assets applicable to Common Shareholders resulting from operations	951,704	9,641,762	437,574	7,675,297

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(3,325,026)	(3,168,555)	(3,078,027)	(2,948,084)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(2,373,322)	6,473,207	(2,640,453)	4,727,213
Beginning of year	100,005,145	93,531,938	79,658,311	74,931,098

End of year	$97,631,823	$100,005,145	$77,017,858	$79,658,311

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

64	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BHV
	Year Ended August 31,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$888,469	$930,452
Net realized loss	(357,880)	(104,620)
Net change in unrealized appreciation (depreciation)	(72,955)	1,298,796

Net increase in net assets applicable to Common Shareholders resulting from operations	457,634	2,124,628

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(877,674)	(1,050,654)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	29,308	38,664

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(390,732)	1,112,638
Beginning of year	25,118,530	24,005,892

End of year	$24,727,798	$25,118,530

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Cash Flows

Year Ended August 31, 2020

	BZM	MHE	MHN	BQH

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(14,397)	$89,851	$5,233,718	$435,105
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities
Proceeds from sales of long-term investments	3,383,820	9,822,669	75,643,658	14,731,237
Purchases of long-term investments	(3,263,572)	(6,746,526)	(83,798,017)	(17,113,962)
Net proceeds from purchases of short-term securities	(249,907)	(3,027,443)	(2,891,079)	(265,143)
Amortization of premium and accretion of discount on investments and other fees	292,087	306,227	4,406,289	316,540
Net realized (gain) loss on investments	24,906	93,696	945,550	(142,948)
Net unrealized depreciation on investments	710,165	634,222	9,498,328	802,897

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	740	29	1,087	92
Interest — unaffiliated	(4,795)	62,231	(22,467)	7,545
Variation margin on futures contracts	—24		—	—
Prepaid expenses	(11,505)	(8,350)	(27,817)	(44,583)

Increase (Decrease) in Liabilities
Payables
Interest expense and fees	(8,340)	(11,842)	(201,582)	(27,247)
Investment advisory fees	(1,637)	(568)	20,807	994
Trustees’ and Officer’s fees	421	(9)	2,594	420
Other accrued expenses	(48,216)	(44,381)	(71,922)	(9,056)
Reorganization costs	77,667	78,653	—	82,648
Variation margin on futures contracts	(750)	(750)	(11,062)	(750)

Net cash provided by (used for) operating activities	886,687	1,247,733	8,728,085	(1,226,211)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(961,840)	(1,152,317)	(17,060,349)	(1,640,861)
Repayments of TOB Trust Certificates	—	(170,774)	(6,353,813)	(84,639)
Repayments of Loan for TOB Trust Certificates	—	—	(1,321,238)	(84,626)
Proceeds from TOB Trust Certificates	—	—	13,839,542	2,827,709
Proceeds from Loan for TOB Trust Certificates	—	—	1,321,238	84,626
Increase in bank overdraft	31,414	30,424	351,388	43,883
Amortization of deferred offering costs	3,045	3,345	15,484	28,996

Net cash provided by (used for) for financing activities	(927,381)	(1,289,322)	(9,207,748)	1,175,088

CASH
Net decrease in restricted and unrestricted cash	(40,694)	(41,589)	(479,663)	(51,123)
Restricted and unrestricted cash at beginning of year	40,694	41,589	479,663	51,123

Restricted and unrestricted cash at end of year	$—	$—	$—	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$258,461	$371,861	$5,513,919	$508,034

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$11,729	$—	$—	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$9,344	$9,539	$109,813	$11,773
Cash pledged
Futures contracts	31,350	32,050	369,850	39,350

	$40,694	$41,589	$479,663	$51,123

See notes to financial statements.

66	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (continued)

Year Ended August 31, 2020

	BSE	BFY	BHV

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$951,704	$437,574	$457,634
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities
Proceeds from sales of long-term investments	21,148,003	22,652,354	12,149,533
Purchases of long-term investments	(24,388,954)	(26,981,057)	(11,212,469)
Net proceeds from purchases of short-term securities	(972,766)	(263,482)	(556,339)
Amortization of premium and accretion of discount on investments and other fees	1,032,924	479,056	234,312
Net realized (gain) loss on investments	(167,365)	204,545	138,081
Net unrealized depreciation on investments	2,085,123	1,915,105	76,665

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	320	877	79
Interest — unaffiliated	(21,081)	(32,564)	92,341
Prepaid expenses	(36,946)	(36,334)	(615)

Increase (Decrease) in Liabilities
Payables
Interest expense and fees	(74,553)	(27,669)	(15,914)
Investment advisory fees	986	1,265	(393)
Trustees’ and Officer’s fees	166	287	323
Other accrued expenses	(27,464)	(24,921)	(48,727)
Reorganization costs	54,549	50,180	—
Variation margin on futures contracts	(2,438)	(1,594)	(469)

Net cash provided by (used for) operating activities	(417,792)	(1,626,378)	1,314,042

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(3,272,868)	(3,040,490)	(850,567)
Repayments of TOB Trust Certificates	(969,506)	(608,303)	(520,394)
Repayments of Loan for TOB Trust Certificates	(469,475)	(608,303)	—
Proceeds from TOB Trust Certificates	4,432,499	5,119,716	—
Proceeds from Loan for TOB Trust Certificates	469,475	608,303	—
Increase in bank overdraft	85,451	70,894	27,244
Amortization of deferred offering costs	6,266	6,348	2,592

Net cash provided by (used for) for financing activities	281,842	1,548,165	(1,341,125)

CASH
Net decrease in restricted and unrestricted cash	(135,950)	(78,213)	(27,083)
Restricted and unrestricted cash at beginning of year	135,950	78,213	27,083

Restricted and unrestricted cash at end of year	$—	$—	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,079,339	$871,956	$245,356

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$—	$—	$29,308

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$60,650	$17,813	$6,133
Cash pledged
Futures contracts	75,300	60,400	20,950

	$135,950	$78,213	$27,083

See notes to financial statements.

FINANCIAL STATEMENTS	67

Financial Highlights

(For a share outstanding throughout each period)

	BZM

	Year Ended August 31,
	2020		2019		2018	2017	2016

Net asset value, beginning of year	$15.61		$14.90		$15.32	$15.97	$14.96

Net investment income(a)	0.48		0.48		0.55	0.59	0.61
Net realized and unrealized gain (loss)	(0.49)		0.85		(0.36)	(0.67)	1.02

Net increase (decrease) from investment operations	(0.01)		1.33		0.19	(0.08)	1.63

Distributions to Common Shareholders(b)
From net investment income	(0.47)		(0.55)		(0.57)	(0.57)	(0.62)
From net realized gain	—		(0.07)		(0.04)	—	—

Total distributions to Common Shareholders	(0.47)		(0.62)		(0.61)	(0.57)	(0.62)

Net asset value, end of year	$15.13		$15.61		$14.90	$15.32	$15.97

Market price, end of year	$13.92		$14.42		$14.04	$14.29	$16.06

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.15%		9.40%		1.67%	(0.31)%	11.15%

Based on market price	(0.26)%		7.25%		2.71%	(7.53)%	15.80%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.87	%(d)(e)	3.10	%(e)	2.75%	2.35%	2.10%

Total expenses after fees waived and/or reimbursed	2.78	%(d)(e)	3.02	%(e)	2.67%	2.27%	2.02%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(f)(g)	1.98	%(d)(e)	1.88	%(e)	1.78%	1.75%	1.83%

Net investment income to Common Shareholders	3.14	%(e)	3.21	%(e)	3.63%	3.87%	3.98%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$31,512		$32,501		$31,008	$31,893	$33,202

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$16,000		$16,000		$16,000	$16,000	$16,000

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$296,949		$303,130		$293,799	$299,333	$307,510

Borrowings outstanding, end of year (000)	$2,999		$2,999		$2,637	$2,134	$1,500

Portfolio turnover rate	7%		16%		16%	12%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 2.62%, 2.53% and 1.73%, respectively.

(e)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended August 31,
	2020	2019	2018	2017	2016
Expense ratios	1.67%	1.45%	1.38%	1.31%	1.39%

See notes to financial statements.

68	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MHE

	Year Ended August 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$14.13		$13.33	$13.98	$14.69	$13.89

Net investment income(a)	0.48		0.50	0.55	0.62	0.65
Net realized and unrealized gain (loss)	(0.44)		0.82	(0.62)	(0.69)	0.83

Net increase (decrease) from investment operations	0.04		1.32	(0.07)	(0.07)	1.48

Distributions to Common Shareholders from net investment income(b)	(0.49)		(0.52)	(0.58)	(0.64)	(0.68)

Net asset value, end of year	$13.68		$14.13	$13.33	$13.98	$14.69

Market price, end of year	$13.24		$12.96	$12.38	$14.00	$15.32

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.46%		10.52%	(0.41)%	(0.34)%	11.01%

Based on market price	6.00%		9.15%	(7.64)%	(4.30)%	21.27%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.64	%(d)(e)	2.89%	2.50%	2.17%	1.77%

Total expenses after fees waived and/or reimbursed	2.64	%(d)(e)	2.89%	2.50%	2.17%	1.77%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(f)	1.52	%(d)(e)	1.29%	1.20%	1.18%	1.15%

Net investment income to Common Shareholders	3.53	%(e)	3.74%	4.08%	4.44%	4.53%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$32,432		$33,501	$31,609	$33,115	$34,772

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$18,500		$18,500	$18,500	$18,500	$18,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$275,306		$281,087	$270,862	$279,002	$287,959

Borrowings outstanding, end of year (000)	$2,966		$3,137	$3,136	$1,421	$751

Portfolio turnover rate	14%		10%	17%	18%	30%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 2.40%, 2.40% and 1.28%, respectively.

(e)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MHN

	Year Ended August 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$15.31	$14.27	$14.93	$15.69	$14.81

Net investment income(a)	0.60	0.55	0.60	0.69	0.75
Net realized and unrealized gain (loss)	(0.43)	1.02	(0.64)	(0.75)	0.91

Net increase (decrease) from investment operations	0.17	1.57	(0.04)	(0.06)	1.66

Distributions to Common Shareholders from net investment income(b)	(0.56)	(0.53)	(0.62)	(0.70)	(0.78)

Net asset value, end of year	$14.92	$15.31	$14.27	$14.93	$15.69

Market price, end of year	$13.79	$13.74	$12.35	$14.36	$15.04

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.54%	11.88%	0.22%	0.04%	11.63%

Based on market price	4.57%	16.02%	(9.82)%	0.37%	16.10%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.15%	2.62%	2.45%	2.13%	1.68%

Total expenses after fees waived and/or reimbursed	2.09%	2.55%	2.36%	2.05%	1.62%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(d)(e)	0.94%	0.94%	0.94%	0.96%	0.95%

Net investment income to Common Shareholders	4.03%	3.82%	4.15%	4.65%	4.91%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$464,504	$476,549	$444,369	$464,818	$488,318

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$243,600	$243,600	$243,600	$243,600	$243,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$290,683	$295,628	$282,417	$290,812	$300,459

Borrowings outstanding, end of year (000)	$63,384	$55,899	$64,262	$70,007	$76,443

Portfolio turnover rate	10%	23%	15%	17%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended August 31,
	2020	2019	2018	2017	2016
Expense ratios	0.93%	0.93%	0.94%	0.95%	0.94%

See notes to financial statements.

70	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BQH

	Year Ended August 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$16.49		$15.39	$16.11	$16.99	$15.75

Net investment income(a)	0.56		0.54	0.60	0.67	0.71
Net realized and unrealized gain (loss)	(0.41)		1.13	(0.69)	(0.84)	1.27

Net increase (decrease) from investment operations	0.15		1.67	(0.09)	(0.17)	1.98

Distributions to Common Shareholders from net investment income(b)	(0.59)		(0.57)	(0.63)	(0.71)	(0.74)

Net asset value, end of year	$16.05		$16.49	$15.39	$16.11	$16.99

Market price, end of year	$15.96		$14.94	$13.01	$14.55	$15.70

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.16%		11.61%	(0.03)%	(0.47)%	13.22%

Based on market price	11.01%		19.61%	(6.44)%	(2.73)%	20.63%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	3.00	%(d)	3.53%	2.78%	2.44%	2.10%

Total expenses after fees waived and/or reimbursed	2.83	%(d)	3.19%	2.61%	2.28%	2.07%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(e)(f)	1.70	%(d)	1.55%	1.26%	1.24%	1.48%

Net investment income to Common Shareholders	3.48%		3.45%	3.84%	4.21%	4.31%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$44,954		$46,174	$43,085	$45,113	$47,581

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$22,100		$22,100	$22,100	$22,100	$22,100

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$303,411		$308,930	$294,954	$304,132	$315,300

Borrowings outstanding, end of year (000)	$10,600		$7,857	$6,560	$6,521	$6,381

Portfolio turnover rate	20%		24%	11%	17%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 2.67%, 2.50% and 1.37%, respectively.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended August 31,
	2020	2019	2018	2017	2016
Expense ratios	1.69%	1.55%	1.26%	1.24%	1.41%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BSE

	Year Ended August 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$15.34		$14.35	$15.04	$15.84	$14.81

Net investment income(a)	0.57		0.50	0.55	0.63	0.68
Net realized and unrealized gain (loss)	(0.43)		0.98	(0.68)	(0.80)	1.03

Net increase (decrease) from investment operations	0.14		1.48	(0.13)	(0.17)	1.71

Distributions to Common Shareholders from net investment income(b)	(0.51)		(0.49)	(0.56)	(0.63)	(0.68)

Net asset value, end of year	$14.97		$15.34	$14.35	$15.04	$15.84

Market price, end of year	$13.33		$13.86	$12.65	$13.55	$14.84

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.36%		11.02%	(0.33)%	(0.55)%	12.22%

Based on market price	(0.11)%		13.79%	(2.47)%	(4.36)%	19.87%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.22	%(d)	2.75%	2.41%	2.10%	1.76%

Total expenses after fees waived and/or reimbursed	2.22	%(d)	2.75%	2.41%	2.09%	1.75%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(e)(f)	1.18	%(d)	1.17%	1.10%	1.10%	1.17%

Net investment income to Common Shareholders	3.82%		3.46%	3.77%	4.23%	4.40%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$97,632		$100,005	$93,532	$98,076	$103,296

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$40,500		$40,500	$40,500	$40,500	$40,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$341,066		$346,926	$330,943	$342,162	$355,052

Borrowings outstanding, end of year (000)	$25,513		$22,050	$21,702	$20,604	$21,873

Portfolio turnover rate	13%		24%	16%	13%	8%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 2.16%, 2.16% and 1.12%, respectively.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended August 31,
	2020	2019	2018	2017	2016
Expense ratios	1.17%	1.17%	1.10%	1.10%	1.12%

See notes to financial statements.

72	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BFY

	Year Ended August 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$15.92		$14.97	$15.71	$16.58	$15.57

Net investment income(a)	0.66		0.60	0.64	0.71	0.78
Net realized and unrealized gain (loss)	(0.57)		0.94	(0.72)	(0.82)	1.06

Net increase (decrease) from investment operations	0.09		1.54	(0.08)	(0.11)	1.84

Distributions to Common Shareholders from net investment income(b)	(0.62)		(0.59)	(0.66)	(0.76)	(0.83)

Net asset value, end of year	$15.39		$15.92	$14.97	$15.71	$16.58

Market price, end of year	$13.99		$14.21	$12.77	$15.51	$17.01

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.01%		11.14%	(0.08)%	(0.37)%	12.24%

Based on market price	2.87%		16.29%	(13.66)%	(4.13)%	26.61%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.35	%(d)	2.91%	2.57%	2.21%	1.86%

Total expenses after fees waived and/or reimbursed	2.35	%(d)	2.91%	2.56%	2.21%	1.85%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(e)(f)	1.24	%(d)	1.22%	1.13%	1.12%	1.23%

Net investment income to Common Shareholders	4.25%		3.96%	4.20%	4.60%	4.83%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$77,018		$79,658	$74,931	$78,641	$82,927

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$44,400		$44,400	$44,400	$44,400	$44,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$273,464		$279,411	$268,764	$277,119	$286,771

Borrowings outstanding, end of year (000)	$12,570		$8,059	$7,475	$7,817	$8,061

Portfolio turnover rate	17%		26%	12%	14%	17%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 2.28%, 2.28% and 1.17%, respectively.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended August 31,
	2020	2019	2018	2017	2016
Expense ratios	1.23%	1.22%	1.13%	1.12%	1.16%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BHV

	Year Ended August 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$15.64		$14.97	$15.75	$16.56	$15.90

Net investment income(a)	0.55		0.58	0.69	0.78	0.81
Net realized and unrealized gain (loss)	(0.26)		0.74	(0.69)	(0.83)	0.66

Net increase (decrease) from investment operations	0.29		1.32	—	(0.05)	1.47

Distributions to Common Shareholders from net investment income(b)	(0.55)		(0.65)	(0.78)	(0.76)	(0.81)

Net asset value, end of year	$15.38		$15.64	$14.97	$15.75	$16.56

Market price, end of year	$16.09		$16.54	$16.56	$18.68	$19.14

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.87%		8.94%	(0.20)%	(0.44)%	9.05%

Based on market price	0.77%		4.15%	(6.91)%	2.17%	20.00%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.86	%(d)	3.37%	2.94%	2.46%	2.16%

Total expenses after fees waived and/or reimbursed	2.64	%(d)	3.15%	2.72%	2.25%	1.95%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(e)(f)	1.69	%(d)	1.82%	1.70%	1.61%	1.70%

Net investment income to Common Shareholders	3.63	%(d)	3.88%	4.51%	4.95%	5.00%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$24,728		$25,119	$24,006	$25,216	$26,462

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$11,600		$11,600	$11,600	$11,600	$11,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$313,171		$316,539	$306,947	$317,375	$328,121

Borrowings outstanding, end of year (000)	$4,876		$5,396	$5,396	$4,360	$3,860

Portfolio turnover rate	28%		17%	26%	10%	6%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended August 31,
	2020	2019	2018	2017	2016
Expense ratios	1.40%	1.42%	1.32%	1.22%	1.30%

See notes to financial statements.

74	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Maryland Municipal Bond Trust	BZM	Delaware	Non-diversified
BlackRock Massachusetts Tax-Exempt Trust	MHE	Massachusetts	Non-diversified
BlackRock MuniHoldings New York Quality Fund, Inc.	MHN	Maryland	Non-diversified
BlackRock New York Municipal Bond Trust	BQH	Delaware	Diversified
BlackRock New York Municipal Income Quality Trust	BSE	Delaware	Non-diversified
BlackRock New York Municipal Income Trust II	BFY	Delaware	Non-diversified
BlackRock Virginia Municipal Bond Trust	BHV	Delaware	Non-diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

On June 16, 2020, the Board of Trustees of BZM and the Board of Directors of BlackRock MuniYield Quality Fund, Inc. (MQY) each approved the reorganization of BZM into MQY. Subject to approvals by each Trust’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first quarter of 2021.

On June 16, 2020, the Board of Trustees of MHE and the Board of Directors of BlackRock MuniYield Quality Fund, Inc. (MQY) each approved the reorganization of MHE into MQY. Subject to approvals by each Trust’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first quarter of 2021.

On May 11, 2020, the Board of Trustees of BQH and the Board of Trustees of BlackRock Multi-State Municipal Series Trust, on behalf of BlackRock New York Municipal Opportunities Fund (“NYMO”), each approved the reorganization of BQH into NYMO. Shareholders of BQH approved the reorganization on August 21, 2020, and the reorganization is expected to be effective on October 26, 2020.

On June 16, 2020, the Board of Trustees of BSE and the Board of Trustees of BlackRock New York Municipal Income Trust (BNY) each approved the reorganization of BSE into BNY. Subject to approvals by each Trust’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first quarter of 2021.

On June 16, 2020, the Board of Trustees of BFY and the Board of Trustees of BlackRock New York Municipal Income Trust (BNY) each approved the reorganization of BFY into BNY. Subject to approvals by each Trust’s shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the first quarter of 2021.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Trusts have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Trusts have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Trusts applied the amendments on a modified retrospective basis beginning with the fiscal period ended August 31, 2020. The adjusted cost basis of securities at August 31, 2019 are as follows:

Trust Name	Amounts
BZM	$47,793,567
MHE	49,852,405
MHN	704,696,441
BQH	68,195,092
BSE	148,154,376
BHV	38,794,268

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

76	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MHE’s management believes that the Trust’s restrictions on borrowings do not apply to the Trust’s TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements  (continued)

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations.

Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BZM	$30,778	$13,778	$3,739	$48,295
MHE	30,567	11,191	5,351	47,109
MHN	583,381	248,082	84,056	915,519
BQH	85,342	35,143	12,475	132,960
BSE	232,994	104,469	29,905	367,368
BFY	92,056	40,172	13,261	145,489
BHV	53,691	22,202	7,227	83,120

For the year ended August 31, 2020, the following table is a summary of each Trust’s TOB Trusts:

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BZM	$5,763,454	$2,999,064	0.12% — 0.34%	$2,999,064	1.61%
MHE	5,053,909	2,965,857	0.12 — 0.15	3,060,732	1.54
MHN	118,445,997	63,384,372	0.12 — 0.24	59,307,098	1.54
BQH	19,213,062	10,600,472	0.10 — 0.27	8,985,356	1.48
BSE	46,394,173	25,513,190	0.10 — 0.27	23,883,119	1.54
BFY	22,959,218	12,569,988	0.10 — 0.27	9,953,831	1.46
BHV	9,480,756	4,876,042	0.12 — 0.34	5,221,550	1.59

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at August 31, 2020, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at August 31, 2020.

For the year ended August 31, 2020, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

Trust Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MHN	$—	—%	$10,830	0.71%
BQH	—	—	462	0.71
BSE	—	—	2,565	0.71
BFY	—	—	4,254	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

78	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except for MHE and MHN, pays the Manager a monthly fee at an annual rate equal to a percentage of each Trust’s average weekly managed assets. For such services, MHE and MHN each pays the Manager a monthly fee at an annual rate equal to a percentage of each Trust’s average daily net assets. The Trusts pay their respective fees based on the following annual rates:

Trust Name	Investment Advisory Fees
BZM	0.65%
MHE	0.50
MHN	0.55
BQH	0.65
BSE	0.55
BFY	0.55
BHV	0.65

For purposes of calculating these fees, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s net asset value. For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Limitations, Waivers and Reimbursements: With respect to BZM, BQH and BHV, the Manager voluntarily agreed to waive a portion of its investment advisory fees as a percentage of each Trust’s average weekly managed assets as follows:

	BZM	BQH	BHV
Waiver	0.08%	0.10%	0.13%

This voluntary waiver may be reduced or discontinued at any time. Prior to June 1, 2020, BZM’s voluntary investment advisory fee waiver as a percentage of average weekly managed assets was 0.05%. For the year ended August 31, 2020, the investment advisory fees waived, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations, were as follows:

Trust Name	Amounts Waived
BZM	$29,067
BQH	75,988
BHV	53,670

With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. Prior to December 1, 2019, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended August 31, 2020, the amounts waived were as follows:

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements  (continued)

Trust Name	Amounts Waived
BZM	$774
MHE	986
MHN	868
BQH	258
BSE	93
BFY	347
BHV	893

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended August 31, 2020, there were no fees waived by the Manager pursuant to this arrangement.

The Manager, for MHN, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended August 31, 2020 the waiver was $291,643.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended August 31, 2020, purchases and sales of investments, excluding short-term investments, were as follows:

Trust Name	Purchases	Sales
BZM	$3,263,572	$3,383,820
MHE	7,318,951	10,399,654
MHN	83,648,017	74,494,258
BQH	16,768,962	14,731,237
BSE	23,118,954	20,563,040
BFY	26,201,057	22,652,354
BHV	11,212,469	12,149,533

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of August 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Paid-in capital	$(80,969)	$(82,255)	$(15,484)	$(177,278)	$(61,133)	$(56,528)	$(2,591)
Accumulated earnings (loss)	80,969	82,255	15,484	177,278	61,133	56,528	2,591

The tax character of distributions paid was as follows:

	Periods	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Tax-exempt income(a)	08/31/20	$1,187,512	$1,460,683	$21,666,721	$2,000,917	$3,960,878	$3,774,026	$1,023,619
	08/31/19	1,394,694	1,677,271	22,568,116	2,122,477	4,164,518	4,035,096	1,247,916
Ordinary income(b)	08/31/20	612	11,657	8,370	1,772	1,565	2,799	377
	08/31/19	42,654	588	13,395	7,391	962	6,744	1,400
Long-term capital gains	08/31/19	123,967	—	—	—	—	—	—

Total	08/31/20	$1,188,124	$1,472,340	$21,675,091	$2,002,689	$3,962,443	$3,776,825	$1,023,996

	08/31/19	$1,561,315	$1,677,859	$22,581,511	$2,129,868	$4,165,480	$4,041,840	$1,249,316

(a)	The Trusts designate these amounts paid during the fiscal year ended August 31, 2020, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

80	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

As of period end, the tax components of accumulated earnings (loss) were as follows:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Undistributed tax-exempt income	$200,366	$152,225	$1,896,200	$231,386	$379,492	$650,476	$34,167
Undistributed ordinary income	52	60	584	—	173	1,134	39
Non-expiring capital loss carryforwards(a)	(689,345)	(980,224)	(24,801,696)	(1,797,273)	(3,303,628)	(3,171,135)	(1,038,401)
Net unrealized gains(b)	2,575,931	4,044,571	54,792,594	7,009,291	11,368,205	9,969,571	2,830,647

	$2,087,004	$3,216,632	$31,887,682	$5,443,404	$8,444,242	$7,450,046	$1,826,452

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the treatment of residual interests in tender option bond trusts and the deferral of compensation to trustees.

As of August 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Tax cost	$44,604,360	$46,434,676	$647,944,671	$59,707,142	$125,385,484	$110,605,746	$33,149,457

Gross unrealized appreciation	$2,834,356	$4,091,053	$55,587,763	$7,095,824	$11,517,492	$10,113,546	$2,870,937
Gross unrealized depreciation	(245,781)	(46,482)	(538,367)	(74,166)	(138,763)	(130,478)	(30,906)

Net unrealized appreciation (depreciation)	$2,588,575	$4,044,571	$55,049,396	$7,021,658	$11,378,729	$9,983,068	$2,840,031

9.	PRINCIPAL RISKS

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common

Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements   (continued)

that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honor its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within certain Trust’s portfolio are disclosed in its Schedule of Investments.

Certain Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Each Trust, except for MHN, is authorized to issue an unlimited number of Shares, all of which were initially classified as Common Shares. MHN is authorized to issue

200 million shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001, except for MHE and MHN, which is

$0.01 and $0.10, respectively. The par value for each Trust’s Preferred Shares outstanding is $0.001, except for MHE and MHN, which is $0.01 and $0.10, respectively. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

82	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended
Trust Name	08/31/20	08/31/19
BZM	737	425
BHV	1,874	2,473

For the years ended August 31, 2020 and August 31, 2019, shares issued and outstanding remained constant for MHN, BQH, MHE, BFY and BSE.

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2018 through November 30, 2019, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30,

2018, subject to certain conditions. From December 1, 2019 through November 30, 2020, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended August 31, 2020, the Trusts did not repurchase any shares.

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

Each Trust (for purposes of this section, a “VRDP Trust”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BZM	06/14/12	160	$16,000,000	07/01/42
MHE	06/14/12	185	18,500,000	07/01/42
MHN	06/30/11	2,436	243,600,000	07/01/41
BQH	09/15/11	221	22,100,000	10/01/41
BSE	09/15/11	405	40,500,000	10/01/41
BFY	09/15/11	444	44,400,000	10/01/41
BHV	06/14/12	116	11,600,000	07/01/42

Redemption Terms: A VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Expiration date	07/09/21	07/02/21	04/30/21	04/30/21	04/30/21	04/30/21	07/09/21

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements   (continued)

Remarketing: A VRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Trust Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings
BZM	Aa2	AAA
MHE	Aa2	AAA
MHN	Aa2	AAA
BQH	Aa2	AAA
BSE	Aa2	AAA
BFY	Aa2	AAA
BHV	Aa2	AAA

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s Investors Service (“Moody’s”) and Fitch. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Trust has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Trusts have commenced or are set to commence a special rate period:

Trust Name	Commencement Date	Expiration Date as of Period Ended 08/31/20
BZM	06/25/20	06/25/21
MHE	06/14/12	06/17/21
MHN	04/17/14	04/15/21
BQH	10/22/15	04/15/21
BSE	10/22/15	04/15/21
BFY	10/22/15	04/15/21
BHV	06/25/20	06/25/21

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Dividend rates	1.26%	1.69%	1.80%	1.57%	1.57%	1.57%	1.26%

For the year ended August 31, 2020, VRDP Shares issued and outstanding of each VRDP Trust remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by a VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the

84	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Trust Name	Dividends Accrued	Deferred Offering Costs Amortization
BZM	$201,826	$3,045
MHE	312,910	3,345
MHN	4,396,818	15,484
BQH	347,827	28,996
BSE	637,418	6,266
BFY	698,798	6,348
BHV	146,322	2,592

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid distributions to Common Shareholders and Preferred Shareholders as follows:

	Common Dividend Per Share			Preferred Shares(a)
Trust Name	Paid(b)	Declared(c)	Declared(d)	Shares	Series	Declared
BZM	$0.042500	$0.046000	$—	VRDP	W-7	$13,762
MHE	0.043000	0.043000	—	VRDP	W-7	12,879
MHN	0.051500	0.054500	—	VRDP	W-7	187,559
BQH	0.053000	0.053000	0.069000	VRDP	W-7	17,016	(e)
BSE	0.048500	0.052500	—	VRDP	W-7	31,183
BFY	0.056500	0.060500	—	VRDP	W-7	34,186
BHV	0.045500	0.045500	—	VRDP	W-7	9,977

(a)	Dividends declared for period September 1, 2020 to September 30, 2020.
(b)	Net investment income dividend paid on October 1, 2020 to Common Shareholders of record on September 15, 2020.
(c)	Net investment income dividend declared on October 1, 2020, payable to Common Shareholders of record on October 15, 2020 (October 13, 2020 for BQH).
(d)	Net investment income special dividend declared on October 1, 2020, payable to Common Shareholders of record on October 13, 2020.
(e)	All VRDP shares for BQH were redeemed on October 1, 2020.

On September 28, 2020, each Trust announced a continuation of its open market share repurchase program. Commencing on December 1, 2020, each Trust may repurchase through November 30, 2021, up to 5% of its common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts.

NOTES TO FINANCIAL STATEMENTS	85

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of BlackRock Maryland Municipal Bond Trust, BlackRock Massachusetts Tax-Exempt Trust, BlackRock MuniHoldings New York Quality Fund, Inc., BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, and BlackRock Virginia Municipal Bond Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Maryland Municipal Bond Trust, BlackRock Massachusetts Tax-Exempt Trust, BlackRock MuniHoldings New York Quality Fund, Inc., BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, and BlackRock Virginia Municipal Bond Trust (the “Funds”), including the schedules of investments, as of August 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2020, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

October 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

86	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Maryland Municipal Bond Trust (“BZM”), BlackRock Massachusetts Tax-Exempt Trust (“MHE”), BlackRock MuniHoldings New York Quality Fund, Inc. (“MHN”), BlackRock New York Municipal Bond Trust (“BQH”), BlackRock New York Municipal Income Quality Trust (“BSE”), BlackRock New York Municipal Income Trust II (“BFY”) and BlackRock Virginia Municipal Bond Trust (“BHV” and together with BZM, MHE, MHN, BQH, BSE and BFY, the “Funds” and each, a “Fund”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

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Disclosure of Investment Advisory Agreements  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third-parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”) and a composite measuring a blend of total return and yield (“Composite”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, BZM ranked in the third quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BZM, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BZM’s underperformance relative to its Customized Peer Group Composite during the applicable periods.

The Board noted that for each of the one-, three- and five-year periods reported, MHE ranked in the second quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MHE, and that BlackRock has explained its rationale for this belief to the Board.

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The Board noted that for the one-, three- and five-year periods reported, MHN ranked in the second, second, and first quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MHN, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, BQH ranked in the second quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BQH, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, BSE ranked in the second quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BSE, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, BFY ranked in the second, first, and first quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BFY, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, BHV ranked in the second quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BHV, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BZM’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Expense Peers. In addition, the Board noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BZM. An advisory fee waiver has been in effect since 2013, the amount of which may have varied from time to time. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to increase the voluntary advisory fee waiver from 5 basis points to 8 basis points. The waiver increase was implemented on June 1, 2020. Given BZM’s relatively small size, the Board and BlackRock discussed potential strategic actions for BZM.

The Board noted that MHE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Expense Peers. Given MHE’s relatively small size, the Board and BlackRock discussed potential strategic actions for MHE.

The Board noted that MHN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.

The Board noted that BQH’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the first and fourth quartiles, respectively, relative to the Expense Peers. In addition, the Board noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee

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Disclosure of Investment Advisory Agreements  (continued)

payable by BQH. An advisory fee waiver has been in effect since 2016, the amount of which may have varied from time to time. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 10 basis point voluntary advisory fee waiver. Given BQH’s relatively small size, the Board and BlackRock discussed potential strategic actions for BQH.

The Board noted that BSE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Expense Peers. Given BSE’s relatively small size, the Board and BlackRock discussed potential strategic actions for BSE.

The Board noted that BFY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and fourth quartiles, respectively, relative to the Expense Peers. Given BFY’s relatively small size, the Board and BlackRock discussed potential strategic actions for BFY.

The Board noted that BHV’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the first and fourth quartiles, respectively, relative to the Expense Peers. The Board also noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BHV. An advisory fee waiver has been in effect since 2014, the amount of which may have varied from time to time. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 13 basis point voluntary advisory fee waiver.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

90	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since August 31, 2019. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

Effective March 24, 2020, MHN may enter into reverse repurchase agreements. The Fund’s use of reverse repurchase agreements may generate taxable income for the Fund and may increase the amount of ordinary income distributions paid to shareholders. See “Risk Factors — Reverse Repurchase Agreements” below for a discussion of the risks associated with the use of reverse repurchase agreements to which MHN is now subject.

Except as noted above, during each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

BlackRock Maryland Municipal Bond Trust (BZM)

The Fund’s investment objective is to provide current income exempt from regular federal income taxes and Maryland personal income tax. As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in municipal bonds, the interest of which is exempt from regular federal income tax and Maryland personal income tax. The Fund cannot change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable rate demand preferred shares (“VRDP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VRDP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

Under normal market conditions, the Fund invests at least 80% of its managed assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest quality ratings as determined by either Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade municipal bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Fund may invest up to 20% of its managed assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Securities rated Ba/BB or below are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

Subject to the Fund’s policy, under normal market conditions, of investing at least 80% of its managed assets in municipal bonds, the interest from which is exempt from Maryland personal income tax, the Fund may invest in securities that pay interest that is not exempt from Maryland personal income tax when, in the judgment of the Manager, the return to the shareholders after payment of applicable Maryland personal income tax would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from Maryland personal income tax.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs

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Fund Investment Objectives, Policies and Risks  (continued)

will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income. VRDP Shares may not be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of purchasing VRDP Shares. The suitability of an investment in VRDP Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the federal alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.

The average maturity of the Fund’s portfolio securities will vary based upon the Manager’s assessment of economic and market conditions. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The Fund’s stated expectation is that it may invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income taxes. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a U.S. federal income tax exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by the Fund.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts. These derivative transactions may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VRDP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund reserves the right to borrow funds subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.

Other Investment Policies: The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly, subject to certain requirements.

The Fund may invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax, subject to certain requirements.

During temporary defensive periods (e.g., times when, in the Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax- exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in liquid, short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund’s investment policies provide that it will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest (such short-term obligations being referred to herein as “Temporary Investments”). Temporary Investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the Fund invests in Temporary Investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

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Fund Investment Objectives, Policies and Risks  (continued)

Short-term taxable fixed-income investments include, without limitation, the following: (i) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, (ii) certificates of deposit issued against funds deposited in a bank or a savings and loan association, (iii) repurchase agreements, which involve purchases of debt securities, and (iv) commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance.

Short-term tax-exempt fixed-income securities include, without limitation, the following: (i) Bond Anticipation Notes (“BANs”), which are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds, (ii) Tax Anticipation Notes (“TANs”), which are issued by state and local governments to finance the current operations of such governments, (iii) Revenue Anticipation Notes (“RANs”), which are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes, (iv) Construction Loan Notes, which are issued to provide construction financing for specific projects, (v) Bank Notes, which are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings, and (vi) Tax-Exempt Commercial Paper (“municipal paper”), which represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies.

Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

The Fund may make short sales of municipal bonds. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

The Fund may invest in restricted and illiquid securities.

The Fund may lend portfolio securities to certain borrowers determined to be creditworthy by the Manager, including to borrowers affiliated with the Manager.

BlackRock Massachusetts Tax-Exempt Trust (MHE)

The Fund’s investment objective is to seek as high a level of current income exempt from both regular U.S. federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders’ capital. There can be no assurance that the Fund will achieve its investment objective.

The Fund seeks to achieve its investment objective by investing primarily in Massachusetts tax- exempt obligations (including bonds, notes and capital lease obligations). The Fund is subject to certain restrictions and investment policies which require it, under normal market conditions (i) to invest at least 80% of its total assets in obligations that are deemed to be “investment grade,” and (ii) to invest its assets so that, during any fiscal year, at least 80% of the income generated by the Fund will be exempt from regular federal income taxes and Massachusetts personal income taxes and from the federal alternative minimum tax. The Fund may invest directly in such securities or synthetically through the use of derivatives. Policy (ii) is considered fundamental and may not be changed without the approval of a majority of the outstanding common shares and outstanding preferred shares of the Fund (including the variable rate demand preferred shares (“VRDP Shares”) and any other preferred shares), voting as a single class and a majority of the outstanding preferred shares of the Fund (including the VRDP Shares and any other preferred shares), voting as a separate class, within the meaning of the 1940 Act, i.e., a vote of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Policy (i) may be changed by the Board of Trustees of the Fund without shareholder approval.

The Fund also may invest up to 20% of its total assets in other municipal obligations which are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but do not enable shares of the Fund to be exempt from Massachusetts personal income taxes (“Municipal Obligations”). “Massachusetts Municipal Obligations” are municipal obligations bearing interest that, in the opinion of bond counsel to the issuer, is exempt from both regular U.S. federal income taxes and Massachusetts personal income taxes. Unless otherwise noted, the term “Municipal Obligations” also includes Massachusetts Municipal Obligations.

The Fund will consider securities to be “investment grade” if they are rated within the four highest quality ratings as determined by either S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB), Moody’s Investors Service, Inc. (“Moodys”) (currently Aaa, Aa, A and Baa) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB) at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Manager. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax- exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Massachusetts Municipal Obligations or other Municipal Obligations with respect to the foregoing requirements, the BlackRock Advisors, LLC (the “Manager”) takes into account the municipal bond insurance as well as the nature of any letters of credit or similar credit enhancement to which particular Municipal Obligations are entitled and the creditworthiness of the financial institution which provided such municipal bond insurance or credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 20% of its total assets in non-investment grade securities that are rated below Baa by Moody’s or below BBB by S&P or Fitch or are unrated securities that are considered by the Manager to possess similar credit characteristics. The Fund will not, however, invest in any securities rated lower than B by S&P or Moody’s, or any unrated security unless such unrated security is, in the opinion of the Manager, comparable to securities rated at least B.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security as a result of subsequent market movements or if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating

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Fund Investment Objectives, Policies and Risks  (continued)

agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may also purchase Municipal Obligations that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non- governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. Other than the general requirement that at least 80% of the income generated by the Fund be exempt from regular Federal income taxes and Massachusetts personal income taxes and from the federal alternative minimum tax, the Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Obligations subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The Trust invests primarily in long term municipal obligations with maturities of more than ten years. The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Obligations.

The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

The Fund’s stated expectation is that it will invest in Municipal Obligations that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Obligations are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Obligations are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Obligations of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Obligations of the market sector for reasons that do not apply to the particular Municipal Obligations that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Obligations will be based on the Manger’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.

The Fund ordinarily does not intend to realize significant investment income not exempt from regular U.S. federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Obligations for investment by the Fund.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These derivative transactions may be used for duration management and other risk management purposes, subject to the Fund’s investment restrictions. While the Fund’s use of derivative transactions is intended to reduce the volatility of the net asset value of the Fund’s common shares, the net asset value of the Fund’s common shares will fluctuate. No assurance can be given that the Fund’s derivative transactions will be effective.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VRDP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Other Investment Policies: During temporary defensive periods (e.g., times when, in the Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term obligations are available), or in order to keep cash on hand fully invested, the Fund may invest in high quality, short-term Massachusetts Municipal Obligations the income on which will be exempt from both regular federal income taxes and

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Fund Investment Objectives, Policies and Risks  (continued)

Massachusetts personal income taxes, or, if such securities are not available at reasonable prices and yields, in comparable temporary investments, the income on which will be subject to Massachusetts personal income taxes or to both regular federal income taxes and Massachusetts personal income taxes. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such Municipal Obligations maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund may make taxable temporary investments (i.e., those which are subject to both regular federal income taxes or Massachusetts personal income taxes, or both) if they are U.S. Government securities or securities rated within the highest grade by S&P, and mature within one year from the date of purchase or carry a variable or floating rate of interest. Taxable temporary investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the Fund makes substantial temporary investments in securities the income on which is subject to regular federal income taxes or Massachusetts personal income taxes, or both, the Fund will not at such times be in a position to achieve its investment objective.

The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer or an affiliate thereof, in U.S. Government securities or an affiliate thereof.

The Fund may invest in restricted and illiquid securities.

The Fund may lend portfolio securities to certain borrowers determined to be creditworthy by the Manager, including to borrowers affiliated with the Manager.

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

The Fund’s investment objective is to provide shareholders with current income exempt from federal income tax and New York State and New York City personal income taxes. The Fund’s investment objective is a fundamental policy that may not be changed without a vote of a majority of the Fund’s outstanding voting securities. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New York State and New York City personal income taxes (“New York Municipal Bonds”), except at times when BlackRock Advisors, LLC (the “Manager”) considers that New York Municipal Bonds of sufficient quantity and quality are unavailable at suitable prices. To the extent that the Manager considers that suitable New York Municipal Bonds are not available for investment, the Fund may purchase municipal obligations exempt from federal income taxes but not New York personal income taxes (“Municipal Bonds”). At all times, at least 65% of the Fund’s total assets will be invested in New York Municipal Bonds and at least 80% of each Fund’s total assets will be invested in New York Municipal Bonds and Municipal Bonds, except during interim periods pending investment of the net proceeds of public offerings of its securities and during temporary defensive periods. The Fund may invest directly in such securities or synthetically through the use of derivatives. Under normal circumstances, at least 80% of the Fund’s assets will be invested in municipal obligations with remaining maturities of one year or more. There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.

The investment grade Municipal Bonds in which the Fund will primarily invest are those Municipal Bonds that are rated at the date of purchase in the four highest rating categories of S&P, Moody’s or Fitch or, if unrated, are considered to be of comparable quality by the Manager. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody’s. In the case of short-term notes, the investment grade rating categories are SP-1 + through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1 + through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of New York Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular New York Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.

The Fund intends to invest primarily in long-term Municipal Bonds with maturities of more than ten years. However, the Fund also may invest in intermediate term Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short-term Municipal Bonds with maturities of less than three years. The average maturity of the Fund’s portfolio securities will vary based upon the Manager’s assessment of economic and market conditions.

The Fund may invest in short-term, tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such short-term securities or cash will not exceed 20% of its total assets except during interim periods pending investment of the net proceeds of public offerings of the Fund’s securities or in anticipation of the repurchase or redemption of the Fund’s securities and temporary periods when, in the opinion of the Manager, prevailing market or financial conditions warrant. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from New York State and New York City personal income taxes

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Fund Investment Objectives, Policies and Risks  (continued)

(“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in New York Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law, including the 1940 Act. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. For purposes of the Fund’s investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes and New York personal income taxes will be considered “New York Municipal Bonds” and Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes will be considered “Municipal Bonds.”

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax and New York personal income tax. From time to time, the

Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. The Fund may purchase and sell futures contracts and exchange- listed and over-the-counter put and call options on futures contracts as a hedging strategy. In order to seek to hedge the value of the Fund against interest rate fluctuations, to hedge against increases in the Fund’s costs associated with the dividend payments on any preferred shares or to seek to increase the Fund’s return, the Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps or Bond Market Association Municipal Swap Index swaps. The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares.

Other Investment Policies:The Fund may invest in short-term tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such short- term securities or cash will not exceed 20% of its total assets except during interim periods pending investment of the net proceeds of public offerings of the Fund’s securities or in anticipation of the repurchase or redemption of the Fund’s securities and temporary periods when, in the opinion of the Manager, prevailing market or financial conditions warrant. Tax-exempt money market securities may include municipal notes, municipal commercial paper, Municipal Bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs.

Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed-income securities include, without limitation, the following: (i) Bond Anticipation Notes (“BANs”), which are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds, (ii) Tax Anticipation Notes (“TANs”), which are issued by state and local governments to finance the current operations of such governments, (iii) Revenue Anticipation Notes (“RANs”), which are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes, (iv) Construction Loan Notes, which are issued to provide construction financing for specific projects, (v) Bank Notes, which are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings, and (vi) Tax-Exempt Commercial Paper (“municipal paper”), which represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies.

The Fund may invest in variable rate demand obligations and Participating variable rate demand obligations. The Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards.

Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

The Fund may invest in repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets.

BlackRock New York Municipal Bond Trust (BQH)

The Fund’s investment objective is to provide current income exempt from regular federal income tax and New York State and New York City personal income tax. The Fund’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax and New York State and New York City personal income tax (except that interest may be subject to the alternative minimum tax). “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The Fund may not change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable rate demand preferred shares (“VRDP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VRDP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

96	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to its financial commitment on the obligation than is the case for issuers of higher grade municipal bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Fund may invest up to 20% of its Managed Assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

Subject to the Fund’s policy of investing, under normal market conditions, at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax and New York State and New York City personal income tax, the Fund may invest in securities that pay interest that is not exempt from New York State and New York City personal income tax when, in the judgment of the Manager, the return to the shareholders after payment of applicable New York State and New York City personal income tax would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from New York State and New York City personal income tax.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a federal alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The Fund’s stated expectation is that it will invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation. The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts. These derivative transactions may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain.

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	97

Fund Investment Objectives, Policies and Risks  (continued)

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VRDP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund reserves the right to borrow funds subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.

Other Investment Policies: The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly, subject to certain requirements.

The Fund may invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax.

During temporary defensive periods (e.g., times when, in the Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax- exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in liquid, short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund’s investment policies provide that it will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest (such short-term obligations being referred to herein as “Temporary Investments”). Temporary Investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the Fund invests in Temporary Investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

Short-term taxable fixed-income investments include, without limitation, the following: (i) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, (ii) certificates of deposit issued against funds deposited in a bank or a savings and loan association, (iii) repurchase agreements, which involve purchases of debt securities, and (iv) commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance.

Short-term tax-exempt fixed-income securities include, without limitation, the following: (i) Bond Anticipation Notes (“BANs”), which are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds, (ii) Tax Anticipation Notes (“TANs”), which are issued by state and local governments to finance the current operations of such governments, (iii) Revenue Anticipation Notes (“RANs”), which are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes, (iv) Construction Loan Notes, which are issued to provide construction financing for specific projects, (v) Bank Notes, which are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings, and (vi) Tax-Exempt Commercial Paper (“municipal paper”), which represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies.

Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

The Fund may make short sales of municipal bonds. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or, to the extent applicable, to enhance income or gain.

The Fund may invest in restricted and illiquid securities.

The Fund may lend portfolio securities to certain borrowers determined to be creditworthy by the Manager, including to borrowers affiliated with the Manager.

BlackRock New York Municipal Income Quality Trust (BSE)

The Fund’s investment objective is to provide current income exempt from Federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes.

The Fund’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax, including the alternative minimum tax, and New York State and New York City personal income tax. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The Fund intends to be fully invested in such municipal bonds. The Fund will not invest in any bond if the interest on that bond is subject to the alternative minimum tax. The Fund may not change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable rate demand preferred shares (“VRDP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VRDP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

98	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

The Fund’s investment policies provide that, under normal market conditions, the Fund will invest primarily in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch.

Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.

The Fund may invest directly in such securities or synthetically through the use of derivatives.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The Fund’s stated expectation is that it will invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation. The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts. These derivative transactions may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VRDP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund reserves the right to borrow subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.

Other Investment Policies:The Fund may invest up to 10% of its total assets in securities of other open- or closed- end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly, subject to certain requirements.

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	99

Fund Investment Objectives, Policies and Risks  (continued)

The Fund may also invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes, subject to certain requirements.

During temporary defensive periods (e.g., times when, in the Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax- exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in liquid, short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund’s investment policies provide that it will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest (such short-term obligations being referred to herein as “Temporary Investments”). Temporary Investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the Fund invests in Temporary Investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

Short-term taxable fixed-income investments include, without limitation, the following: (i) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, (ii) certificates of deposit issued against funds deposited in a bank or a savings and loan association, (iii) repurchase agreements, which involve purchases of debt securities, and (iv) commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance.

Short-term tax-exempt fixed-income securities include, without limitation, the following: (i) Bond Anticipation Notes (“BANs”), which are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds, (ii) Tax Anticipation Notes (“TANs”), which are issued by state and local governments to finance the current operations of such governments, (iii) Revenue Anticipation Notes (“RANs”), which are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes, (iv) Construction Loan Notes, which are issued to provide construction financing for specific projects, (v) Bank Notes, which are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings, and (vi) Tax-Exempt Commercial Paper (“municipal paper”), which represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies.

Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

The Fund may make short sales of municipal bonds. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or, to the extent applicable, to enhance income or gain.

The Fund may invest in restricted and illiquid securities.

The Fund may lend portfolio securities to certain borrowers determined to be creditworthy by the Manager, including to borrowers affiliated with the Manager.

BlackRock New York Municipal Income Trust II (BFY)

The Fund’s investment objective is to provide current income exempt from regular Federal income tax and New York State and New York City personal income taxes. The Fund’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax and New York State and New York City personal income tax (except that interest may be subject to the alternative minimum tax). “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The Fund may not change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable rate demand preferred shares (“VRDP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VRDP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A- 1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

100	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

The Manager may invest up to 20% of its Managed Assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.

The Fund may invest directly in such securities or synthetically through the use of derivatives.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

Subject to the Fund’s policy of investing, under normal market conditions, at least 80% of its Managed Assets (as defined for this policy) in investments the income from which is exempt from federal income tax and New York State and New York City personal income tax, the Fund may invest in securities that pay interest that is not exempt from New York State and New York City personal income tax when, in the judgment of the Manager, the return to the shareholders after payment of applicable New York State and New York City personal income tax would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from New York State and New York City personal income tax.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities.

Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a federal alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income. VRDP Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing VRDP Shares. The suitability of an investment in VRDP Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the federal alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The Fund’s stated expectation is that it will invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation. The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

During temporary defensive periods, and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its net assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objective under these circumstances. The Fund intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Fund invests in taxable short term investments a portion of your dividends would be subject to regular Federal income tax and New York State and New York City personal income taxes.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts. These derivative transactions may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VRDP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

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Fund Investment Objectives, Policies and Risks  (continued)

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund reserves the right to borrow funds subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.

Other Investment Policies:The Fund may invest up to 10% of its total assets in securities of other open- or closed- end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly, subject to certain requirements.

The Fund may invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax, subject to certain requirements.

During temporary defensive periods (e.g., times when, in the Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax- exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in liquid, short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund’s investment policies provide that it will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest (such short-term obligations being referred to herein as “Temporary Investments”). Temporary Investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the Fund invests in Temporary Investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

Short-term taxable fixed-income investments include, without limitation, the following: (i) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, (ii) certificates of deposit issued against funds deposited in a bank or a savings and loan association, (iii) repurchase agreements, which involve purchases of debt securities, and (iv) commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance.

Short-term tax-exempt fixed-income securities include, without limitation, the following: (i) Bond Anticipation Notes (“BANs”), which are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds, (ii) Tax Anticipation Notes (“TANs”), which are issued by state and local governments to finance the current operations of such governments, (iii) Revenue Anticipation Notes (“RANs”), which are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes, (iv) Construction Loan Notes, which are issued to provide construction financing for specific projects, (v) Bank Notes, which are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings, and (vi) Tax-Exempt Commercial Paper (“municipal paper”), which represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies.

Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

The Fund may make short sales of municipal bonds. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or, to the extent applicable, to enhance income or gain.

The Fund may invest in restricted and illiquid securities.

The Fund may lend portfolio securities to certain borrowers determined to be creditworthy by the Manager, including to borrowers affiliated with the Manager.

BlackRock Virginia Municipal Bond Trust (BHV)

The Fund’s investment objective is to provide current income exempt from regular federal income taxes and Virginia personal income tax. As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from regular federal income tax and Virginia personal income tax. The Fund cannot change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable demand rate preferred shares (“VRDP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VRDP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest quality ratings as determined by either Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade municipal bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+

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Fund Investment Objectives, Policies and Risks  (continued)

through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Fund may invest up to 20% of its Managed Assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Securities rated Ba/BB or below are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

Subject to the Fund’s policy, under normal market conditions, of investing at least 80% of its Managed Assets in municipal bonds, the interest from which is exempt from Virginia personal income tax, the Fund may invest in securities that pay interest that is not exempt from Virginia personal income tax when, in the judgment of the Manager, the return to the shareholders after payment of applicable Virginia personal income tax would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from Virginia personal income tax.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income. VRDP Shares may not be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of purchasing VRDP Shares. The suitability of an investment in VRDP Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the federal alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.

The average maturity of the Fund’s portfolio securities will vary based upon the Manager’s assessment of economic and market conditions. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The Fund’s stated expectation is that it may invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income taxes. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a U.S. federal income tax exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by the Fund.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts. These derivative transactions may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain.

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Fund Investment Objectives, Policies and Risks  (continued)

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VRDP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund reserves the right to borrow funds subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Other Investment Policies:The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly, subject to certain requirements.

The Fund may invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax, subject to certain requirements.

During temporary defensive periods (e.g., times when, in the Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax- exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in liquid, short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund’s investment policies provide that it will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest (such short-term obligations being referred to herein as “Temporary Investments”). Temporary Investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the Fund invests in Temporary Investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

Short-term taxable fixed-income investments include, without limitation, the following: (i) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities, (ii) certificates of deposit issued against funds deposited in a bank or a savings and loan association, (iii) repurchase agreements, which involve purchases of debt securities, and (iv) commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance.

Short-term tax-exempt fixed-income securities include, without limitation, the following: (i) Bond Anticipation Notes (“BANs”), which are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds, (ii) Tax Anticipation Notes (“TANs”), which are issued by state and local governments to finance the current operations of such governments, (iii) Revenue Anticipation Notes (“RANs”), which are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes, (iv) Construction Loan Notes, which are issued to provide construction financing for specific projects, (v) Bank Notes, which are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings, and (vi) Tax-Exempt Commercial Paper (“municipal paper”), which represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies.

The Fund may invest in variable rate demand obligations. The Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

The Fund may make short sales of municipal bonds. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

The Fund may invest in restricted and illiquid investments.

The Fund may lend portfolio securities to certain borrowers determined to be creditworthy by the Manager, including to borrowers affiliated with the Manager.

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Fund Investment Objectives, Policies and Risks  (continued)

Risk Factors

This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical.

Non-Diversification Risk (BZM, MHE, MHN, BSE, BFY and BHV): The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things

•

Interest rate risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities.

Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance

•

Credit risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General obligation bonds risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base

•	Revenue bonds risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•

Private activity bonds risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

•

Moral obligation bonds risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

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Fund Investment Objectives, Policies and Risks  (continued)

•	Municipal notes risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

•

Municipal lease obligations risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Tax-exempt status risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

State Specific Risk: The Fund invests primarily in municipal bonds issued by or on behalf of its designated state.As a result, the Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a fund that invests more widely. Fund management does not believe that the current economic conditions will adversely affect the Fund’s ability to invest in high quality state municipal securities in its designated state.

Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay U.S. federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

Zero Coupon Securities Risk: While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk: When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

U.S. Government Obligations Risk: Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Variable Rate Demand Obligations Risks: Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Repurchase Agreements and Purchase and Sale Contracts Risk: If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Leverage Risk: The Fund uses leverage for investment purposes through the issuance of VRDP Shares. The Fund also utilizes leverage for investment purposes by entering into reverse repurchase agreements, derivative instruments with leverage embedded in then, such as TOB Residuals and, if applicable, dollar rolls. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

106	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Investment Objectives, Policies and Risks  (continued)

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk (MHE): Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Short Sales Risk (BZM, BQH, BSE, BFY and BHV): Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment Companies and ETFs Risk (BZM, MHN, BQH, BSE, BFY and BHV): Subject to the limitations set forth in the 1940 Act or as otherwise limited by the SEC, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Volatility risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

FUND INVESTMENT OBJECTIVES, POLICIES AND RISKS	107

Fund Investment Objectives, Policies and Risks  (continued)

•

Market and illiquidity risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•	Valuation risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

•

Regulatory risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd- Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non- U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In November 2019, the SEC proposed new regulations governing the use of derivatives by registered investment companies. If adopted as proposed, new Rule 18f-4 would impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the proposed limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

108	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Automatic Dividend Reinvestment Plan

Pursuant to BZM, MHE, MHN, BQH, BSE, BFY and BHV’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BZM, MHE, MHN, BQH, BSE, BFY and BHV declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the

Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BZM, BQH, BSE, BFY and BHV that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. Participants in MHE and MHN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

AUTOMATIC DIVIDEND REINVESTMENT PLAN	109

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi(d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	87 RICs consisting of 111 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

110	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
W. Carl Kester(d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch(d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	121 RICs consisting of 275 Portfolios	None
John M. Perlowski(d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	122 RICs consisting of 276 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex

TRUSTEE AND OFFICER INFORMATION	111

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

112	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2020 for shareholders of record on May 29, 2020, to elect trustee nominees for each Trust other than BQH. There were no broker non-votes with regard to any of the Trusts.

Shareholders of BZM, BSE, BFY and BHV elected the Class I Trustees as follows:

Trust Name	Michael J. Castellano		R. Glenn Hubbard		John M. Perlowski		W. Carl Kester(a)
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BZM	1,749,311	97,749	1,741,267	105,793	1,749,311	97,749	160	0
BSE	4,599,591	1,186,559	4,598,544	1,187,606	4,599,591	1,186,559	405	0
BFY	3,515,198	683,312	3,778,065	420,445	3,788,500	410,010	444	0
BHV	1,312,411	79,216	1,312,411	79,216	1,297,811	93,816	116	0

(a)	Voted on by holders of preferred shares only.

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn, Catherine A. Lynch, Karen P. Robards, and Frank J. Fabozzi.

Shareholders of MHE and MHN elected the Trustees as follows:

Trust Name	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
	Votes For	Votes Withheld		Votes For	Votes Witheld		Votes For	Votes Withheld
MHN	19,494,461	7,468,510		19,458,629	7,504,342		20,045,524	6,917,447

		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MHE	1,987,489	74,510	2,000	1,962,959	99,040	2,000	1,990,501	71,498	2,000

Trust Name	Robert Fairbairn			R. Glenn Hubbard			Catherine A. Lynch
	Votes For	Votes Withheld		Votes For	Votes Witheld		Votes For	Votes Withheld
MHN	20,032,675	6,930,296		19,984,604	6,978,367		20,045,556	6,917,415

		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MHE	1,985,490	76,509	2,000	1,967,774	94,225	2,000	1,984,492	77,507	2,000

Trust Name	John M. Perlowski			Karen P. Robards			Frank J. Fabozzi(a)
	Votes For	Votes Withheld		Votes For	Votes Witheld		Votes For	Votes Withheld
MHN	20,025,038	6,937,933		19,498,969	7,464,002		2,436	0

		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MHE	1,987,490	74,509	2,000	1,985,489	76,510	2,000	185	0	0

Trust Name							W. Carl Kester(a)
							Votes For	Votes Withheld
MHN							2,436	0

								Votes Against	Abstain
MHE							185	0	0

(a)	Voted on by holders of preferred shares only.

ADDITIONAL INFORMATION	113

Additional Information  (continued)

At a Special Meeting of Shareholders of BlackRock New York Municipal Bond Trust (“BQH”) held on Friday, August 21, 2020, BQH shareholders were asked to vote on the following proposals:

Common and Preferred Shareholders

Proposal 1(A). The common shareholders and preferred shareholders of BlackRock New York Municipal Bond Trust (the “Target Fund”), were asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the Target Fund will merge with and into a Massachusetts limited liability company and a wholly-owned subsidiary of BlackRock New York Municipal Opportunities Fund (the “Acquiring Fund”), a series of BlackRock Multi-State Municipal Series Trust, with the Target Fund’s common shares being converted into newly issued Investor A shares of the Acquiring Fund.

With respect to Proposal 1(A), the shares of the Trust were voted as follows:

Trust Name	For	Against	Abstain
BQH	1,444,203	116,559	29,229

Preferred Shareholders

Proposal 1(B). The preferred shareholders of the Target Fund are being asked to vote as a separate class on a proposal to approve the Merger Agreement.

With respect to Proposal 1(B), the shares of the Trust were voted as follows:

Trust Name	For	Against	Abstain
BQH	221	—	—

Trust Certification

The Trusts are listed for trading on the NYSE and BZM, MHE, MHN, BSE, BFY and BHV have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statements of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

114	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Trusts’ Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

The Toronto-Dominion Bank(a)

New York, NY 10019

BofA Securities, Inc.(b)

New York, NY 10036

Wells Fargo Bank, N.A.(c)

San Francisco, CA 94104

ADDITIONAL INFORMATION	115

Additional Information  (continued)

Trusts’ Service Providers (continued)

VRDP Remarketing Agent

TD Securities (USA) LLC(a)

New York, NY 10019

BofA Securities, Inc.(b)

New York, NY 10036

Wells Fargo Securities, LLC(c)

Charlotte, NC 28202

VRDPTender and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BZM and BHV.
(b)	For MHN, BQH, BSE and BFY.
(c)	For MHE.

116	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

BHAC	Berkshire Hathaway Assurance Corp.

CAB	Capital Appreciation Bonds

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

HFA	Housing Finance Agency

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

GLOSSARY OF TERMS USED IN THIS REPORT	117

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-STMUNI-8-08/20-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization. Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Virginia Municipal Bond Trust	$19,278	$19,278	$0	$0	$7,200	$7,400	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Virginia Municipal Bond Trust	$7,200	$7,400

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
Catherine A. Lynch
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1)  As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Phillip Soccio, CFA, Director at BlackRock and Kevin Maloney, Vice President at BlackRock. Each of the foregoing professionals is a member of BlackRock’s municipal tax-exempt management group and is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Soccio and Maloney have been members of the registrant’s portfolio management team since 2007 and 2017, respectively.

Portfolio Manager	Biography
Phillip Soccio	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Kevin Maloney	Vice President of BlackRock since 2018; Associate of BlackRock from 2014 to 2017; Analyst of BlackRock from 2011 to 2013.

(a)(2) As of August 31, 2020:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio	15	0	0	0	0	0
	$6.28 Billion	$0	$0	$0	$0	$0
Kevin Maloney	10	0	0	0	0	0
	$3.75 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.    It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

  (a)(3) As of August 31, 2020:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2020.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.    In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation.    Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2020.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Phillip Soccio.	None
Kevin Maloney	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Virginia Municipal Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Virginia Municipal Bond Trust

Date: October 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Virginia Municipal Bond Trust

Date: October 30, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Virginia Municipal Bond Trust

Date: October 30, 2020